                                                                   Exhibit 10(z)


                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


----------------------------------------------------

In re:


FRUIT OF THE LOOM, INC., et al.,
                                                          Chapter 11
                          Debtors.
                                                          Case No. 99-4497 (PJW)
----------------------------------------------------


                           THIRD AMENDED JOINT PLAN OF
                       REORGANIZATION OF FRUIT OF THE LOOM
                     UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

                                 MILBANK, TWEED, HADLEY & MCCLOY LLP
                                 1 Chase Manhattan Plaza New York,
                                 New York 10005-1413 (212) 530-5000

                                 --and--

                                 SAUL EWING LLP
                                 222 Delaware Ave.
                                 P.O. Box 1266
                                 Wilmington, Delaware 19889-1266
                                 (302) 421-6800

                                 Attorneys for Fruit of the Loom, Inc., et al., Debtors and Debtors in Possession

                                 Dated: March 19, 2002

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
SECTION I DEFINITIONS.............................................................................................2
         1.1      "8 7/8% Notes"..................................................................................2
         1.2      "8 7/8% Note Claims" means the Claims of (a) the holders of the 8 7/8% Notes, and (b) the
                  8 7/8% Notes Trustee............................................................................2
         1.3      "8 7/8% Note Claims Beneficial Interest in FOL Liquidation Trust"...............................2
         1.4      "8 7/8% Notes Trustee"..........................................................................2
         1.5      "1999 Pledge Agreement".........................................................................2
         1.6      "1997 Credit Agreement".........................................................................2
         1.7      "7% Debentures".................................................................................2
         1.8      "7 3/8% Debentures".............................................................................2
         1.9      "6 1/2% Notes"..................................................................................3
         1.10     "Ad Hoc Committee of 8 7/8% Noteholders"........................................................3
         1.11     "APA"...........................................................................................3
         1.12     "APA Schedule"..................................................................................3
         1.13     "Acceptable" or "Acceptability".................................................................3
         1.14     "Adequate Protection Order".....................................................................3
         1.15     "Adequate Protection Payments"..................................................................3
         1.16     "Adjusted Apparel Business Sale Proceeds".......................................................3
         1.17     "Administrative Expense Claim"..................................................................4
         1.18     "Affiliate".....................................................................................4
         1.19     "Allow" or "Allowed"............................................................................5
         1.20     "Allowed NWI Administrative Expense Claim"......................................................5
         1.21     "Amended Bylaws"................................................................................5
         1.22     "Amended Certificates of Incorporation".........................................................5
         1.23     "Apparel Business"..............................................................................5
         1.24     "Artwork Litigation"............................................................................5
         1.25     "Assumption and Assignment Schedule"............................................................6
         1.26     "Avoidance Action"..............................................................................6
         1.27     "Ballot"........................................................................................6
         1.28     "Ballot Agent"..................................................................................6
         1.29     "Ballot Agent Order"............................................................................6
         1.30     "Bank of America"...............................................................................6
         1.31     "Bank Steering Committee".......................................................................6
         1.32     "Bankruptcy Code"...............................................................................6
         1.33     "Bankruptcy Rules"..............................................................................6
         1.34     "Base Distribution".............................................................................6
         1.35     "Berkshire".....................................................................................6
         1.36     "Business Day"..................................................................................6
         1.37     "Cash"..........................................................................................6
         1.38     "Cash Investment Yield".........................................................................7
         1.39     "Causes of Action"..............................................................................7
         1.40     "Cayman Court"..................................................................................7
         1.41     "Cayman Proceeding".............................................................................7

         1.42     "Claim".........................................................................................7
         1.43     "Claims Agent"..................................................................................7
         1.44     "Class".........................................................................................7
         1.45     "Class Action Claims"...........................................................................7
         1.46     "Class 4A Supplemental Payment".................................................................7
         1.47     "Class 4C Supplemental Payment".................................................................7
         1.48     "Closing".......................................................................................8
         1.49     "Closing Date"..................................................................................8
         1.50     "Collateral"....................................................................................8
         1.51     "Committee Avoidance Action"....................................................................8
         1.52     "Confirmation Date".............................................................................8
         1.53     "Confirmation Hearing"..........................................................................8
         1.54     "Confirmation Order"............................................................................8
         1.55     "Consent".......................................................................................8
         1.56     "Consolidated Estate"...........................................................................9
         1.57     "Consolidating Debtors".........................................................................9
         1.58     "Court".........................................................................................9
         1.59     "Creditors' Committee"..........................................................................9
         1.60     "Creditors' Committee Action"...................................................................9
         1.61     "Creditors' Securities Fraud Claims"............................................................9
         1.62     "Cure"..........................................................................................9
         1.63     "Custodial Trust"..............................................................................10
         1.64     "D&O Insurance Policy".........................................................................10
         1.65     "DIP Agent"....................................................................................10
         1.66     "DIP Facility".................................................................................10
         1.67     "DIP Facility Claims"..........................................................................10
         1.68     "DIP Financing Order"..........................................................................10
         1.69     "DIP Lenders"..................................................................................10
         1.70     "Debtor Subsidiaries"..........................................................................10
         1.71     "Debtors"......................................................................................11
         1.72     "Debtors in Possession"........................................................................11
         1.73     "Designated Executives"........................................................................11
         1.74     "Differential".................................................................................11
         1.75     "Directly Transferred Subsidiaries"............................................................11
         1.76     "Disallow" or "Disallowed".....................................................................11
         1.77     "Discharged Claims and Interests" and "Discharged Claim or Interest"...........................11
         1.78     "Disclosure Statement".........................................................................11
         1.79     "Disclosure Statement Approval Order"..........................................................11
         1.80     "Disputed Claim"...............................................................................11
         1.81     "Disputed Reserve".............................................................................12
         1.82     "Distributions"................................................................................12
         1.83     "Emergence Bonuses"............................................................................12
         1.84     "EPA Settlement Agreement".....................................................................12
         1.85     "Effective Date"...............................................................................12
         1.86     "Equity Interest"..............................................................................12
         1.87     "Estate".......................................................................................12

         1.88     "Excluded Claims and Defenses".................................................................12
         1.89     "Existing L/Cs"................................................................................12
         1.90     "FOL Liquidation Trust"........................................................................12
         1.91     "FOL Liquidation Trust Advisory Committee".....................................................13
         1.92     "FTL Cayman"...................................................................................13
         1.93     "FTL Cayman Capital Stock".....................................................................13
         1.94     "FTL Entities".................................................................................13
         1.95     "FTL Inc.".....................................................................................13
         1.96     "FTL Liquidation Proceeds".....................................................................13
         1.97     "Farley".......................................................................................13
         1.98     "Farley Bank Agent"............................................................................13
         1.99     "Farley Collateral"............................................................................13
         1.100    "Farley Claims"................................................................................13
         1.101    "Farley Credit Agreement"......................................................................13
         1.102    "Farley Gross-up Reserve"......................................................................14
         1.103    "Farley Guaranty"..............................................................................14
         1.104    "Farley LC Escrow Amount"......................................................................14
         1.105    "Farley Lenders"...............................................................................14
         1.106    "Farley Letter of Credit"......................................................................14
         1.107    "Farley Reimbursement Obligations".............................................................14
         1.108    "Farley Settlement"............................................................................14
         1.109    "Farley Settlement Period".....................................................................14
         1.110    "Final Order"..................................................................................14
         1.111    "Fruit of the Loom"............................................................................14
         1.112    "Fruit of the Loom Group"......................................................................15
         1.113    "GAAP" ........................................................................................15
         1.114    "Governmental Parties".........................................................................15
         1.115    "Indenture"....................................................................................15
         1.116    "Indenture Trustee"............................................................................15
         1.117    "Indenture Trustee and Agent Fees".............................................................15
         1.118    "Indirectly Transferred Subsidiaries"..........................................................15
         1.119    "Initial Distribution Date"....................................................................15
         1.120    "JPLs"   ......................................................................................15
         1.121    "Letter of Transmittal"........................................................................15
         1.122    "Liabilities"..................................................................................16
         1.123    "Lien"   ......................................................................................16
         1.124    "Liquidating Debtor"...........................................................................16
         1.125    "Liquidation Agent"............................................................................16
         1.126    "Liquidation Agent Agreement"..................................................................16
         1.127    "Liquidation Proceeds".........................................................................16
         1.128    "Master Ballot"................................................................................16
         1.129    "Material".....................................................................................16
         1.130    "Materially Adversely Affect"..................................................................16
         1.131    "NWI"    ......................................................................................17
         1.132    "NWI Claims"...................................................................................17
         1.133    "NWI Liquidation Agents".......................................................................17


         1.134    "NWI Liquidation Proceeds".....................................................................17
         1.135    "NWI Reimbursement Amount".....................................................................17
         1.136    "NWI Successor"................................................................................17
         1.137    "New Common Stock".............................................................................17
         1.138    "Newco" .......................................................................................17
         1.139    "New Farley Note Obligations"..................................................................17
         1.140    "Non-Core Assets"..............................................................................17
         1.141    "Nondebtor Affiliates".........................................................................18
         1.142    "Noteholders Steering Committee"...............................................................18
         1.143    "Northwest"....................................................................................18
         1.144    "Old FTL Inc. Capital Stock"...................................................................18
         1.145    "Old FTL Inc. Preferred Stock".................................................................19
         1.146    "Old Capital Stock"............................................................................19
         1.147    "Old Common Stock".............................................................................19
         1.148    "Old Stock Options"............................................................................19
         1.149    "Petition Date"................................................................................19
         1.150    "Plan" ........................................................................................19
         1.151    "Plan Entities"................................................................................19
         1.152    "Plan Entity Agreements".......................................................................19
         1.153    "Plan Supplement"..............................................................................19
         1.154    "Plan Transactions"............................................................................19
         1.155    "Postpetition Credit Agreement"................................................................19
         1.156    "Prepetition Agent"............................................................................19
         1.157    "Prepetition Bank Lenders".....................................................................19
         1.158    "Prepetition Bank Lender Claims"...............................................................19
         1.159    "Prepetition Claim"............................................................................19
         1.160    "Prepetition Collateral Agent".................................................................20
         1.161    "Prepetition Secured Creditor Claim"...........................................................20
         1.162    "Prepetition Secured Creditors"................................................................20
         1.163    "Priority Non-Tax Claim".......................................................................20
         1.164    "Priority Tax Claim"...........................................................................20
         1.165    "Professional Fees"............................................................................20
         1.166    "Purchaser"....................................................................................20
         1.167    "Quarterly Distribution Date"..................................................................20
         1.168    "Rabbi Trust"..................................................................................20
         1.169    "Ratable Proportion"...........................................................................20
         1.170    "Record Date"..................................................................................20
         1.171    "Reinstated" or "Reinstatement"................................................................20
         1.172    "Released Party"...............................................................................21
         1.173    "Remedies Action"..............................................................................21
         1.174    "Reorganization Cases".........................................................................21
         1.175    "Reorganizing Debtors".........................................................................21
         1.176    "Reorganized Fruit of the Loom"................................................................21
         1.177    "Reorganized Subsidiaries".....................................................................21
         1.178    "Retention Program"............................................................................21
         1.179    "Russell Hosiery Collateral Proceeds"..........................................................22

         1.180    "Sanction Order"...............................................................................22
         1.181    "Schedules"....................................................................................22
         1.182    "Scheme Claim".................................................................................22
         1.183    "Scheme of Arrangement"........................................................................22
         1.184    "Scheme Priority Claim"........................................................................22
         1.185    "Secured Claim"................................................................................22
         1.186    "Secured Creditor Payment".....................................................................22
         1.187    "Securities Act"...............................................................................23
         1.188    "Securities Claims"............................................................................23
         1.189    "Securities Class Action Plaintiffs"...........................................................23
         1.190    "Securities Class Actions".....................................................................23
         1.191    "Sellers"......................................................................................23
         1.192    "Senior Notes".................................................................................23
         1.193    "Senior Noteholder"............................................................................23
         1.194    "Senior Noteholder Claim"......................................................................23
         1.195    "Seven Properties".............................................................................23
         1.196    "Subsidiary"...................................................................................23
         1.197    "Subsidiary Equity Interests"..................................................................24
         1.198    "Supplemental Disclosure"......................................................................24
         1.199    "Supplemental Disclosure Order"................................................................24
         1.200    "Synthetic Lease"..............................................................................24
         1.201    "Synthetic Lease Agent"........................................................................24
         1.202    "Synthetic Lease Lenders"......................................................................24
         1.203    "Trade Claim"..................................................................................24
         1.204    "Trade Convenience Claim"......................................................................24
         1.205    "Trade Convenience Claim Maximum Class Payment Amount".........................................24
         1.206    "Transferred Debtor Subsidiary"................................................................24
         1.207    "Transferred Subsidiaries".....................................................................24
         1.208    "True-Up"......................................................................................24
         1.209    "UCT Beneficial Interest in FOL Liquidation Trust".............................................25
         1.210    "UCT Claims"...................................................................................25
         1.211    "Union Underwear"..............................................................................25
         1.212    "United States Trustee"........................................................................25
         1.213    "Unsecured"....................................................................................25
         1.214    "Unsecured Creditors Trust"....................................................................25
         1.215    "Unsecured Creditors Trust Agreement"..........................................................25
         1.216    "Unsecured Creditors Trust Advisory Committee".................................................25
         1.217    "Unsecured Deficiency Claim"...................................................................25
         1.218    "Velsicol".....................................................................................26
         1.219    "Voting Deadline"..............................................................................26

SECTION II INTERPRETATION:  APPLICATION OF DEFINITIONS, RULES OF CONSTRUCTION,
                  AND COMPUTATION OF TIME........................................................................26

SECTION III PAYMENT OF ADMINISTRATivE EXPENSE CLAIMS, PRIORITY TAX CLAIMS, AND OTHER UNCLASSIFIED CLAIMS
                  ALLOWED AGAINST FRUIT OF THE LOOM..............................................................26
         3.1      Administrative Expense Claims..................................................................26
                  3.1.1    Payment of Certain Administrative Expense Claims by the Plan Entities.................26
                  3.1.2    Payment of Certain Administrative Expense Claims by the Purchaser, Newco, or
                           Reorganized Fruit of the Loom.........................................................27
         3.2      DIP Facility Claims............................................................................27
         3.3      Priority Tax Claims............................................................................28

SECTION IV CLASSIFICATION OF CLAIMS AGAINST, AND EQUITY INTERESTS IN, FRUIT OF THE LOOM..........................28

SECTION V TREATMENT OF CLAIMS AGAINST, AND EQUITY INTERESTS IN, THE CONSOLIDATED ESTATE UNDER THE PLAN...........29
         5.1      Distributions Under the Plan...................................................................30
         5.2      No Duplication of Claims or Distributions......................................................30
         5.3      Class 1:  Priority Non-Tax Claims..............................................................30
         5.4      Class 2:  Prepetition Secured Creditor Claims..................................................30
                  5.4.1    Base Distributions....................................................................30
                  5.4.2    Adjustments to Base Distributions.....................................................31
                  5.4.3    Calculation of Deficiency Claim Amounts...............................................32
                  5.4.4    Allowance of 7% Debentures Claims.....................................................32
         5.5      Class 3:  Other Secured Claims.................................................................32
         5.6      Class 4:  Unsecured Claims.....................................................................33
                  5.6.1    Division of Class 4 Into Three Subclasses.............................................33
                  5.6.2    Treatment of Certain Avoidance Actions................................................33
                  5.6.3    Treatment of Claims in Class 4A.......................................................33
                  5.6.4    Treatment of Claims in Class 4B.......................................................34
                  5.6.5    Treatment of Claims in Class 4C.......................................................34
         5.7      Class 5:  Trade Claims and Trade Convenience Claims............................................34
         5.8      Class 6:  Creditors' Securities Fraud Claims...................................................35
         5.9      Class 7:  Old Capital Stock....................................................................35
         5.10     Class 8:  Transferred Subsidiary Equity Interests..............................................35
         5.11     Class 9:  Other Equity Interests...............................................................35

SECTION VI IMPAIRED AND UNIMPAIRED CLASSES OF CLAIMS AND EQUITY INTERESTS UNDER THE PLAN; ACCEPTANCE OR
                  REJECTION OF THE PLAN..........................................................................36
         6.1      Holders of Claims and Equity Interests Entitled to Vote........................................36
         6.2      Nonconsensual Confirmation.....................................................................36
         6.3      Revocation of the Plan.........................................................................36

SECTION VII MEANS OF IMPLEMENTATION OF THE PLAN..................................................................36
         7.1      Substantive Consolidation......................................................................36
                  7.1.1    Substantive Consolidation of Certain Members of Fruit of the Loom.....................36
                  7.1.2    Effect of Substantive Consolidation on the Scheme of Arrangement......................37
                  7.1.3    Plan as Motion for Approval of Substantive Consolidation Provided for Herein..........38
         7.2      Treatment of Intercompany Claims...............................................................38
         7.3      Sale of Fruit of the Loom's Apparel Business to the Purchaser..................................38
                  7.3.1    Sale of the Apparel Business..........................................................38
                  7.3.2    Creation of Newco.....................................................................39
         7.4      Obligations Under the Plan.....................................................................39
         7.5      Continuation of Business.......................................................................39
         7.6      Charter and Bylaws.............................................................................39
         7.7      Treatment of Existing Equity Interests and Issuance of New Common Stock........................39
                  7.7.1    General Provisions Relating to Cancellation of Existing Equity Interests..............39
                  7.7.2    Union Underwear and the Transferred Subsidiaries......................................40
         7.8      Treatment of FTL Inc...........................................................................40
         7.9      Boards of Directors of Reorganized Fruit of the Loom...........................................40
         7.10     Operations of Fruit of the Loom Between the Confirmation Date and the Effective Date...........40
         7.11     Exclusivity Period.............................................................................40
         7.12     Revesting of Assets............................................................................40
         7.13     Creditors' Committee...........................................................................41
         7.14     Effectuating Documents; Further Transactions...................................................41
         7.15     Assumption of Obligations Under the Plan.......................................................42
         7.16     Distributions under the Plan...................................................................42
         7.17     Claims Against Farley and the Farley Claims....................................................42
                  7.17.1   Settlement of Claims Against Farley by FOL Liquidation Trust..........................42
                  7.17.2   Assignment of Certain Claims Against Farley to FOL Liquidation Trust..................43
                  7.17.3   Resolution of Disputed Farley Claims..................................................43
                  7.17.4   Treatment of Farley Collateral by FOL Liquidation Trust; Amendment of Plan
                           Relating to Farley Settlement.........................................................44
                  7.17.5   Settlement of Other Farley Matters....................................................44
         7.18     Substantial Consummation.......................................................................44
         7.19     Preservation of Certain Causes of Action and Defenses..........................................44
         7.20     Cancellation of Existing Securities............................................................45
         7.21     Scheme of Arrangement..........................................................................46
         7.22     Treatment of NWI and NWI Claims................................................................46
                  7.22.1   Property of NWI.......................................................................46
                  7.22.2   Cancellation of Equity Interests in NWI...............................................46
                  7.22.3   NWI Successor.........................................................................46

                  7.22.4   The Custodial Trust...................................................................46
                  7.22.5   Treatment of NWI Claims...............................................................47
                  7.22.6   Effect of Failure to Obtain Necessary Approvals to EPA Settlement.....................48
         7.23     FOL Liquidation Trust and the Unsecured Creditors Trust........................................48
                  7.23.1   FOL Liquidation Trust.................................................................48
                  7.23.2   The Unsecured Creditors Trust.........................................................49
                  7.23.3   Advisory Committee to FOL Liquidation Trust...........................................50
                  7.23.4   Advisory Committee to Unsecured Creditors Trust.......................................50
                  7.23.5   Funding of the FOL Liquidation Trust and the Unsecured Creditors Trust................51
         7.24     The Plan Entities..............................................................................51
                  7.24.1   Rights and Powers of the Plan Entities................................................51
                  7.24.2   Fees and Expenses of the Plan Entities................................................51
                  7.24.3   Reports to Be Filed by the Plan Entities..............................................52
                  7.24.4   Expenses of the Plan Entities.........................................................52
         7.25     Liquidation of the Liquidating Debtors.........................................................52
         7.26     Adequate Protection Payments Prior to the Effective Date.......................................53
         7.27     Employee Retention and Executive Severance Program.............................................53

SECTION VIII DISTRIBUTIONS UNDER THE PLAN........................................................................54
         8.1      Timing of Distributions........................................................................54
         8.2      Record Date for Distributions..................................................................54
         8.3      Delivery of Distributions......................................................................54
                  8.3.1    General Provisions; Undeliverable Distributions.......................................54
                  8.3.2    Undeliverable Distributions as Unclaimed Property.....................................55
                  8.3.3    Minimum Distributions.................................................................55
                  8.3.4    Abandonment of Certain Property by the Plan Entities..................................55
         8.4      Manner of Cash Payments Under the Plan.........................................................56
         8.5      Time Bar to Cash Payments by Check.............................................................56
         8.6      Disputed Reserves..............................................................................56
         8.7      Limitations on Funding of Disputed Reserves....................................................57
         8.8      Tax Requirements for Income Generated by Disputed Reserves.....................................57
         8.9      Estimation of Claims...........................................................................57
         8.10     Distributions After Effective Date.............................................................57
         8.11     No Payments of Fractional Cents................................................................57
         8.12     Interest on Claims.............................................................................58
         8.13     No Distribution in Excess of Allowed Amount of Claim...........................................58
         8.14     Ordinary Course Liabilities....................................................................58
         8.15     Setoff and Recoupment..........................................................................58
         8.16     Payment of Taxes on Distributions Received Pursuant to the Plan................................58
         8.17     Surrender of Senior Notes and 8 7/8% Notes.....................................................59
                  8.17.1   General Requirement of Surrender......................................................59
                  8.17.2   Lost, Stolen, Mutilated, or Destroyed Notes...........................................59
                  8.17.3   Termination of Indentures.............................................................59
         8.18     Payment of Indenture Trustee and Agent Fees....................................................60

SECTION IX DISPUTED CLAIMS.......................................................................................60
         9.1      Objection Deadline.............................................................................60
         9.2      Prosecution of Objections after the Effective Date.............................................60
         9.3      No Distributions Pending Allowance.............................................................61
         9.4      Withholding of Allocated Distributions.........................................................61
         9.5      Distributions When a Disputed Claim Becomes an Allowed Claim...................................61

SECTION X SECURITIES CLAIMS......................................................................................61
         10.1     Release by Fruit of the Loom of its Directors, Officers, and Employees from All
                  Class Action Claims............................................................................61
         10.2     Release and Discharge of All Securities Claims Against Fruit of the Loom.......................62

SECTION XI EXECUTORY CONTRACTS AND UNEXPIRED LEASES UNDER THE PLAN...............................................62
         11.1     General Treatment..............................................................................62
         11.2     General Treatment; the Assumption and Assignment Schedule......................................62
         11.3     Contracts and Leases Assumed During the Pendency of the Reorganization Cases...................63
         11.4     Payments Related to Assumption of Executory Contracts and Unexpired Leases.....................63
         11.5     Bar Date for Rejection Damages.................................................................64
         11.6     Compensation and Benefit Programs..............................................................64
         11.7     Retiree Benefits...............................................................................64
         11.8     Synthetic Lease................................................................................64

SECTION XII CONDITIONS PRECEDENT TO CONFIRMATION OF THE PLAN AND THE EFFECTIVE DATE..............................65
         12.1     Conditions Precedent to the Confirmation of the Plan...........................................65
         12.2     Conditions Precedent to the Effective Date of the Plan.........................................68
         12.3     Waiver of Conditions Precedent.................................................................69
         12.4     Effect of Failure or Absence of Waiver of Conditions Precedent to the Effective Date
                  of the Plan....................................................................................69

SECTION XIII EFFECT OF CONFIRMATION..............................................................................70
         13.1     Jurisdiction Over Fruit of the Loom and the Plan Entities......................................70
         13.2     Discharge of Fruit of the Loom.................................................................70
                  13.2.1   Scope.................................................................................70
                  13.2.2   Injunction............................................................................71
                  13.2.3   Release of Collateral.................................................................71
         13.3     Term of Injunctions or Stays...................................................................72

SECTION XIV RELEASES, INJUNCTION, AND WAIVER OF CLAIMS...........................................................72
         14.1     Release of Fruit of the Loom and Reorganized Fruit of the Loom.................................72
         14.2     Exculpation and Limited Release With Respect to Postpetition Actions...........................72
         14.3     Covenants Not to Sue With Respect to NWI Claims................................................73
                  14.3.1   Governmental Parties' Covenants Not to Sue............................................73
                  14.3.2   Velsicol's Covenants Not to Sue.......................................................73

                  14.3.3   The FTL Entities', NWI Successor's, and Custodial Trust's Covenants Not to Sue........74
         14.4     Avoidance and Recovery Actions.................................................................74
         14.5     Release of Released Parties by Fruit of the Loom...............................................75
                  14.5.1   General Provisions....................................................................75
                  14.5.2   Limitations on Release................................................................75
                  14.5.3   Covenant not to Execute...............................................................76
                  14.5.4   Costs of Asserting Claims Against Released Parties....................................76
         14.6     Indemnity With Respect to Claims Asserted by Farley............................................76

SECTION XV RETENTION OF JURISDICTION.............................................................................77
         15.1     Retention of Jurisdiction......................................................................77
         15.2     Modification of the Plan.......................................................................79
                  15.2.1   Modification Before the Confirmation Date.............................................79
                  15.2.2   Modification After the Confirmation Date and Before Substantial Consummation..........79

SECTION XVI MISCELLANEOUS PROVISIONS.............................................................................80
         16.1     Payment of Statutory Fees......................................................................80
         16.2     Governing Law..................................................................................80
         16.3     Notices........................................................................................80
         16.4     Further Documents and Actions..................................................................82
         16.5     Plan Supplement................................................................................82
         16.6     Relationship Among the Plan, the APA, and Certain Other Documents..............................83
         16.7     Reservation of Rights..........................................................................83
         16.8     Injunction Regarding Worthless Stock Deduction.................................................83
         16.9     Tax Reporting and Compliance...................................................................83
         16.10    Binding Effect.................................................................................84

         THIRD AMENDED JOINT PLAN OF REORGANIZATION OF THE FRUIT OF THE
              LOOM DEBTORS UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

     FTL Inc., FTL Cayman, and Union Underwear and the other Debtor Subsidiaries, as Debtors and Debtors in Possession in these Reorganization Cases, propose this Third Amended Joint Plan of Reorganization pursuant to the provisions of Chapter 11 of the Bankruptcy Code.

     For a discussion of Fruit of the Loom's history, businesses, properties, key contracts, and future business plans, creditors and shareholders of Fruit of the Loom should consult the Disclosure Statement dated February 4, 2002, and the Supplemental Disclosure to which the Plan is attached. All creditors are encouraged to consult the Disclosure Statement and the Supplemental Disclosure and to read the Plan carefully before voting to accept or reject the Plan.

     The Plan contemplates the sale of the Apparel Business to the Purchaser on the Effective Date in accordance with the APA and pursuant to Bankruptcy Code sections 363, 1123(b), and 1129. The Purchaser will pay the purchase price for the Apparel Business to (or at the direction of) the Estates of FTL Cayman, FTL Inc., and Union Underwear and the purchase price, along with the Liquidation Proceeds, will be distributed or otherwise applied, as stated in the Plan, by or on behalf of the Plan Entities in full and complete satisfaction of Claims against Fruit of the Loom. The Purchaser and the Fruit of the Loom entities that the Purchaser acquires will have no obligation under the Plan for the distribution or other application of the purchase price or the Liquidation Proceeds. In accordance with the APA, the Purchaser and the Fruit of the Loom entities that the Purchaser acquires will assume certain liabilities of the Apparel Business incurred after the Petition Date in the ongoing operation of the Apparel Business, as well as certain other liabilities of the Apparel Business as specified in the APA. The Purchaser and the Fruit of the Loom entities that the Purchaser acquires will have no liability under the Plan to any parties in interest except as provided in the APA. References in the Plan to "Fruit of the Loom," made with respect to payments, Distributions, transfers of assets or properties, assumptions of liabilities, satisfaction of claims or Equity Interests, or the satisfaction of any other obligations, mean Fruit of the Loom entities other than the Fruit of the Loom entities that the Purchaser acquires, unless the APA requires such action by the Fruit of the Loom entities that the Purchaser acquires.

     NO SOLICITATION MATERIALS, OTHER THAN THE DISCLOSURE STATEMENT, THE SUPPLEMENTAL DISCLOSURE AND RELATED MATERIALS TRANSMITTED THEREWITH AND HEREWITH APPROVED BY THE BANKRUPTCY COURT, HAVE BEEN AUTHORIZED BY THE BANKRUPTCY COURT FOR USE IN SOLICITING ACCEPTANCE OR REJECTION OF THE PLAN.

                                    SECTION I
                                   DEFINITIONS

     The following terms, when used in the Plan, shall have the meanings set forth below:

     1.1 "8 7/8% Notes" means the 8 7/8% senior notes due 2006, issued by FTL Inc. in the original principal amount of $250,000,000 pursuant to that certain indenture, dated as of March 25, 1999, evidencing such notes, as the same may have been amended, modified, or supplemented from time to time.

     1.2 "8 7/8% Note Claims" means the Claims of (a) the holders of the 8 7/8% Notes, and (b) the 8 7/8% Notes Trustee.

     1.3 "8 7/8% Note Claims Beneficial Interest in FOL Liquidation Trust" means a beneficial interest in the FOL Liquidation Trust representing 255/445 of (a) 7.5% of the Adjusted Apparel Business Sale Proceeds, and (b) 7.5% of the FTL Liquidation Proceeds.

     1.4 "8 7/8% Notes Trustee"

means the current trustee (including a current trustee that is such as a result of the addition, substitution, or replacement of any previous trustee) with respect to that certain indenture, dated as of March 25, 1999, by and among FTL Inc., FTL Cayman, the "Guarantor Subsidiaries" identified therein, and the Bank of New York as Trustee thereunder, as the same may have been amended, modified, or supplemented from time to time.

     1.5 "1999 Pledge Agreement" means the Second Amended and Restated Pledge Agreement, dated as of March 10, 1999, executed by the members of Fruit of the Loom set forth therein, in favor of Bank of America as Collateral Agent thereunder, as the same may have been amended, modified, or supplemented from time to time.

     1.6 "1997 Credit Agreement" means the Credit Agreement by and among FTL Inc., certain Subsidiaries of FTL Inc. identified therein, Bank of America as Administrative Agent, Bankers Trust Company as Syndication Agent, Chase Manhattan Bank and Bank of Nova Scotia as Co-Documentation Agents, and the Lenders identified as such therein, dated as of September 19, 1997, as the same may have been amended, modified, or supplemented from time to time, and including all of the "Senior Credit Documents" (as that term is defined in the 1999 Pledge Agreement).

     1.7 "7% Debentures" means the 7% debentures due March 15, 2011, in the original principal amount of $125,000,000, issued by Northwest pursuant to that certain indenture, dated as of March 15, 1981, evidencing such debentures, as the same may have been amended, modified, or supplemented from time to time.

     1.8 "7 3/8% Debentures" means the 7 3/8% debentures due November 30, 2023, in the original principal amount of $150,000,000, issued by FTL Inc. pursuant to that certain indenture evidencing such debentures dated November 30, 1993, as the same may have been amended, modified, or supplemented from time to time.

     1.9 "6 1/2% Notes" means the 6 1/2% notes due November 30, 2003, in the original principal amount of $150,000,000, issued by FTL Inc. pursuant to that certain indenture evidencing such notes, dated as of November 30, 1993, as the same may have been amended, modified, or supplemented from time to time.

     1.10 "Ad Hoc Committee of 8 7/8% Noteholders" means the ad hoc committee formed by DDJ Capital Management, LLC, Lehman Brothers, Inc., and Mariner Investment Group, Inc., as holders of, or advisors or managers of funds or accounts that hold, 8 7/8% Notes.

     1.11 "APA" means the Asset Purchase Agreement, dated as of November 1, 2001, as amended, by and among FTL Inc., FTL Cayman, and Union Underwear (as Sellers), the Purchaser, and Berkshire (as guarantor of the obligations of the Purchaser under the APA), pursuant to which the Purchaser will purchase the Apparel Business from the Sellers. The APA is incorporated into the Plan and made a part of it as set forth in Section 16.6.

     1.12 "APA Schedule" means the Sellers' Disclosure Schedule to the APA, which, among other things, identifies certain assets and liabilities of the Apparel Business to be purchased or assumed by the Purchaser under the APA and certain Non-Core Assets that shall not be sold to the Purchaser but shall instead be transferred by Fruit of the Loom to the applicable Liquidation Agent.

     1.13 "Acceptable" or "Acceptability" means, with respect to any agreement, schedule, or any other document (or any of the terms thereof) that must be "Acceptable" to the Prepetition Secured Creditors or the Creditors' Committee or the Ad Hoc Committee of 8 7/8% Noteholders, that the Prepetition Secured Creditors, Ad Hoc Committee of 8 7/8% Noteholders or the Creditors' Committee (as applicable) Consent to such document or the terms thereof.

     1.14 "Adequate Protection Order" means the Final Order Pursuant to Sections 361, 363 and 364(d)(l) of the Bankruptcy Code and Rule 4001 of the Federal Rules of Bankruptcy Procedure Providing the Pre-Petition Secured Lenders Adequate Protection with Respect to the Debtors' (i) Obtaining Secured Postpetition Financing, and (ii) Authorizing Use of Cash Collateral, entered by the Court on or about February 4, 2000.

     1.15 "Adequate Protection Payments" means those payments, in the current approximate amount of $200 million (exclusive of professional fees and expenses) paid to or for the benefit of the Prepetition Secured Creditors pursuant to the Adequate Protection Order.

     1.16 "Adjusted Apparel Business Sale Proceeds" means the adjusted net purchase price for the Apparel Business (after giving effect to Section 1 of Amendment No. 3 to the APA), which adjustment will deduct from the purchase price (after all adjustments provided for in the APA) the following amounts: (a) all Allowed (i) Administrative Expense Claims (including the remaining balance of the DIP Facility after the replacement or securing of the Existing L/Cs pursuant to the APA), (ii) Priority Tax Claims, (iii) Class 5 Claims, and (iv) Priority Non-Tax Claims, in each case to be paid or reserved for by the Estates of Fruit of the Loom under the Plan before the Effective Date and the applicable Plan Entities on and after the Effective Date; (b) the aggregate amount of $2,705,000 to fund the operation of the Unsecured Creditors Trust and the aggregate amount of $2,700,000 to fund the operation of FOL Liquidation Trust;
(c) $900,000 (representing a portion of the increase in the adjusted net purchase price for the Apparel Business provided for in Section 1 of Amendment No. 3 to the APA on account of the Class 4A Supplemental Payment); (d) $6,750,000 (representing a portion of the increase in the adjusted net purchase price for the Apparel Business provided for in
Section 1 of Amendment No. 3 to the APA on account of the Class 4C Supplemental Payment (or to pay the Allowed Administrative Expense Claims of the members of and professionals retained by the Ad Hoc Committee of 8 7/8% Noteholders)); (e) all other amounts to be paid in Cash or reserved for in full on the Effective Date by the Estates of Fruit of the Loom, including any required Cash payments (or reserves) for holders of Class 3 Other Secured Claims, Cure amounts for assumed contracts, and reserves to meet obligations to pay retiree medical benefits subject to Bankruptcy Code section 1114 to the extent those obligations are not assumed by the Purchaser under the APA; (f) the NWI Successor Funding Payment (as defined in Section 7.22.6) in the amount of approximately $4,450,000 as established in the EPA Settlement Agreement; and (g) the Secured Creditor Payment.

     1.17 "Administrative Expense Claim" means any right to payment constituting a cost or expense of administration of the Reorganization Cases under Bankruptcy Code sections 503(b) and 507(a)(l), including (a) any actual and necessary costs and expenses of preserving the Estates of Fruit of the Loom; (b) any actual and necessary costs and expenses of operating the businesses of Fruit of the Loom;
(c) any indebtedness or obligations incurred or assumed by Fruit of the Loom in the ordinary course of business in connection with the conduct of its business;
(d) claims for reclamation Allowed in accordance with Bankruptcy Code section 546(c)(2) pursuant to a Final Order; (e) any "Professional Fees" of the kind described in clause (a) of the definition thereof, whether fixed before or after the Effective Date; (f) any fees or charges assessed against and payable by the members of Fruit of the Loom under section 1930 of title 28, United States Code (including post-Confirmation Date and post-Effective Date fees and charges with respect to those members of Fruit of the Loom the existing Equity Interests of which shall continue to exist on and after the Effective Date, which fees and charges shall be paid by the Plan Entity holding such Equity Interests); (g) severance payments and any other amounts due to the Designated Executives and the Emergence Bonuses; and (h) any Claim against Fruit of the Loom or any member thereof (X) that has been determined by a Final Order of the Court to constitute an administrative expense or priority Claim, and (Y) the payment of which is or has been authorized by any applicable Final Order of the Court.

     1.18 "Affiliate" means (a) an Entity that directly or indirectly owns, controls, or holds with power to vote, 20 percent or more of the outstanding voting securities of another Entity, other than an Entity that holds such securities (i) in a fiduciary or agency capacity without sole discretionary power to vote such securities; or (ii) solely to secure a debt, if such entity has not in fact exercised such power to vote; (b) a corporation 20 percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by an Entity, or by another Entity that directly or indirectly owns, controls, or holds with power to vote, 20 percent or more of the outstanding voting securities of the first Entity, other than an Entity that holds such securities (i) in a fiduciary or agency capacity without sole discretionary power to vote such securities; or (ii) solely to secure a debt, if such Entity has not in fact exercised such power to vote; or (c) an Entity whose business is operated under a lease or operating agreement by another Entity, or an Entity substantially all of whose property is operated under an operating agreement by another Entity.

     1.19 "Allow" or "Allowed" means, with reference to any Claim or Equity
Interest: (a) any Claim against or Equity Interest in any member of Fruit of the Loom, proof of which was filed within the applicable period of limitation fixed by the Court in accordance with Bankruptcy Rule 3003(c)(3) and as to which (i) no objection to the allowance thereof has been interposed within the applicable period of limitation fixed by the Plan, the Bankruptcy Code, the Bankruptcy Rules, or a Final Order, (ii) no action has been commenced to avoid the Claim or Equity Interest within the applicable period of limitation fixed by the Plan, or
(iii) an objection has been interposed, but in such case only to the extent the Claim or Equity Interest has been allowed (whether in whole or in part) by a Final Order; (b) if no proof of claim was so filed or any applicable proof of claim that was filed has been withdrawn or Disallowed, any Claim against any member of Fruit of the Loom that has been listed by the applicable member(s) of Fruit of the Loom in their respective Schedules as liquidated in amount and not disputed or contingent; (c) if no proof of equity interest was so filed or any applicable proof of equity interest that was filed has been withdrawn, any Equity Interest listed in the consolidated stockholders list maintained by Fruit of the Loom as of the Confirmation Date; (d) any Claim arising from the recovery of property under Bankruptcy Code section 550 or 553 and allowed in accordance with Bankruptcy Code section 502(h); (e) any Claim or Equity Interest allowed under or pursuant to the terms of the Plan; (f) the Prepetition Secured Creditor Claims in the amounts set forth on the Schedule filed as a part of the Plan Supplement, subject to adjustment as set forth in Section 5.4.2; (g) any other Claim or Equity Interest that has been allowed by a Final Order of the Court; and (h) any Scheme Claim or Scheme Priority Claim that has been allowed by the Cayman Court in the Cayman Proceeding; provided, however, that Claims allowed solely for the purpose of voting to accept or reject the Plan pursuant to an order of the Court shall not be considered Allowed Claims hereunder. Unless otherwise specified herein or by order of the Court, Allowed Claims shall not, for any purpose under the Plan, include interest on such Claims from and after the Petition Date.

     1.20 "Allowed NWI Administrative Expense Claim" has the meaning ascribed thereto in Section 7.22.5(a).

     1.21 "Amended Bylaws" means the amended and restated bylaws of each member of Reorganized Fruit of the Loom, all of which shall be in all material respects acceptable to the Purchaser and substantially in the form contained in the Plan Supplement.

     1.22 "Amended Certificates of Incorporation" means the amended and restated certificate of incorporation of each member of Reorganized Fruit of the Loom, all of which shall be in all material respects acceptable to the Purchaser and substantially in the form contained in the Plan Supplement.

     1.23 "Apparel Business" means Fruit of the Loom's basic apparel business described in the first recital to the APA, the assets of which described in sections 1.01(a) and 1.03(a) of the APA shall be acquired by the Purchaser and the liabilities of which described in section 1.03(f) of the APA shall be assumed by the Purchaser, in each case, from the Sellers as set forth in the APA.

     1.24 "Artwork Litigation" means the adversary proceeding commenced on August 4, 2000 by Fruit of the Loom against Farley and styled Fruit of the Loom, Inc. v. Farley, Case

No. 99-04497, Adv. Proc. No. 00-276 (Bankr. D. Del. 2000), seeking the return of certain pieces of art owned by Fruit of the Loom that Fruit of the Loom contends are in the possession of Mr. Farley.

     1.25 "Assumption and Assignment Schedule" means the schedule of executory contracts and unexpired leases designated by the Debtors for assumption and assignment pursuant to Bankruptcy Code sections 365 and 1123(b)(2) and Section 11.2, which schedule shall be in substantially the form contained in the Plan Supplement.

     1.26 "Avoidance Action" means any and all avoidance or recovery actions under Bankruptcy Code sections 502(d), 542, 544, 545, 547, 548, 549, 550, 551, or 553.

     1.27 "Ballot" means the form or forms distributed to each holder of an impaired Claim entitled to vote on the Plan, on which form or forms the holder may, among other things, vote to accept or reject the Plan and, if applicable, elect to have its Trade Claim treated as a Trade Convenience Claim.

     1.28 "Ballot Agent" means Innisfree M&A Incorporated, which was appointed in the Ballot Agent Order to be the agent to receive and tabulate Ballots from Entities authorized by the Bankruptcy Code, the Bankruptcy Rules, or a Final Order of the Court to vote on the Plan.

     1.29 "Ballot Agent Order" means the order, entered by the Court on December 10, 2001, which (among other things) approved the appointment of the Ballot Agent.

     1.30 "Bank of America" means Bank of America, N.A. (f/k/a NationsBank,
N.A.).

     1.31 "Bank Steering Committee" means an ad hoc committee representing the interests of the Prepetition Bank Lenders and currently comprised of Deutsche Bank, Bank of America, and Credit Suisse First Boston.

     1.32 "Bankruptcy Code" means title 11 of the United States Code, as in effect on the Confirmation Date and as applicable to the Reorganization Cases.

     1.33 "Bankruptcy Rules" means (a) the Federal Rules of Bankruptcy Procedure as promulgated by the United States Supreme Court under 28 U.S.C. ss. 2075; and
(b) the local rules of the Court, in each case as amended from time to time and as applicable to the Reorganization Cases.

     1.34 "Base Distribution" has the meaning ascribed thereto in Section 5.4.1.

     1.35 "Berkshire" means Berkshire Hathaway Inc., a Delaware corporation that will guarantee the performance by the Purchaser of its obligations under the APA.

     1.36 "Business Day" means any day other than (a) a Saturday, (b) a Sunday,
(c) any other day on which banking institutions in New York, New York are required or authorized to close by law or executive order, and (d) the Friday after Thanksgiving.

     1.37 "Cash" means legal tender of the United States of America.

     1.38 "Cash Investment Yield" means the net yield earned by the Plan Entities from the investment of Cash held pending distribution in accordance with the provisions of the Plan.

     1.39 "Causes of Action" means any and all actions, causes of action, liabilities, obligations, rights, suits, debts, sums of money, damages, judgments, claims, and demands whatsoever, whether known or unknown, existing or hereafter arising, in law, equity, or otherwise, based in whole or in part upon any act or omission or other event occurring prior to the Petition Date or during the course of the Reorganization Cases, including through the Effective Date.

     1.40 "Cayman Court" means the Grand Court of the Cayman Islands, before which the Cayman Proceeding is pending.

     1.41 "Cayman Proceeding" means the case commenced by FTL Cayman's filing of a petition on December 30, 1999 in the Cayman Court (Cause No. 823 of 1999) for the appointment of two JPLs pursuant to the Cayman Islands Companies Law, ss. 99.

     1.42 "Claim" means any claim against any member of Fruit of the Loom, whether or not asserted, as the term "claim" is defined in Bankruptcy Code section 101(5), and includes all Administrative Expense Claims.

     1.43 "Claims Agent" means Donlin, Recano & Company, Inc., the claims and noticing agent for Fruit of the Loom pursuant to the Order Approving Application of Debtors Authorizing Retention of Donlin Recano & Company, Inc. as Notice and Claims Agent of the Bankruptcy Court Pursuant to 11 U.S.C. Section 156(c), entered by the Court on or about December 30, 1999.

     1.44 "Class" means each of the groups of holders of Claims or Equity Interests described in Section IV.

     1.45 "Class Action Claims" means all claims, demands, rights, liabilities, and causes of action of any kind whatsoever, known or unknown, asserted or which might have been asserted in a direct, derivative, or other capacity against any Entity arising out of, relating to, or in connection with (a) the purchase, sale, or other decision or action made or taken, or declined, failed, or refused to be made or taken or otherwise foregone, concerning or relating to any Equity Interests, (b) the facts, transactions, events, occurrences, acts, representations, disclosure, statements, omissions, or failures to act that were the subject of or were alleged in the Securities Class Actions against FTL Cayman, FTL Inc., the other members of Fruit of the Loom, or any and all other Persons and Entities, or any other action that was or could have been initiated against any of the foregoing on or before the Confirmation Date, whether asserted individually or on behalf of a class of plaintiffs, and (c) the purchase, ownership, or sale of common stock or other equity securities of FTL Inc. or FTL Cayman.

     1.46 "Class 4A Supplemental Payment" means the sum of $2,000,000 distributed to the Unsecured Creditors Trust for the benefit of holders of Allowed Class 4A Claims.

     1.47 "Class 4C Supplemental Payment" means the Distribution to the 8 7/8% Notes Trustee in the amount of $15,000,000, minus any payment of any Allowed Administrative

Expense Claims held by the members of or professionals retained by the Ad Hoc Committee of 8 7/8% Noteholders.

     1.48 "Closing" means, with the respect to the APA, the closing of the transactions contemplated by the APA which shall occur on the fifth Business Day following satisfaction of the conditions set forth in APA sections 6.05, 6.06, 7.05, and 7.06, unless another date, time or place is mutually agreed to in writing by the parties thereto.

     1.49 "Closing Date" means the date on which the Closing occurs, which shall be the Effective Date.

     1.50 "Collateral" means any property, or interest in property, of the Consolidated Estate, FTL Inc., or NWI subject to a Lien to secure the payment or performance of a Claim, which Lien is not subject to avoidance or otherwise invalid under the Bankruptcy Code or other applicable law.

     1.51 "Committee Avoidance Action" means the adversary proceeding (Adv. Pro. No. 00-1022) initiated by the Creditors' Committee on August 24, 2000 against certain of the Prepetition Secured Creditors to avoid certain liens, security interests, and transfers granted or made to certain of the Prepetition Secured Creditors and to equitably subordinate the Claims of certain of those creditors.

     1.52 "Confirmation Date" means the date on which the Confirmation Order is entered on the docket of the Court.

     1.53 "Confirmation Hearing" means the hearing held by the Court on confirmation of the Plan, as it may be adjourned or continued from time to time.

     1.54 "Confirmation Order" means the order of the Court confirming the Plan under Bankruptcy Code section 1129.

     1.55 "Consent" means, (a) with respect to any action that requires the "Consent" of the Prepetition Secured Creditors, the consent of (i) the members of the Noteholders Steering Committee holding or representing a majority in amount of the Senior Noteholder Claims held by members of the Noteholders Steering Committee participating in the vote on the issue with respect to which such consent is sought, and (ii) the members of the Bank Steering Committee holding a majority in amount of the Prepetition Bank Lender Claims held by members of the Bank Steering Committee participating in the vote on the issue with respect to which such consent is sought; provided however, if (X) the members of the Bank Steering Committee and their Affiliates hold, in the aggregate, less than 25% of the outstanding principal amount of the Prepetition Bank Lender Claims, then, with respect to any action, decision, or selection to be made by the Bank Steering Committee, the Bank Steering Committee shall initially have the right to make such action, decision or selection, but the Debtors, at their option, may elect (by notifying the Prepetition Agent) to submit such action, decision, or selection to the holders of at least a majority in amount of the Prepetition Bank Lender Claims, but until and unless the majority in amount of holders of the Prepetition Bank Lender Claims reverses the determination of the Bank Steering Committee, or makes an alternative action, decision, or selection, the action, decision or selection of the Bank Steering Committee shall constitute the action, decision, or selection of the Prepetition Bank Lenders; or (Y) the members of the Noteholders Steering Committee and their Affiliates hold, in the aggregate, less than 25% of the Senior Noteholder Claims, then, with respect to any action, decision, or selection to be made by the Noteholders Steering Committee, the Noteholders Steering Committee shall initially have the right to make such action, decision or selection, but the Debtors, at their option, may elect (by notifying counsel for the Noteholders Steering Committee) to submit such action, decision or selection to the holders of at least a majority in amount of the Senior Noteholder Claims, but until and unless the majority in amount of holders of the Senior Noteholder Claims reverses the determination of the Noteholders Steering Committee, or makes an alternative action, decision, or selection, the action, decision or selection of the Noteholders Steering Committee shall constitute the action, decision, or selection of the Senior Noteholders; and (b) with respect to any action that requires the "Consent" of the Creditors' Committee or the Ad Hoc Committee of 8 7/8% Noteholders, the consent of a majority in number of the members thereof.

     1.56 "Consolidated Estate" means the single bankruptcy estate resulting from the substantive consolidation of the Estates of the Consolidating Debtors.

     1.57 "Consolidating Debtors" means (a) the Reorganizing Debtors, (b) FTL Cayman, (c) the Liquidating Debtors other than NWI, and (d) FTL Inc.; provided, however, that NWI Claims asserted against FTL Inc. shall not constitute Claims against the Consolidated Estate and shall not be included therein.

     1.58 "Court" means the United States District Court for the District of Delaware having jurisdiction over the Reorganization Cases and, to the extent of any reference under section 157 of title 28 of the United States Code, the bankruptcy unit of such District Court under section 151 of title 28 of the United States Code.

     1.59 "Creditors' Committee" means the official committee of unsecured creditors appointed by the United States Trustee in the Reorganization Cases on January 10, 2000 to represent unsecured creditors of Fruit of the Loom, as that committee may be constituted from time to time.

     1.60 "Creditors' Committee Action" means an action that may be commenced by the filing of a complaint by the Creditors' Committee or the Unsecured Creditors Trust asserting the UCT Claims against present or former officers or directors of any member of the Fruit of the Loom Group.

     1.61 "Creditors' Securities Fraud Claims" means any and all Claims of the type described in the definition of "Class Action Claims" that are, may be, or could have been asserted against Fruit of the Loom by any holder of the 8 7/8% Notes or any of the Senior Notes, the Indenture Trustees or the 8 7/8% Notes Trustee, or any other Entity holding a Claim against any member of Fruit of the Loom.

     1.62 "Cure" means the Distribution of Cash, or such other property as may be agreed upon by the parties or ordered by the Court, with respect to the assumption of an executory contract or unexpired lease pursuant to Bankruptcy Code section 365(b), in an amount equal to all accrued, due, and unpaid monetary obligations, without interest (or such other amount as may be agreed upon by the parties or ordered by the Court), under such executory contract or unexpired lease, to the extent such obligations are enforceable under the Bankruptcy Code and applicable nonbankruptcy law.

     1.63 "Custodial Trust" means the trust to be established pursuant to the EPA Settlement Agreement to hold title to and manage the "Seven Properties" described therein.

     1.64 "D&O Insurance Policy" means each and all of the following: (a) policy no. 856-05-81, issued by the National Union Fire Insurance Company of Pittsburgh, PA, a member company of the American International Group; (b) policy no. QB 346899 (01), issued by Lloyds of London through Illinois broker J&H Marsh & McLennan of Illinois, Inc.; (c) policy no. GA0436201, issued by Gulf Insurance Company through J&H Marsh & McLennan of Illinois, Inc.; (d) policy no. YXB001700, issued by the Genesis Insurance Company through J&H Marsh & McLennan of Illinois, Inc.; (e) policy no. WCDO 100 012, issued by Westport Insurance Corporation; (f) policy no. 752-195137-99, issued by Executive Risk Indemnity, Inc.; (g) policy no. 858-21-54, issued by National Union Fire Insurance Co.; (h) policy no. 752-096955-98, issued by Executive Risk Specialty Insurance Co.; (i) policy no. NDA0136120-98, issued by Reliance Insurance Co.; (j) policy no. FD9804505, issued by Underwriter's at Lloyds of London; and (k) any and all similar insurance policies providing insurance coverage to, among others, directors and officers of any member of Fruit of the Loom.

     1.65 "DIP Agent" means Bank of America in its capacity as Agent under the DIP Facility, and any successor thereto.

     1.66 "DIP Facility" means (a) the Postpetition Credit Agreement; (b) all ancillary documents contemplated thereby; and (c) all amendments and supplements to, or modifications of, any of the foregoing, all as approved by the Court pursuant to the DIP Financing Order.

     1.67 "DIP Facility Claims" means all Claims of the DIP Agent and the DIP Lenders against Fruit of the Loom, directly or indirectly arising from or under the DIP Facility.

     1.68 "DIP Financing Order" means the Final Order Authorizing Secured Post-Petition Financing on a Super Priority Basis Pursuant to 11
U.S.C.ss.ss.363, 364, and 507(b) and Granting Relief from the Automatic Stay Pursuant to 11 U.S.C.ss.362, entered by the Court on or about February 2, 2000.

     1.69 "DIP Lenders" means those Entities identified as "Lenders" in the Postpetition Credit Agreement.

     1.70 "Debtor Subsidiaries" means, collectively, Aliceville Cotton Mill Inc.; Artex Manufacturing Co., Inc.; DeKalb Knitting Corp.; Fayette Cotton Mill, Inc.; FOL Caribbean Corp.; Fruit of the Loom Arkansas, Inc.; Fruit of the Loom Caribbean, Inc.; Fruit of the Loom, Inc. (a New York corporation); Fruit of the Loom, Texas, Inc.; Fruit of the Loom Trading Company; FTL Investments, Inc.; FTL Regional Sales Co., Inc.; FTL Sales Company, Inc.; FTL Systems, Inc.; Gitano Fashions Ltd.; Greenville Manufacturing, Inc.; Leesburg Knitting Mills, Inc.; Leesburg Yam Mills, Inc.; Martin Mills, Inc.; NWI; Pro Player, Inc.; FOL R&D, Inc. (formerly Jet Sew Technologies, Inc); Rabun Apparel, Inc.; Salem Sportswear Corporation;

Salem Sportswear, Inc.; Sherman Warehouse Corp.; The B.V.D. Licensing Corp.; Union Sales, Inc.; Union Underwear; Union Yarn Mills, Inc.; Whitmire Mfg., Inc.; and Winfield Cotton Mill, Inc.; each of which is a direct or indirect Subsidiary of FTL Inc. and is a Debtor and Debtor in Possession in the Reorganization Cases.

     1.71 "Debtors" means, collectively, FTL Inc., FTL Cayman, and the Debtor Subsidiaries.

     1.72 "Debtors in Possession" means the Debtors in their capacity as debtors in possession in the Reorganization Cases under Bankruptcy Code sections 1107(a) and 1108.

     1.73 "Designated Executives" means a number (to be designated by Purchaser) of the 25 most highly compensated employees of Fruit of the Loom, who will be terminated as of the Effective Date.

     1.74 "Differential" has the meaning ascribed thereto in Section 5.4.2.

     1.75 "Directly Transferred Subsidiaries" means FTL Caribe, Ltd., Fayette Cotton Mill, Inc., Fruit of the Loom, Inc. (New York), Leesburg Knitting Mills, Inc., FTL Sales Company, Inc., Rabun Apparel, Inc., Fruit of the Loom, Texas, Inc., Fruit of the Loom Canada, Inc., Leesburg Yam Mills, Inc., Fruit of the Loom Caribbean, Inc., Martin Mills, Inc., The B.V.D. Licensing Corp., Union Sales, Inc., and FOL International.

     1.76 "Disallow" or "Disallowed" means, with respect to any Claim or Equity Interest, (a) a Claim or Equity Interest (or any portion thereof) that has been disallowed by a Final Order; or (b) a Claim that (i) is not scheduled by a Debtor as a fixed, liquidated, noncontingent, and undisputed Claim, and (ii) as to which a proof of claim bar date has been established by the Bankruptcy Code, the Bankruptcy Rules, or a Final Order of the Court but as to which no proof of claim has been timely filed or deemed timely filed with the Court pursuant to the Bankruptcy Code, the Bankruptcy Rules, or any Final Order of the Court.

     1.77 "Discharged Claims and Interests" and "Discharged Claim or Interest" have the meaning ascribed thereto in Section 13.2.1.

     1.78 "Disclosure Statement" means the Disclosure Statement Pursuant to
Section 1125 of the Bankruptcy Code With Respect to Second Amended Joint Plan of Reorganization of Fruit of the Loom (including the exhibits, appendices, and schedules thereto), as the same may be amended, modified, or supplemented from time to time and as approved by the Court pursuant to the Disclosure Statement Approval Order.

     1.79 "Disclosure Statement Approval Order" means the order dated February 5, 2002 approving, among other things, the Disclosure Statement, entered by the Court on February 6, 2002.

     1.80 "Disputed Claim" means a Claim, or any portion thereof, that has neither been Allowed or Disallowed and as to which an objection has been filed.

     1.81 "Disputed Reserve" means a reserve of Cash for the relevant Class, established herein for, among other things, the payment or other satisfaction of Disputed Claims that are Allowed after the Effective Date, which reserve shall be held in trust by the Plan Entity establishing the reserve for the benefit of the holders of the foregoing types of Claims and, except as provided in Section 8.6, will not constitute property of any of the Plan Entities.

     1.82 "Distributions" means the distributions of Cash and beneficial interests in the Plan Entities to be made in accordance with the Plan.

     1.83 "Emergence Bonuses" means, collectively, (a) the special emergence bonus that may be payable to Dennis Bookshester, President and Chief Executive Officer of Fruit of the Loom, pursuant to an order entered by the Court dated July 10, 2000; and (b) the special emergence bonuses that may be payable to certain of Fruit of the Loom's executives designated on March 15, 2001 by the Compensation Committee of FTL Cayman's board of directors, in the aggregate amount of $3,100,000.

     1.84 "EPA Settlement Agreement" means the settlement agreement to be executed prior to Confirmation of the Plan, by and among the United States (on behalf of certain federal Governmental Units); the States of Illinois, Michigan, New Jersey, and Tennessee; FTL Inc.; NWI; and Velsicol. The EPA Settlement Agreement shall be included in the Plan Supplement, and its terms and conditions shall be Acceptable to the Prepetition Secured Creditors.

     1.85 "Effective Date" means the first Business Day on which (a) all conditions precedent set forth in Section 12.2 have been satisfied or waived as provided in Section 12.3, and (b) no stay of the Confirmation Order is in effect.

     1.86 "Equity Interest" means any capital stock or other ownership interest in any member of Fruit of the Loom (whether or not transferable) and any option, warrant, or right to purchase, sell, or subscribe for an ownership interest in, or other equity security of, any member of Fruit of the Loom, including (a) the Old Capital Stock, and (b) any and all redemption, conversion, exchange, voting, participation, or dividend rights or liquidation preferences relating to the Old Capital Stock.

     1.87 "Estate" means, as to each member of Fruit of the Loom, the estate of such Entity in its Reorganization Case created by Bankruptcy Code section 541 upon the commencement of its Reorganization Case.

     1.88 "Excluded Claims and Defenses" has the meaning ascribed thereto in
Section 7.19.

     1.89 "Existing L/Cs" means those letters of credit issued or renewed, or deemed issued or renewed, under and pursuant to the Postpetition Credit Agreement that are outstanding as of the Effective Date.

     1.90 "FOL Liquidation Trust" means the Entity described in Section 7.23.1 that will liquidate the Liquidating Debtors and the Non-Core Assets (other than NWI and Non-Core Assets belonging to NWI), and make distributions to creditors of the FTL Liquidation Proceeds and the Adjusted Apparel Business Sale Proceeds; provided, however, that funds to be used to make Distributions to holders of Allowed Class 4 Claims shall be distributed (a) to the Unsecured Creditors Trust (with respect to Distributions to holders of Class 4A Allowed Claims), (b) to NWI Successor (with respect to Distributions to holders of Class 4B Allowed Claims), and (c) to the 8 7/8% Notes Trustee (with respect to Distributions to holders of Class 4C Allowed Claims), which shall each then Distribute those funds in accordance with the provisions of the Plan. With respect to any action required or permitted to be taken by the "FOL Liquidation Trust," the term includes a trustee or any other person authorized to take such action in accordance with the Liquidation Agent Agreement applicable to FOL Liquidation Trust.

     1.91 "FOL Liquidation Trust Advisory Committee" has the meaning ascribed thereto in Section 7.23.3.

     1.92 "FTL Cayman" means Fruit of the Loom, Ltd., a Cayman Islands corporation that (a) holds all of the issued and outstanding common stock of FTL Inc., (b) is a Debtor and Debtor in Possession in the Reorganization Cases, and
(c) is the subject of the Cayman Proceeding.

     1.93 "FTL Cayman Capital Stock" means (a) the Class A Ordinary Shares of FTL Cayman, and (b) the Class B Ordinary Shares of FTL Cayman, each with a par value of $0.01 per share and, in each case including all exchange, conversion, redemption, and other rights, and all other claims and interests attendant thereto.

     1.94 "FTL Entities" has the meaning ascribed thereto in Section 14.3.1.

     1.95 "FTL Inc." means Fruit of the Loom, Inc., a Delaware corporation that is a Debtor and Debtor in Possession in the Reorganization Cases.

     1.96 "FTL Liquidation Proceeds" means the proceeds realized from the liquidation of the Non-Core Assets, net of (a) the expenses of FOL Liquidation Trust, and (b) the payment in full of all Allowed Claims against the Liquidating Debtors (other than NWI Claims) that are entitled to priority under Bankruptcy Code section 507(a) (excluding any such claims that are paid out of the Apparel Business Sale Proceeds).

     1.97 "Farley" means William F. Farley, formerly the chief executive officer of FTL Cayman and currently a director of FTL Cayman, and, to the extent applicable, his successors and assigns.

     1.98 "Farley Bank Agent" means Bank of America, in its capacity as Administrative Agent under the Farley Credit Agreement.

     1.99 "Farley Collateral" has the meaning ascribed thereto in Section
7.17.1.

     1.100 "Farley Claims" means the Claims against Fruit of the Loom filed by Farley and includes the claims objected to in Fruit of the Loom's Tenth Omnibus Objection to Claims, dated February 1, 2002).

     1.101 "Farley Credit Agreement" means the Credit Agreement among Farley, the Farley Bank Agent, Credit Suisse First Boston (as Syndication Agent), and the Farley Lenders, dated as of March 24, 1999, as the same may be amended, modified, or supplemented from time to time.

     1.102 "Farley Gross-up Reserve" means a reserve to be held by the FOL Liquidation Trust in the maximum amount of $2,820,000, to be funded as follows:
(a) $1,551,000 shall be funded from the Secured Creditor Payment as provided in
Section 5.4.1, and (b) $1,269,000 shall be funded by Purchaser in accordance with Section 5.08 of the APA; which reserve shall be disbursed as set forth in
Section 7.17.3.

     1.103 "Farley Guaranty" means the Guaranty of Payment, dated as of March 24, 1999, executed by Fruit of the Loom in favor of the Farley Lenders, guaranteeing the payment of certain loans, advances, and other credit facilities in the original principal amount of $65,000,000 made available by the Farley Lenders to Farley pursuant to the Farley Credit Agreement, as such guaranty may be amended, modified, or supplemented from time to time.

     1.104 "Farley LC Escrow Amount" has the meaning ascribed thereto in Section 5.4.2(b).

     1.105 "Farley Lenders" means Bank of America, Credit Suisse First Boston, and the other Entities identified as "Lenders" in the Farley Credit Agreement.

     1.106 "Farley Letter of Credit" has the meaning ascribed thereto in Section 5.4.2(b).

     1.107 "Farley Reimbursement Obligations" has the meaning ascribed thereto in Section 7.17.1.

     1.108 "Farley Settlement" has the meaning ascribed thereto in Section
7.17.1.

     1.109 "Farley Settlement Period" has the meaning ascribed thereto in
Section 7.17.1.

     1.110 "Final Order" means an order or judgment of the Court as to which the time to appeal, petition for certiorari, seek mandamus, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari, or other proceedings for reargument or rehearing shall then be pending; provided, however, if an appeal, writ of certiorari, or petition for mandamus, reargument, or rehearing thereof has been filed or sought with respect to any order or judgments of the Court, that order or judgment shall have been affirmed by the highest court to which it was appealed, or certiorari shall have been denied or mandamus, reargument, or rehearing shall have been denied or resulted in no modification thereof, and the time to take any further appeal, petition for certiorari, or move for mandamus, reargument, or rehearing shall have expired; and provided further that the possibility that a motion under Rule 60 of the Federal Rules of Civil Procedure (or any analogous motion under the Bankruptcy Rules) may be filed with respect to an order or judgment shall not cause that order or judgment not to be a Final Order.

     1.111 "Fruit of the Loom" means, now and until the Effective Date (but not on or after the Effective Date), FTL Inc., FTL Cayman, and the Debtor Subsidiaries. Notwithstanding anything in the Plan to the contrary, to the extent that "Fruit of the Loom" is required or permitted to take any action hereunder (including the payment of any Claim), it shall be required or permitted to take that action only before the Effective Date and only the Plan Entities will be required or permitted to take any such actions on and after the Effective Date; provided, however, that any liquidation actions shall be taken as specifically set forth in the Plan.

     1.112 "Fruit of the Loom Group" means, (a) now and until the Effective Date (but not on or after the Effective Date), Fruit of the Loom and the Nondebtor Affiliates; and (b) on and after the Effective Date, Reorganized Fruit of the Loom and the Nondebtor Affiliates.

     1.113 "GAAP" (a) means, except as used in Section 7.15, generally accepted accounting principles as used in the United States of America, and (b) as used in Section 7.15, has the meaning ascribed to therein.

     1.114 "Governmental Parties" means those Governmental Units that are parties to the EPA Settlement Agreement.

     1.115 "Indenture" means a trust indenture (including any subsequent modifications, supplements, or amendments thereto) executed with respect to the 7% Debentures, the 6 1/2% Notes, and the 7 3/8% Debentures.

     1.116 "Indenture Trustee" means the current trustee (including a current trustee that is such as a result of the addition, substitution, or replacement of any previous trustee) under any of the Indentures.

     1.117 "Indenture Trustee and Agent Fees" has the meaning ascribed thereto in Section 8.17.3.

     1.118 "Indirectly Transferred Subsidiaries" means FTL Regional Sales Co., Inc.; Fruit of the Loom Trading Company; FTL Valle Hermosa, S.A. de C.V.; Controladora Fruit of the Loom, S.A. de C.V.; Distribuidora Fruit of the Loom, S.A. de C.V.; Fruit of the Loom de Mexico, S.A. de C.V.; Edificadora Valle Hermosa, S.A. de C.V.; Fruit of the Loom GmbH; Fruit of the Loom Spain, S.A.; FOL International GmbH; Fruit of the Loom Benelux, S.A.; Fruit of the Loom Maroc; Fruit of the Loom Investments, Ltd.; Fruit of the Loom Management Co., Ltd.; Fruit of the Loom Manufacturing Company, Ltd.; Fruit of the Loom Limited
(UK); Fruit of the Loom France, SRL; FOL Ireland Ltd.; Fruit of the Loom Italy, S.R.L.; Fruit of the Loom Distribution, Ltd.; Protean (Republic of Ireland); Fruit of the Loom International, Ltd.; Fruit of the Loom Latin America S.A. de C.V.; Textiles Lourdes Limitada; Fruit of the Loom Operating, Ltd.; Manufacturas Villanueva, S. de R.L. de C.V.; El Porvenir Manufacturing, S. de R.L. de C.V.; Confecciones dos Caminos, S. de R.L. de C.V.; Productos San Jose, S. de R. L. de C.V.; Textiles del Caribe, S. de R.L. de C.V.; and Superior Acquisition Corporation.

     1.119 "Initial Distribution Date" means the date on which FOL Liquidation Trust shall make its initial Distribution to (i) holders of Allowed Class 2 and Class 5 Claims, (ii) the Unsecured Creditor Trust, and (iii) the 8 7/8% Notes Trustee, which shall be a date jointly selected by FOL Liquidation Trust and the Unsecured Creditors Trust on or before the date which is the later of 30 days after the Effective Date and 15 days after the administrative bar date.

     1.120 "JPLs" means Theo Bullmore and Simon Whicker (and any replacement or additional Persons) in their capacity as Joint Provisional Liquidators in the Cayman Proceeding.

     1.121 "Letter of Transmittal" has the meaning ascribed thereto in Section 8.17.1.

     1.122 "Liabilities" means any and all costs, expenses, actions, Causes of Action, suits, controversies, damages, claims, liabilities, or demands of any nature, whether known or unknown, foreseen or unforeseen, now existing or hereinafter arising, liquidated or unliquidated, matured or unmatured, contingent, or direct or indirect, whether arising at common law, in equity, or under any statute, based in whole or in part on any act or omission or other occurrence arising or taking place on or before the Effective Date.

     1.123 "Lien" has the meaning ascribed to that term in Bankruptcy Code section 101(37), except that a lien that has been or may be avoided pursuant to an Avoidance Action shall not constitute a Lien.

     1.124 "Liquidating Debtor" means any of the following: Aliceville Cotton Mill Inc.; Artex Manufacturing Co., Inc.; DeKalb Knitting Corp.; FOL Caribbean Corp.; FOL R&D, Inc. (f/k/a Jet Sew Technologies, Inc); FTL Investments, Inc; FTL Systems, Inc.; Fruit of the Loom Arkansas, Inc.; Gitano Fashions Ltd.; Greenville Manufacturing, Inc.; NWI; Pro Player, Inc.; Salem Sportswear Corporation; Salem Sportswear, Inc.; Sherman Warehouse Corp.; Union Yarn Mills, Inc.; Union Underwear; Whitmire Manufacturing, Inc.; and Winfield Cotton Mill, Inc.

     1.125 "Liquidation Agent" means, with respect to (a) FTL Cayman, the JPLs,
(b) the Liquidating Debtors, FOL Liquidation Trust, and (c) NWI, the NWI Liquidation Agents.

     1.126 "Liquidation Agent Agreement" means any agreement or agreements governing a Liquidation Agent and its rights, powers, responsibilities, and duties thereunder or hereunder.

     1.127 "Liquidation Proceeds" means, collectively, the FTL Liquidation Proceeds and the NWI Liquidation Proceeds.

     1.128 "Master Ballot" means the form or forms distributed to brokers, banks, or other nominees (or to their proxy holders or agents) for beneficial owners of certain Claims against Fruit of the Loom (as described more specifically on each such Master Ballot), on which form or forms a nominee may, among other things, vote to accept or reject the Plan on behalf of the holders of those Claims.

     1.129 "Material" means the material terms and conditions of the Plan and the Plan Supplement (including, without limitation, the classification and treatment of Claims and adequate protection on account thereof, indemnification and compensation issues, and other material Plan and related terms).

     1.130 "Materially Adversely Affect" means with respect to the treatment of or Distribution on account of Class 2 Claims of members of, or funds or accounts advised or managed by members of, the Ad Hoc Committee of 8 7/8% Noteholders, a change which has a material adverse effect and shall include, without limitation, a reduction of more than one cent per dollar of the amount of the Distributions on account of such Class 2 Claims, but shall not include, without limitation, any reduction in Distribution of less than or equal to one cent per dollar on account of such Class 2 Claims.

     1.131 "NWI" means NWI Land Management Corp., which is a Debtor and Debtor in Possession in the Reorganization Cases and shall be liquidated in accordance with the provisions of Section 7.22.

     1.132 "NWI Claims" means Claims asserted solely against NWI and Claims against FTL Inc. arising from its equity interest in, or any other relationship with, Magnetek, Inc., Universal Manufacturing Corporation, or NWI (including all related obligations for indemnity for any Claims arising under any applicable federal, state, or local statute ordinance, order, or regulation (or any contract or other obligation imposed at law or in equity) relating to clean-up or remediation of any property now or formerly owned, leased, or occupied by NWI or FTL Inc.

     1.133 "NWI Liquidation Agents" means, collectively, NWI Successor and the Custodial Trust.

     1.134 "NWI Liquidation Proceeds" means, the proceeds, net of (a) the expenses of NWI Successor and the Custodial Trust, and (b) the payment in full of all Allowed NWI Claims that are entitled to priority under Bankruptcy Code section 507(a), realized from the liquidation of NWI.

     1.135 "NWI Reimbursement Amount" has the meaning ascribed thereto in
Section 7.22.5(c).

     1.136 "NWI Successor" means the separate entity (in the form of a limited liability company or corporation or liquidating trust) to be formed as a successor to NWI pursuant to the EPA Settlement Agreement for purposes of providing a conduit for the delivery of funds to the Custodial Trust to enable the latter to make certain payments and take certain actions pursuant to the terms of the EPA Settlement Agreement, to manage the property of NWI other than its real property and to make Distributions (if and to the extent funds are available for such Distributions) to holders (other than the Governmental Parties) of Allowed NWI Claims.

     1.137 "New Common Stock" means, with respect to any Transferred Subsidiary, common stock in that entity issued under Section 7.7.

     1.138 "Newco" has the meaning ascribed thereto in Section 7.3.2.

     1.139 "New Farley Note Obligations" has the meaning ascribed thereto in
Section 7.17.1.

     1.140 "Non-Core Assets" means the property described in sections 1.01(b) and 1.03(b) of the APA and in the corresponding sections of the APA Schedule, which property shall not be sold to the Purchaser or retained by Reorganized Fruit of the Loom but shall be transferred to FOL Liquidation Trust or NWI Successor (or retained by FTL Inc. as to certain insurance related assets, claims and rights), or the Custodial Trust, as applicable, and any other assets not to be transferred to the Purchaser that are not core assets, including Rabbi Trust assets and any proceeds thereof; assets of FTL Investments, Inc. and the proceeds thereof; the claims (including Avoidance Actions) of FTL Inc., the Fruit of the Loom Group, and (to the extent set forth in Section 17.7) the Farley Lenders against Farley and the proceeds thereof, however received, described in Section 1.01 (b)(x) of the APA Schedule; the proceeds received from the settlement in December 2001 of the adversary proceeding Fruit of the Loom initiated against Gildan Activewear; any payments received by FTL Inc. or a member of the Fruit of the Loom Group related to the tax benefit sharing agreement with Magnetek with respect to the LMP settlement described in Section 1.01(b)(xii) of the APA Schedule; the NWI Reimbursement Amount (as defined in
Section 7.22.5(c)); and any assets of any of the Liquidating Debtors that are not part of the Apparel Business. Non-Core Assets also includes the UCT Claims which shall be transferred to the Unsecured Creditors Trust, and all Avoidance Actions which shall be transferred to FOL Liquidating Trust, Unsecured Creditors Trust or NWI Successor, as applicable.

     1.141 "Nondebtor Affiliates" means, collectively, All-Star Mfg. Co. Inc.; Apparel Outlet Stores, Inc.; AVX Management Co., Inc.; Brundidge Shirt Corp.; Camp Hosiery Co., Inc.; Confecciones de Lourdes S.A. de C.V.; Confecciones dos Caminos S. de R.L. de C.V.; Confecciones dos Caminos S.A. de C.V.; Controladora Fruit of the Loom S.A. de C.V. (Mexico); Distribuidora Fruit of the Loom, S.A. de C.V. (Mexico); Distribuidora FTL, S.A. de C.V.; Edificadora de Valle Hermosa S.A. de C.V.; El Porvenir Manufacturing, S. de R.L. de C.V.; FOL Holding Ltd.; FOL International; FOL International GmbH; FOL Ireland, Ltd.; FTL Licensing, BV; FTL Valle Hermosa, S.A. de C.V.; Fruit of the Loom Italy, S.r.l.; Fruit of the Loom AG; Fruit of the Loom Benelux, S.A.; Fruit of the Loom Canada, Inc.; Fruit of the Loom de Mexico, S.A. de C.V.; Fruit of the Loom Distribution Ltd. (Rep. of Ireland); Fruit of the Loom France, S.a.r.l.; Fruit of the Loom GmbH; Fruit of the Loom International, Ltd.; Fruit of the Loom Investments, Ltd.; Fruit of the Loom Ltd. (a United Kingdom corporation); Fruit of the Loom Latin America, S.A. de C.V.; Fruit of the Loom Management Co., Ltd.; Fruit of the Loom Maroc; Fruit of the Loom Nordic, AB; Fruit of the Loom Mfg. Co, Ltd.; Fruit of the Loom Operating Ltd.; Fruit of the Loom Spain S.A.; FTL Caribe Ltd. (Cayman Islands); FTL Finance Ltd.; FTL Receivables Company; FTL Sourcing Ltd.; FTL Licensing N.V., (Netherlands Antilles); Gitano of Jamaica Co.; FTL Costa Rica SRL (Costa
Rica); Leesburg Holding Co., Inc.; Manufacturas Villanueva S. de R.L. de C.V.; Noel of Jamaica Ltd; P.S. Garment Ltd.; Panola Mills, Inc.; Productos San Jose
S. De R.L. de C.V.; Protean (Republic of Ireland); Rienzi Mfg., Inc.; Rogersville Apparel Inc.; Salem Screen South, Inc.; Superior Acquisition Corp.; Superior Underwear Mill, Inc. (NY); Superior Underwear Mills, Inc. (PA); Textiles del Caribe, S. de R.L. de C.V.; Textiles Lourdes Limitada; and Woodville Apparel Corp.

     1.142 "Noteholders Steering Committee" means an ad hoc committee representing the interests of certain Senior Noteholders and currently comprised of the Indenture Trustees and certain of the Senior Noteholders.

     1.143 "Northwest" means Northwest Industries, Inc., a predecessor in interest to FTL Inc.

     1.144 "Old FTL Inc. Capital Stock" means (a) the Old FTL Inc. Preferred Stock; and (b) the common stock of FTL Inc., each with a par value of $0.01 per share and, in each case including all exchange, conversion, redemption, and other rights, and all other claims and interests attendant thereto.

     1.145 "Old FTL Inc. Preferred Stock" means the exchangeable participating preferred stock of FTL Inc. (5,229,421 shares of which were outstanding as of the Petition Date), including all rights, claims, and interests attendant thereto.

     1.146 "Old Capital Stock" means, collectively, the Old Common Stock and the Old Stock Options.

     1.147 "Old Common Stock" means, collectively, the Old FTL Inc. Capital Stock and the FTL Cayman Capital Stock.

     1.148 "Old Stock Options" means any options, warrants or other rights to purchase Old Capital Stock, whenever and by whomever granted.

     1.149 "Petition Date" means December 29, 1999, the date on which the members of Fruit of the Loom filed their Chapter 11 petitions and commenced the Reorganization Cases.

     1.150 "Plan" means this Third Amended Joint Plan of Reorganization (including the Plan Supplement and all schedules and exhibits hereto or thereto), as the same may be amended, modified, or supplemented from time to time in accordance with its terms.

     1.151 "Plan Entities" means, collectively, the Liquidation Agents and the Unsecured Creditors Trust.

     1.152 "Plan Entity Agreements" means, collectively, the Liquidation Agent Agreements and the Unsecured Creditors Trust Agreement.

     1.153 "Plan Supplement" means the form of documents specified in Section 16.5, which are incorporated herein by reference and which shall be filed with the Court no later than ten days before the Voting Deadline.

     1.154 "Plan Transactions" means all of the transactions effectuated or to be effectuated on or before the Effective Date pursuant to the terms of the Plan.

     1.155 "Postpetition Credit Agreement" means the Post-Petition Loan and Security Agreement, dated as of December 29, 1999, by and among Fruit of the Loom, the DIP Agent, and the DIP Lenders identified as such therein, as the same may be amended, modified, or supplemented from time to time.

     1.156 "Prepetition Agent" means Bank of America, in its capacity as Administrative Agent under the 1997 Credit Agreement.

     1.157 "Prepetition Bank Lenders" means those lenders identified as such in the 1997 Credit Agreement, together with their respective successors and assigns.

     1.158 "Prepetition Bank Lender Claims" means, collectively, the Claims held by the Farley Lenders, the Prepetition Bank Lenders, and the Synthetic Lease Lenders.

     1.159 "Prepetition Claim" means any Claim that arose prior to the Petition Date.

     1.160 "Prepetition Collateral Agent" means Bank of America, in its capacity as collateral agent for the Prepetition Secured Creditors.

     1.161 "Prepetition Secured Creditor Claim" means any Claim of any or all of the Prepetition Secured Creditors against Fruit of the Loom or any member thereof.

     1.162 "Prepetition Secured Creditors" means the Prepetition Bank Lenders, the Senior Noteholders, the Farley Lenders, and the Synthetic Lease Lenders (including, as applicable, their respective agents and Indenture Trustees), and the respective successors and assigns of any of the foregoing.

     1.163 "Priority Non-Tax Claim" means any Claim of a kind specified in Bankruptcy Code section 507(a)(3), (4), (5), (6), (7), or (9).

     1.164 "Priority Tax Claim" means any Claim of a governmental unit of the kind specified in Bankruptcy Code sections 502(i) or 507(a)(8).

     1.165 "Professional Fees" means (a) any Claim of a professional retained in the Reorganization Cases or in any Reorganization Case pursuant to Bankruptcy Code sections 327, 328, or 1103 or otherwise, for compensation or reimbursement of costs and expenses relating to services incurred prior to and including the Confirmation Date, when and to the extent any such Claim is Allowed by a Final Order entered pursuant to Bankruptcy Code sections 330, 331, 503(b); and (b) any obligation for fees and expenses of a professional incurred by any of the Plan Entities after the Confirmation Date.

     1.166 "Purchaser" means New FOL Inc., a Delaware corporation, as purchaser under the APA.

     1.167 "Quarterly Distribution Date" means the first Business Day after the end of each quarterly calendar period (i.e., March 31, June 30, September 30, and December 31 of each calendar year) immediately following the Effective Date.

     1.168 "Rabbi Trust" means the Fruit of the Loom, Inc. Senior Executive Officer Deferred Compensation Trust, dated March 17, 1997, by and between FTL Inc. and Wachovia Bank of North Carolina, N.A., as trustee.

     1.169 "Ratable Proportion" means, with reference to any Distribution on account of any Allowed Claim in any Class, the ratio (expressed as a percentage) that the amount of the Allowed Claim bears to the aggregate amount of all Allowed and Disputed Claims in that Class.

     1.170 "Record Date" means the record date for determining an entitlement to receive Distributions under the Plan on account of Allowed Claims, which shall be the Confirmation Date.

     1.171 "Reinstated" or "Reinstatement" means leaving unaltered the legal, equitable, and contractual rights to which a Claim entitles the holder thereof so as to leave the Claim unimpaired in accordance with Bankruptcy Code section 1124, thereby entitling the holder of the Claim to (but not more than): (a) reinstatement of the original maturity of the obligations on which its Claim is based; and (b) payment, as provided herein, of an amount of Cash consisting solely of the sum of (i) matured but unpaid principal installments, without regard to any acceleration of maturity, accruing prior to the Effective Date, (ii) accrued but unpaid interest as of the Petition Date, and (iii) reasonable fees, expenses, and charges to the extent such fees, expenses, and charges are Allowed under the Bankruptcy Code and are specifically provided for in the agreement or agreements on which the Claim is based; provided, however, that any contractual right that does not pertain to the payment when due of principal and interest on the obligation on which such Claim is based (including financial covenant ratios, negative pledge covenants, covenants or restrictions on merger or consolidation, and affirmative covenants regarding corporate existence and prohibiting certain transactions or actions contemplated by the Plan, or conditioning such transactions or actions on certain factors) shall not be required to be reinstated in order to accomplish Reinstatement.

     1.172 "Released Party" has the meaning ascribed thereto in Section 14.2.

     1.173 "Remedies Action" means the adversary proceeding commenced by Farley against Fruit of the Loom in the Bankruptcy Court styled Farley v. Fruit of the Loom, Inc., Case No. 99-04497, Adv. Proc. No. 00-646 (D. Del.), in which Farley seeks a declaratory judgment that he is a third-party beneficiary of certain documents with respect to Fruit of the Loom's guaranty of loan made to Farley pursuant to the Farley Credit Agreement and, thus, that agreement and various related documents cannot be altered without his consent.

     1.174 "Reorganization Cases" means the cases commenced under Chapter 11 of the Bankruptcy Code by Fruit of the Loom before the Court, as referenced by Case Nos. 99-4497 (PJW) through 99-4530 (PJW), all of which are procedurally consolidated under Case No. 99-4497 (PJW).

     1.175 "Reorganizing Debtors" means the members of Fruit of the Loom other than FTL Cayman, the Liquidating Debtors, and FTL Inc.

     1.176 "Reorganized Fruit of the Loom" means, on and after the Effective Date (but not before the Effective Date), the Reorganizing Debtors, Newco, and any successor thereto by merger, consolidation, or otherwise and includes, collectively, the Reorganized Subsidiaries. To the extent of the Apparel Business acquired by the Purchaser pursuant to the APA, the term "Reorganized Fruit of the Loom" also includes the Purchaser.

     1.177 "Reorganized Subsidiaries" means, on and after the Effective Date, the Debtor Subsidiaries other than Union Underwear, NWI, and the Liquidating Debtors (Union Underwear, NWI, and the Liquidating Debtors shall not be Reorganized Subsidiaries or members of Reorganized Fruit of the Loom for any purpose hereunder), and any successor thereto by merger, consolidation, or otherwise.

     1.178 "Retention Program" means the employee retention program approved pursuant to an order, under Bankruptcy Code sections 105(a) and 363(b)(l), approving and authorizing Fruit of the Loom to implement retention executive severance programs, entered by the Court on March 27, 2000.

     1.179 "Russell Hosiery Collateral Proceeds" means the sum of approximately $1 million held by the Prepetition Collateral Agent pursuant to a prior Court order, such funds representing the proceeds of the sale by a Nondebtor Affiliate of certain trademarks encumbered by liens in favor of the Prepetition Secured Creditors.

     1.180 "Sanction Order" means an order of the Cayman Court approving the Scheme of Arrangement.

     1.181 "Schedules" means the respective schedules of assets and liabilities and the statements of financial affairs filed with the Court on or about April 6, 2000 by Fruit of the Loom under Bankruptcy Code section 521 and the Official Forms required by Bankruptcy Rule 9009, as such schedules and statements have been or may be supplemented or amended from time to time.

     1.182 "Scheme Claim" means any claim entitled to a distribution solely under the Scheme of Arrangement.

     1.183 "Scheme of Arrangement" means the Scheme of Arrangement between FTL Cayman and its "Scheme Creditors" (as defined in the Scheme of Arrangement) submitted to the Cayman Court on March 22, 2001 and (as from time to time amended) included in the Plan Supplement. The Scheme of Arrangement shall be in all material respects Acceptable to the Prepetition Secured Creditors.

     1.184 "Scheme Priority Claim" means any Scheme Claim entitled to priority in distribution solely under the Scheme of Arrangement, by reason of security, statutory preference, or other rule of law applicable thereto.

     1.185 "Secured Claim" means a Claim secured by a Lien on Collateral to the extent of the value of the Collateral, as determined in accordance with Bankruptcy Code section 506(a), or as otherwise agreed upon in writing by Fruit of the Loom and the holder of such Claim, subject to the approval of the Court. To the extent that the value of such interest is less than the amount of the Claim that has the benefit of such security, the unsecured portion of such Claim is an Unsecured Deficiency Claim unless (a) the Class of which such Claim is a part makes a valid and timely election under Bankruptcy Code section 1111(b)(1)(A)(i) to have the Claim treated as a Secured Claim to the extent the Claim has been Allowed, or (b) a holder of a Claim who is permitted to do so makes such an election under Bankruptcy Code section 1111(b)(l)(A)(ii).

     1.186 "Secured Creditor Payment" means the sum to be distributed to holders of Allowed Class 2 Claims in the amount of (a) $275 million plus an amount equal to the net proceeds of all asset sales by Fruit of the Loom or any member thereof occurring from and after January 1, 2001 until the Effective Date; provided, however, that (i) no upward adjustment to the foregoing $275 million amount shall be made as a result of asset sales until the net proceeds from all such sales exceed $15 million, at which point the upward adjustment shall commence on a dollar-for-dollar basis to the extent of net proceeds exceeding $15 million; (ii) only asset sales producing net proceeds in a minimum amount of $200,000 will be used to make an upward adjustment; (iii) no assets to be sold to the Purchaser pursuant to the APA shall be included in determining the amount of the Secured Creditor Payment; and (iv) in no event will the amount of the payment provided for in this clause (a) exceed $300 million; plus (b) any Adequate Protection Payments or payments of professional fees required to be made pursuant to the Adequate Protection Order or Section 7.26 to the extent not made prior to the Effective Date; and plus (c) Indenture Trustee and Agent Fees to the extent required to be added to the Secured Creditor Payment pursuant to
Section 8.18.

     1.187 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     1.188 "Securities Claims" means, collectively, the Class Action Claims and Creditors' Securities' Fraud Claims.

     1.189 "Securities Class Action Plaintiffs" means, collectively, (a) the plaintiffs in the Securities Class Actions, and (b) any other Entity possessing the same or similar Causes of Action (including the Class Action Claims).

     1.190 "Securities Class Actions" means New England Health Care Employees Pension Fund v. Fruit of the Loom, Inc. et al., Civil Action No. 98-CV-99 (W.D. Ky., filed July 1, 1998; and Bernard Fidel v. William Farley et al., Civil Action No. 1:00 CV-48M (W.D. Ky., filed March 22, 2000).

     1.191 "Sellers" means FTL Inc., FTL Cayman, and Union Underwear.

     1.192 "Senior Notes" means, collectively, the 7% Debentures, the 6 1/2% Notes, and the 7 3/8% Debentures.

     1.193 "Senior Noteholder" means a holder of any of the Senior Notes.

     1.194 "Senior Noteholder Claim" means any Claim held by any Senior Noteholder or any Indenture Trustee arising out of any payment obligation of any member of Fruit of the Loom pursuant to the Senior Notes or any Indenture executed in connection therewith, but does not include any Creditors' Securities Fraud Claims.

     1.195 "Seven Properties" means certain real property owned by NWI and commonly known as the St. Louis Facility in St. Louis, Michigan; the Breckenridge Facility in St. Louis/Breckenridge, Michigan; the Residue Hill Facility in Chattanooga, Tennessee; the Hardeman County Landfill Facility in Toone, Tennessee; the Hollywood Dump Facility in Memphis, Tennessee; the Marshall 23 Acre Facility in Marshall, Illinois; and the Woodridge Chemical/Berry's Creek (Ventron) Facility in Woodridge, New Jersey.

     1.196 "Subsidiary" means, with respect to any Entity (the "parent") at any date, any corporation, limited liability company, partnership, association, or other Entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other Entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or (in the case of a partnership) more than 50% of the general partnership interests are, as of such date, owned, controlled, or held (or that are, as of such date, otherwise controlled) by the parent or one or more Affiliates of the parent or by the parent and one or more Affiliates of the parent.

     1.197 "Subsidiary Equity Interests" means (a) the common and preferred stock of any of the Debtor Subsidiaries, and (b) any options, warrants, or other rights to purchase any of the foregoing, whenever and by whomever granted.

     1.198 "Supplemental Disclosure" means the Supplement to the Disclosure Statement With Respect to Third Amended Joint Plan of Reorganization of Fruit of the Loom, dated March 19, 2002, (including the exhibits, appendixes and schedules thereto); as approved by the Court pursuant to the Supplemental Disclosure Order.

     1.199 "Supplemental Disclosure Order" means the order dated March 22, 2002, approving the Supplemental Disclosure, as it may have been amended prior to the date of such order.

     1.200 "Synthetic Lease" means the CSFB Advantage Lease, dated as of September 30, 1994, by and between Wilmington Trust Company, as successor in interest to JP Morgan Chase (f/k/a Chemical Bank), not in its individual capacity but solely as owner trustee and lessor thereunder, and Union Underwear and those of its Subsidiaries identified as the lessee thereunder, and the other documents, agreements, and instruments executed in connection therewith, in each case as the same may be supplemented, amended, or modified from time to time.

     1.201 "Synthetic Lease Agent" means Credit Suisse First Boston in its capacity as agent for the Synthetic Lease Lenders.

     1.202 "Synthetic Lease Lenders" means the various lenders who are parties to the Credit Agreement, dated as of September 30, 1994, which is one of the documents comprising the Synthetic Lease.

     1.203 "Trade Claim" means an Unsecured Claim asserted by a creditor that arises out of the prepetition provision by such creditor of goods or services to any member of Fruit of the Loom.

     1.204 "Trade Convenience Claim" means a Trade Claim that the holder thereof elects to treat as a Trade Convenience Claim in accordance with Section 5.7.

     1.205 "Trade Convenience Claim Maximum Class Payment Amount" has the meaning ascribed thereto in Section 5.7.

     1.206 "Transferred Debtor Subsidiary" means a Transferred Subsidiary that is a Debtor Subsidiary.

     1.207 "Transferred Subsidiaries" means, collectively, the Directly Transferred Subsidiaries and the Indirectly Transferred Subsidiaries.

     1.208 "True-Up" has the meaning ascribed thereto in Section 5.4.2.

     1.209 "UCT Beneficial Interest in FOL Liquidation Trust" means a beneficial interest in the FOL Liquidation Trust representing 190/445 of (a) 7.5% of the Adjusted Apparel Business Sale Proceeds, and (b) 7.5% of the FTL Liquidation Proceeds.

     1.210 "UCT Claims" means claims arising from alleged breaches of fiduciary duty, alleged inaccuracies in the financial statements of Fruit of the Loom, or other actions or inactions of the directors and officers of Fruit of the Loom described in Section 14.5.2 but excludes any such claims that are Class Actions Claims.

     1.211 "Union Underwear" means Union Underwear Company, Inc., a subsidiary of FTL Inc. and a Debtor and Debtor in Possession in the Reorganization Cases.

     1.212 "United States Trustee" means the Acting United States Trustee appointed under section 591, title 28, United States Code, to serve in the District of Delaware.

     1.213 "Unsecured" means, with respect to any Claim against any Debtor, a Claim that is not an Administrative Expense Claim, a Secured Claim, a Priority Tax Claim, a Priority Non-Tax Claim, or a Securities Claim.

     1.214 "Unsecured Creditors Trust" means the trust to be established pursuant to the Unsecured Creditors Trust Agreement to (a) receive the Distributions intended for holders of Allowed Class 4A Claims and to Distribute those funds to those holders as their Claims are Allowed; (b) have exclusive authority to prosecute, settle, or otherwise resolve objections to Unsecured Claims (other than NWI claims, Farley Claims and Class 5 Claims) and to prosecute, settle or otherwise resolve the Creditors' Committee Action; and (c) hold and distribute any proceeds received from the Creditors' Committee Action. With respect to any action required or permitted to be taken by the "Unsecured Creditors Trust," the term includes a trustee or any other person authorized to take such action in accordance with the Unsecured Creditors Trust Agreement.

     1.215 "Unsecured Creditors Trust Agreement" means the agreement described in Section 7.23.2, which shall be substantially in the form contained in the Plan Supplement and Acceptable to the Prepetition Secured Creditors and the Creditors' Committee.

     1.216 "Unsecured Creditors Trust Advisory Committee" has the meaning ascribed thereto in Section 7.23.4.

     1.217 "Unsecured Deficiency Claim" means, with reference to a Claim secured by a Lien against Collateral, an amount equal to the difference between (a) the aggregate amount of the Claim after giving effect to the operation of Bankruptcy Code section 1111(b)(1)(A), and (b) the amount of the Claim that is a Secured Claim; provided, however, that if the Class (or any member thereof entitled to do so under section 1111(b)(1)(A)(ii)) in which the applicable Secured Claim is classified makes the election permitted under Bankruptcy Code section 1111(b)(2) in accordance with Bankruptcy Rule 3014, the Unsecured Deficiency Claim otherwise relating to the Secured Claim shall be extinguished. An Unsecured Deficiency Claim is an Unsecured Claim.

     1.218 "Velsicol" means, individually or collectively (as applicable), Velsicol Chemical Corporation and its parent, True Specialty Corp., each of which is a party to the EPA Settlement Agreement.

     1.219 "Voting Deadline" means the date set by the Court by which all Ballots for acceptance or rejection of the Plan must be received by the Ballot Agent.

                                   SECTION II
                   INTERPRETATION: APPLICATION OF DEFINITIONS,
                 RULES OF CONSTRUCTION, AND COMPUTATION OF TIME

     Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include both the singular and the plural, and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, feminine, and neuter. For purposes of the Plan: (a) any reference in the Plan to a contract, instrument, release, indenture, or other agreement or document being in a particular form or on particular terms and conditions means that the document shall be substantially in that form or substantially on those terms and conditions; (b) any reference in the Plan to an existing document or exhibit filed or to be filed means the document or exhibit as it may have been or may be amended, modified, or supplemented; and (c) unless otherwise specified, all references in the Plan to Sections, Schedules, and Exhibits are references to sections, schedules, and exhibits of or to the Plan. Unless otherwise specified, the words "herein," "hereof," "hereto," "hereunder," and other words of similar meaning refer to the Plan as a whole and not to any particular section, subsection, or clause contained in the Plan. A capitalized term used but not defined herein shall have the meaning given to that term in the Bankruptcy Code or in the exhibits hereto. The rules of construction contained in Bankruptcy Code section 102 shall apply to the construction of the Plan. The headings in the Plan are for convenience of reference only and shall not expand, limit, or otherwise affect the provisions of the Plan. Unless otherwise indicated herein, all references to dollars are to United States dollars. Unless otherwise expressly provided herein, in computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) shall apply.

                                   SECTION III
                    PAYMENT OF ADMINISTRATIVE EXPENSE CLAIMS,
               PRIORITY TAX CLAIMS, AND OTHER UNCLASSIFIED CLAIMS
                        ALLOWED AGAINST FRUIT OF THE LOOM

     3.1  ADMINISTRATIVE EXPENSE CLAIMS

          3.1.1 Payment of Certain Administrative Expense Claims by the Plan Entities

Allowed Administrative Expense Claims against members of Fruit of the Loom (other than the Administrative Expense Claims described in Section 3.1.2) shall be paid by the applicable Liquidation Agent in Cash, in full, on the Effective Date, or as soon as practicable after they become Allowed Claims if the date of allowance is later than the Effective Date, or in such amounts and on such other terms as may be agreed on between the holders of such Claims and the applicable Liquidation Agent. Consistent with the definition of the Class 4C Supplemental Payment, any Allowed Administrative Expense Claims by the members of the Ad Hoc Committee of 8 7/8% Noteholders or the professionals retained by them under section 503(b) of the Bankruptcy Code shall be paid by FOL Liquidating Trust and shall be subtracted from $15 million to calculate the Class 4C Supplemental Payment. Pursuant to the settlement agreement between the Debtors and the members of the Ad Hoc Committee of 8 7/8% Noteholders, the Debtors, the Bank Steering Committee, and the Noteholders Steering Committee shall support, and the Creditors' Committee shall not oppose, an application for payment of reasonable fees and expenses filed under Section 503(b) of the Bankruptcy Code by co-counsel for the Ad Hoc Committee of 8 7/8% Noteholders. If the amount of any asserted Administrative Expense Claim by the members of the Ad Hoc Committee of 8 7/8% Noteholder or any professional retained by it has not been resolved and Allowed on the Initial Distribution Date, then the FOL Liquidation Trust shall reserve from the Class 4C Supplemental Payment the full amount asserted until such claim is allowed or disallowed in whole or part. Any excess of the amount reserved over the Allowed amount of such Administrative Expense Claim shall be distributed as provided in Section 5.6.5 hereof.

          3.1.2 Payment of Certain Administrative Expense Claims by the Purchaser, Newco, or Reorganized Fruit of the Loom

     Except as otherwise specifically provided in the Plan, those Administrative Expense Claims against the Debtors (but not Claims for Professional Fees, Claims for substantial contribution under Section 503(b) of the Bankruptcy Code, obligations to provide Cure, or Claims based on the rejection of executory contracts or unexpired leases) incurred after the Petition Date in the ordinary course of the Apparel Business shall be assumed by the Purchaser, Newco, or Reorganized Fruit of the Loom in accordance with the terms and subject to the conditions of the APA and shall be paid by the Purchaser, Newco or Reorganized Fruit of the Loom in the ordinary course of business in accordance with the ordinary business terms governing the transactions underlying those Claims or as may be otherwise agreed upon between the holders of such Claims and Reorganized Fruit of the Loom. Other than as set forth in the APA, Reorganized Fruit of the Loom shall have no liability or obligation to make any Distribution or other payment to holders of Administrative Expense Claims.

     3.2  DIP FACILITY CLAIMS

     Allowed DIP Facility Claims against Fruit of the Loom shall be paid by the Liquidation Agents: (a) on the Effective Date in Cash, or in a manner otherwise permitted pursuant to the terms of the DIP Facility, in an amount equal to the Allowed amount of such Claims; or (b) on such other terms as may be mutually agreed upon among the holders of the DIP Facility Claims and Fruit of the Loom or the applicable Liquidation Agent; provided, however, that the Purchaser shall replace (or, with the DIP Lenders' consent, secure back-to-back arrangements with respect to) the Existing L/Cs pursuant to the APA and such replacement (or arrangement) shall constitute payment in full of any DIP Facility Claims arising out of or related to the Existing L/Cs. Other than with respect to the Existing L/Cs, which shall be treated as set forth in the foregoing sentence, the Purchaser, Newco, and Reorganized Fruit of the Loom shall have no liability or obligation to make any Distribution or other payment to holders of DIP Facility Claims.

     3.3  PRIORITY TAX CLAIMS

     On the Effective Date, or as soon as practicable after a Priority Tax Claim becomes an Allowed Claim if the date of allowance is later than the Effective Date, each holder of an Allowed Priority Tax Claim against any member of Fruit of the Loom shall receive from the Plan Entities, in full satisfaction, settlement, release, and discharge of and in exchange for its Claim: (a) deferred Cash payments in an aggregate principal amount equal to the amount of the Claim plus interest on the unpaid portion thereof at the rate of 6% per annum from the Effective Date through the date of payment thereof; or (b) such other treatment as to which Fruit of the Loom or the applicable Liquidation Agent and the holder shall have agreed upon in writing. If deferred Cash payments are made to a holder of an Allowed Priority Tax Claim, payments of principal shall be made in annual installments, the amount of each installment being equal to 10% of the Allowed Priority Tax Claim plus accrued and unpaid interest, with the first payment to be due on the first anniversary of the Effective Date and subsequent payments to be due on each successive anniversary of the first payment date or as soon thereafter as is practicable; provided, however, that any installments remaining unpaid on the date that is six years after the date of the assessment of the tax that is the basis of the Allowed Priority Tax Claim shall be paid on the first Business Day following such date together with any accrued and unpaid interest to the date of payment; and provided further that each of the applicable Liquidation Agents reserves the right to pay any Allowed Priority Tax Claim, or any remaining balance on any Allowed Priority Tax Claim, in full at any time on or after the Effective Date without premium or penalty. The Purchaser, Newco, and Reorganized Fruit of the Loom shall have no liability or obligation to make any Distribution or other payment to holders of Priority Tax Claims.

                                   SECTION IV
                      CLASSIFICATION OF CLAIMS AGAINST, AND
                     EQUITY INTERESTS IN, FRUIT OF THE LOOM

     Except as otherwise provided herein, for purposes of all confirmation issues (including voting, confirmation, and distribution), all Claims against (except for Administrative Expense Claims, DIP Facility Claims, and Priority Tax Claims), and Equity Interests in, Fruit of the Loom are classified as follows:

----------------------------------------------------------------------------------------------------------------
CLASS               CLASS NAME                                            STATUS
----------------------------------------------------------------------------------------------------------------
Class 1             Priority Non-Tax Claims                               Unimpaired--deemed to have accepted
                                                                          the Plan and not entitled to vote
----------------------------------------------------------------------------------------------------------------
Class 1A            Priority Non-Tax Claims against the Consolidated      See above
                    Estate
----------------------------------------------------------------------------------------------------------------
Class 1B            Priority Non-Tax Claims that are NWI Claims           See above
----------------------------------------------------------------------------------------------------------------
Class 2             Prepetition Secured Creditor Claims                   Impaired--entitled to vote
----------------------------------------------------------------------------------------------------------------
Class 3             Other Secured Claims (all Secured Claims other than   Impaired--entitled to vote
                    Secured Claims in Class 2--Each Other Secured Claim
                    shall be treated as a subclass of Class 3)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
CLASS               CLASS NAME                                            STATUS
----------------------------------------------------------------------------------------------------------------
Class 4             Unsecured Claims                                      Impaired--entitled to vote
----------------------------------------------------------------------------------------------------------------
Class 4A            Unsecured Claims against the Consolidated Estate      See above
                    (other than NWI Claims, Trade Convenience Claims,
                    and the 8 7/8% Notes Claims)
----------------------------------------------------------------------------------------------------------------
Class 4B            Unsecured Claims that are NWI Claims                  See above
----------------------------------------------------------------------------------------------------------------
Class 4C            8 7/8% Note Claims                                    See above
----------------------------------------------------------------------------------------------------------------
Class 5             Trade Claims less than $2,500 (including all Trade    Impaired--entitled to vote
                    Claims that the holders thereof have elected,
                    pursuant to Section 5.7, to have treated under the
                    Plan as Trade Convenience Claims)
----------------------------------------------------------------------------------------------------------------
Class 6             Creditors' Securities Fraud Claims                    Impaired--deemed to have rejected the
                                                                          Plan and not entitled to vote
----------------------------------------------------------------------------------------------------------------
Class 7             Old Capital Stock                                     Impaired--deemed to have rejected the
                                                                          Plan and not entitled to vote
----------------------------------------------------------------------------------------------------------------
Class 7A            Old FTL Cayman Common Stock                           See above
----------------------------------------------------------------------------------------------------------------
Class 7B            Old FTL Inc. Preferred Stock                          See above
----------------------------------------------------------------------------------------------------------------
Class 7C            Old FTL Inc. Common Stock                             See above
----------------------------------------------------------------------------------------------------------------
Class 8             Transferred Subsidiary Equity Interests               Impaired--deemed to have rejected the
                                                                          Plan and not entitled to vote
----------------------------------------------------------------------------------------------------------------
Class 9             Other Equity Interests not classified in Classes 7    Impaired--deemed to have rejected the
                    or 8 (includes the interests of holders of Old        Plan and not entitled to vote
                    Stock Options, Class Action Claims other than those
                    in Class 7, any and all other Claims of the types
                    described in Bankruptcy Code section 510(b) that
                    may be asserted by any Entity, and Equity Interests
                    in NWI and the Liquidating Debtors)
----------------------------------------------------------------------------------------------------------------

     The treatment of Claims against, and Equity Interests in, Fruit of the Loom and its members is more fully set forth in Section V. Additional special provisions relating to the treatment of NWI Claims and Equity Interests in NWI are set forth in Section 7.22.

                                    SECTION V
                     TREATMENT OF CLAIMS AGAINST, AND EQUITY
              INTERESTS IN, THE CONSOLIDATED ESTATE UNDER THE PLAN

         The following treatment set forth in this Section V shall be accorded to Claims against, and Equity Interests in, Fruit of the Loom.

     5.1  DISTRIBUTIONS UNDER THE PLAN

     No Class, member of any Class, or holder of any Claim shall be entitled to receive Cash or any other property allocated for Distribution to any other Class or to another holder of a Claim under the Plan, except as expressly specified in the Plan. Reorganized Fruit of the Loom shall have no liability or obligation to make any Distribution to any Class.

     5.2  NO DUPLICATION OF CLAIMS OR DISTRIBUTIONS

     All Claims scheduled by or filed against FTL Cayman in its Reorganization Case are deemed to have been filed against FTL Cayman in the Cayman Proceeding. No holder of an Allowed Scheme Claim or an Allowed Scheme Priority Claim shall receive any Distribution with respect to that Claim except as specifically provided in the Scheme of Arrangement. Creditors who have claimed solely in the Scheme and not in the Reorganization Cases shall receive their Distribution in accordance with the terms of the Scheme. No other or further distributions shall be made with respect to those Claims under the Plan or the Scheme of Arrangement.

     5.3  CLASS 1: PRIORITY NON-TAX CLAIMS

     Class 1 shall be divided into two subclasses: (i) Class 1A, consisting of all Priority Non-Tax Claims against the Consolidated Estate; and (ii) Class 1B, consisting of all Priority Non-Tax NWI Claims. Each holder of an Allowed Priority Non-Tax Claim in Class 1A shall receive from the applicable Liquidation Agent, in full satisfaction, settlement, release, and discharge of and in exchange for its Claim, Cash equal to the amount of the Claim or such other treatment to which Fruit of the Loom or the applicable Liquidation Agent and the holder shall have agreed upon in writing. Each holder of an Allowed Priority Non-Tax Claim in Class 1B shall receive from the applicable NWI Liquidation Agent, in full satisfaction, settlement, release, and discharge of and in exchange for its Claim Cash out of the NWI Liquidation Proceeds equal to the amount of the Claim or such other treatment to which Fruit of the Loom or the applicable NWI Liquidation Agent and the holder shall have agreed upon in writing.

     5.4  CLASS 2: PREPETITION SECURED CREDITOR CLAIMS

          5.4.1 Base Distributions

     Subject to adjustment as set forth in Section 5.4.2, on the Initial Distribution Date (or as soon thereafter as is reasonably practicable), each holder of an Allowed Prepetition Secured Creditor Claim shall receive from FOL Liquidation Trust in full satisfaction, settlement, release, and discharge of and in exchange for its Claim (including any Claim it may have or assert pursuant to Bankruptcy Code section 507(b)) a Ratable Proportion of (a) the Secured Creditor Payment (less (1) $1,551,000 to be reserved by the FOL Liquidation Trust as part of the Farley Gross-Up Reserve, and (2) $9.35 million which is to be used solely to fund (x) a portion equal to $1.1 million of the Class 4A Supplemental Payment and (y) a portion equal to $8.25 million of the Class 4C Supplemental Payment (or the Allowed Administrative Expense Claims of the members of and professionals retained by the Ad Hoc Committee of 8 7/8% Noteholders)); (b) 92.5% of the Adjusted Apparel Business Sale Proceeds; and (c) a beneficial interest in FOL Liquidation Trust entitling the Allowed Claims in this Class to 92.5% of the FTL Liquidation

Proceeds; and (d) to the extent available in accordance with the EPA Settlement Agreement, the NWI Reimbursement Amount (collectively, a "Base Distribution"). Any deficiency amount relating to an Allowed Prepetition Secured Creditor Claim shall be treated as an Allowed Class 4A Unsecured Claim; provided, however, that, in consideration of the support of the Creditors' Committee for the Plan and its agreement to dismiss the Committee Avoidance Action upon consummation of the Plan, all members of Class 2 holding Unsecured Deficiency Claims constituting Class 4A Unsecured Claims will be allowed to vote their Deficiency Claims in Class 4A but will be deemed to have waived their rights to receive any Distributions with respect to their Unsecured Deficiency Claims. On the Confirmation Date, the Prepetition Secured Creditor Claims shall be deemed Allowed in the amounts set forth in Schedule 1 (which shall be filed as part of the Plan Supplement), subject to adjustment as set forth in Section 5.4.2.

          5.4.2 Adjustments to Base Distributions

     (a) Pursuant to the Adequate Protection Order, Fruit of the Loom has made the Adequate Protection Payments to the Prepetition Secured Creditors. The amount of the Adequate Protection Payments was based on the interest rates set forth in the documents relating to each of the Prepetition Secured Creditor Claims and not on a single rate applicable to all Prepetition Secured Creditor Claims (the difference between the payments that were actually made and the payments that would have been made using a single rate being the "Differential"). The Distributions of the Adjusted Apparel Business Sale Proceeds to be made-to the-Prepetition Secured Creditors will be adjusted (the "True-Up") in an amount equal to 75% of the Differential from the Petition Date through February 28, 2001, and 100% of the Differential from March 1, 2001 through the Effective Date, which amount shall be set forth in the Plan Supplement.

     (b) Until such time as either (a) the letter of credit issued by the Farley Bank Agent under the Farley Credit Agreement (the "Farley Letter of Credit") is drawn, or (b) the Farley Letter of Credit expires, or is cancelled prior to being drawn, the Distributions made pursuant to Section 5.4.1 on account of the portion of the Farley Guaranty claims arising from the Farley Letter of Credit (i.e., Distributions on account of a portion of the Farley Guaranty claim equal to $2.2 million) shall be held by FOL Liquidation Trust in an escrow account (including all Cash Investment Yield earned with respect thereto, the "Farley LC Escrow Amount"). If the Farley Letter of Credit is drawn, Distributions proportionate with that drawing shall be disbursed from the Farley LC Escrow Amount promptly to the Farley Lenders by FOL Liquidation Trust. If the Farley Letter of Credit expires or is cancelled prior to being drawn or is not drawn in its entirety, the remaining Farley LC Escrow Amount shall be released to FOL Liquidation Trust and shall constitute FTL Liquidation Proceeds.

     (c) The portion of the funds held by the FOL Liquidation Trust in the Farley Gross-up Reserve funded from the Secured Creditor Payment, as provided in
Section 5.4.1, shall reduce the Distributions to holders of Allowed Prepetition Secured Creditor Claims ratably. The funds released from the Farley Gross-up Reserve for Distribution to holders of Allowed Class 2 Claims pursuant to
Section 7.17.3 shall be Distributed in the same manner as all other portions of the Base Distributions.

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

          5.4.3 Calculation of Deficiency Claim Amounts

     Solely for purposes of calculating the amount of the Deficiency Claims of the Prepetition Secured Creditors in connection with voting on the Plan, from the amount of the Prepetition Secured Creditors' aggregate Claims, as set forth in their proofs of claim, (a) the following amounts will be subtracted: (i) the Adequate Protection Payments, (ii) all payments made by Fruit of the Loom under the Adequate Protection Order on account of professional fees incurred by the Prepetition Secured Creditors, and (iii) the estimated Distributions to be made to holders of Class 2 Claims; and (b) the total amount of all reasonable professional fees incurred by the Prepetition Secured Creditors (subtracted pursuant to clause (a)(ii) above) will be added back to determine the amounts of their Allowed Class 4A Claims. Fruit of the Loom estimates that the total amount of the Prepetition Secured Creditors' Class 4A Claims, as Allowed pursuant to this formula, will not exceed approximately $100 million. Although the Prepetition Secured Creditors have agreed to this calculation formula for purposes of the Plan only, they expressly reserve and do not waive their right to assert that, for all other purposes, the Adequate Protection Payments should not reduce the principal amount of their Allowed Claims.

          5.4.4 Allowance of 7% Debentures Claims

     Pursuant to the Plan, the Claims of the holders of the 7% Debentures with respect to the 7% Debentures shall be deemed allowed in the aggregate amount of $90,750,629; provided, however, that if a majority in number and two-thirds in amount of the holders of 7% Debentures who vote, do not vote to accept the Plan, Fruit of the Loom and the Indenture Trustee for the 7% Debentures each reserves the right to request that either (i) at the Confirmation Hearing, the Bankruptcy Court decide Fruit of the Loom's pending objection to the amount of the 7% Debentures Claim and determine the Allowed amount of the 7% Debentures, or (ii) set a hearing for a later date, to determine the Allowed amount of the 7% Debentures, in such amount as the Bankruptcy Court then determines..

     5.5  CLASS 3: OTHER SECURED CLAIMS

     Each holder of an Allowed Secured Claim that is not an Allowed Prepetition Secured Creditor Claim shall be treated as a separate subclass of Class 3. Each holder of an Allowed Other Secured Claim will receive from the applicable Liquidation Agent, in full satisfaction, settlement, release, and discharge of and in exchange for its Claim, either: (a) Cash on the Effective Date equal to the Allowed amount of its Other Secured Claim, (b) secured notes on terms that satisfy section 1129(b)(2)(A) of the Bankruptcy Code or such other treatment as is permitted thereunder, (c) Reinstatement of its Other Secured Claim, (d) the Collateral securing its Other Secured Claim, or (e) such other treatment as may be agreed upon in writing between the holder and Fruit of the Loom or the applicable Liquidation Agent. Any deficiency amount relating to an Allowed Other Secured Claim shall be treated as a Class 4A Unsecured Claim or a Class 5 Trade Convenience Claim, as applicable; provided, however, that no Other Secured Claim Allowed in an amount greater than $250,000 (not to exceed an aggregate amount of $1,500,000) shall be treated in accordance with clause (a), (c), or (e) of this
Section 5.5 unless the Prepetition Secured Creditors Consent to such treatment with respect to that Claim; and provided further that, notwithstanding the foregoing proviso, as to any Other Secured Claim that is secured by property to be transferred to the Purchaser under the APA or owned or to be owned as of the Effective Date by Reorganized Fruit of the Loom, such Claim shall be treated in accordance with clause (a) of this Section 5.5 unless the Purchaser consents to the treatment of that Claim in accordance with any other clause of this Section 5.5.

     5.6  CLASS 4: UNSECURED CLAIMS

          5.6.1 Division of Class 4 Into Three Subclasses

     Class 4 shall be divided into three subclasses: (i) Class 4A, consisting of all Unsecured Claims against the Consolidated Estate that are not NWI Claims and are not 8 7/8% Note Claims; (ii) Class 4B, consisting of all Unsecured NWI Claims; and (iii) Class 4C, consisting of all Unsecured Claims against the Consolidated Estate and FTL Inc. that are 8 7/8% Notes Claims.

          5.6.2 Treatment of Certain Avoidance Actions

     All Avoidance Actions against holders of Class 4A, 4C or Class 5 Claims (other than Farley Claims) shall be deemed waived and released, whether or not any such Avoidance Actions had been actually commenced as of the Effective Date (and, to the extent commenced as of the Effective Date, shall be dismissed with prejudice), by Fruit of the Loom and each of the Plan Entities (other than the NWI Liquidation Agents), except that the FOL Liquidation Trust reserves the rights to assert Avoidance Actions against a holder of a Class 4A, 4C or Class 5 Claim to the fullest extent permitted by law as a defense or offset to a proof of an Administrative Priority Claim, other Priority Claim, or Other Secured Claim asserted by any such holder and Avoidance Actions against Farley or other holders of Farley Claims may be prosecuted by FOL Liquidation Trust and asserted by any Plan Entity against Farley as a defense or offset to any Farley Claims. Notwithstanding the foregoing, no Avoidance Action may be asserted as a claim, defense, offset, recoupment, or otherwise against any Claim of any Prepetition Secured Creditor or against any Administrative Expense Claim by any members of the Ad Hoc Committee of 8 7/8% Noteholders or any professional retained by them, under section 503(b) of the Bankruptcy Code.

          5.6.3 Treatment of Claims in Class 4A

     On the Effective Date, the Unsecured Creditors Trust shall receive the UCT Beneficial Interest in FOL Liquidation Trust. On the Initial Distribution Date, the FOL Liquidation Trust shall Distribute to the Unsecured Creditors Trust 190/445 of 7.5% of the Adjusted Apparel Business Sales Proceeds on account of the UCT Beneficial Interest in FOL Liquidation Trust. Each holder of an Allowed Unsecured Claim in Class 4A shall receive from the Unsecured Creditors Trust, in full satisfaction, settlement, release, and discharge of and in exchange for its Claim, a beneficial interest in the Unsecured Creditors Trust entitling it to a Ratable Proportion of all Distributions made by the Unsecured Creditors Trust in respect of (a) the UCT Beneficial Interest in the FOL Liquidation Trust, (b) the Class 4A Supplemental Payment and (c) the UCT Claims; provided, however, that Distributions in respect of Allowed Unsecured Claims solely against FTL Cayman that are to be satisfied in connection with the ultimate winding up of FTL Cayman shall be distributed to FTL Cayman for Distribution in the winding up of FTL Cayman to holders of Allowed Unsecured Claims against FTL Cayman. Unsecured Claims that are Trade Claims in an amount of less than $2500 are automatically placed in Class 5. A holder of a Trade

Claim in excess of $2500 (and only such a holder) that would otherwise hold a Claim in Class 4A may elect to have its Trade Claim treated as a Trade Convenience Claim in accordance with Section 5.7. All members of Class 2 holding Unsecured Deficiency Claims constituting Class 4A Unsecured Claims will be allowed to vote their Deficiency Claims in Class 4A but will be deemed to have waived their rights to receive any Distributions with respect to their Unsecured Deficiency Claims.

          5.6.4 Treatment of Claims in Class 4B

     Class 4B consists of all Unsecured Claims that are also NWI Claims. Allowed Class 4B Claims shall receive Distributions only as, and in the manner and to the extent set forth in, Section 7.22.5(c).

          5.6.5 Treatment of Claims in Class 4C

     Class 4C consists of all 8 7/8% Notes Claims, which are Allowed in the amount of $254,748,731.51. On the Initial Distribution Date (or as soon thereafter as is reasonably practicable), each holder of an Allowed Class 4C Claims shall receive in full satisfaction, settlement, release, and discharge of and in exchange for its Claim a Ratable Proportion of (a) the 8 7/8% Note Claims Beneficial Interest in the FOL Liquidation Trust, and (b) the Class 4C Supplemental Payment. The Distributions to holders of the Allowed Class 4C Claims shall be made, for their benefit, to the 8 7/8% Notes Trustee, who will be responsible for Distributions to holders of the 8 7/8% Notes. On the Initial Distribution Date, FOL Liquidation Trust shall Distribute to the 8 7/8% Notes Trustee 255/445 of 7.5% of the Adjusted Apparel Business Sales Proceeds on account of the 8 7/8% Note Claims Beneficial Interest in FOL Liquidation Trust.

     5.7  CLASS 5: TRADE CLAIMS AND TRADE CONVENIENCE CLAIMS

     In lieu of treatment under any subsection of this Section V that would otherwise apply to a Trade Claim (or a Trade Claim that the holder thereof elects to have treated as a Trade Convenience Claim pursuant to this Section 5.7), and in full satisfaction, settlement, release, and discharge of and in exchange for its Claim, a holder of an Allowed Trade Claim of less than $2500 or a Trade Convenience Claim shall receive from the FOL Liquidation Trust Cash Distributions of 25% of the Allowed amount of its Claim (subject to the Trade Convenience Claim Maximum Class Payment Amount, as defined below) on the later of (a) the Initial Distribution Date, or (b) if a Trade Claim or Trade Convenience Claim becomes an Allowed Claim after the Initial Distribution Date, within ten Business Days after it becomes an Allowed Claim, in either case subject to the following terms and conditions: Trade Claims of less than $2500 are automatically placed into Class 5. A holder with an Allowed Trade Claim in excess of $2500 will receive a Ballot for Class 4 but may elect, by affirmatively so marking the Ballot it receives with respect to that Claim, to have that Claim treated as an Allowed Trade Convenience Claim and placed in Class 5. Such an election shall constitute the agreement of the holder to reduce the amount of its Claim to $2500 and to waive any and all rights that it might otherwise have to receive any Distributions under the Plan with respect to the difference between the amount of its Allowed Claim and $2500. Only a holder of a Trade Claim in excess of $2500 is eligible to make an election to have its Trade Claim treated as a Trade Convenience Claim. Once made, an election to have a Trade Claim treated as a Trade Convenience Claim cannot be rescinded unless the Plan is revoked pursuant to Section 6.3 or, prior to confirmation, is modified or amended in a manner that results in the resolicitation of votes to accept or reject the Plan from one or more Classes (and, in case of any such resolicitation, only if the holder is a member of the Class from which votes to accept or reject the Plan are resolicited). No interest shall be paid on any Trade Claim or Trade Convenience Claim. Notwithstanding any other provision of this Section 5.7, the total amount of Cash payments to be made to the members of Class 5 shall not exceed $1.5 million (the "Trade Convenience Claim Maximum Class Payment Amount") and if the total amount of Allowed Trade Convenience Claims exceeds the Trade Convenience Claim Maximum Class Payment Amount, each holder of an Allowed Claim in this Class shall receive from FOL Liquidation Trust a Ratable Proportion of Cash totaling $1.5 million.

     5.8  CLASS 6: CREDITORS' SECURITIES FRAUD CLAIMS

     In accordance with Bankruptcy Code section 510(b), Creditors' Securities Fraud Claims shall be subordinated to all other Unsecured Claims and no holder of a Creditors' Securities Fraud Claim shall receive or retain any Distribution under the Plan on account of those Claims.

     5.9  CLASS 7: OLD CAPITAL STOCK

     Holders of Old Capital Stock shall receive no Distributions under the Plan on account of their interests.

     5.10 CLASS 8: TRANSFERRED SUBSIDIARY EQUITY INTERESTS

     Equity interests in Newco, Fruit of the Loom Canada, Inc., FOL International, and FTL Caribe, Ltd. (which are not Debtors) shall be transferred to or at the direction of the Purchaser in accordance with the terms of the APA. The Equity Interests in the Transferred Subsidiaries shall be treated as provided in Section 7.7.

     5.11 CLASS 9: OTHER EQUITY INTERESTS

     A holder of any Equity Interest in any member of Fruit of the Loom not otherwise classified in Class 7 or Class 8 shall be placed in Class 9 and shall receive no Distributions under the Plan on account of that interest. Notwithstanding anything herein to the contrary, all Equity Interests in any Liquidating Debtor shall automatically be cancelled and extinguished one Business Day after the Effective Date without the need for any other or further action by the Court or by any Entity. No Distribution shall be made on account of Equity Interests in FTL Cayman or NWI.

                                   SECTION VI
                    IMPAIRED AND UNIMPAIRED CLASSES OF CLAIMS
                      AND EQUITY INTERESTS UNDER THE PLAN;
                       ACCEPTANCE OR REJECTION OF THE PLAN

         6.1      HOLDERS OF CLAIMS AND EQUITY INTERESTS ENTITLED TO VOTE

         Each holder of an Allowed Claim (and each holder of a Claim that has been temporarily allowed for voting purposes only under Bankruptcy Rule 3018(a)) in an impaired Class of Claims with respect to which any Distribution shall be made hereunder shall be entitled to vote separately to accept or reject the Plan as provided in the Disclosure Statement Approval Order. In accordance with Bankruptcy Code section 1126(g), Classes 6, 7, 8, and 9 are deemed to have rejected the Plan and the holders of Claims and Equity Interests in those Classes are not entitled to vote thereon. In accordance with Bankruptcy Code section 1126(f), subclasses 1A and 1B are deemed to have accepted the Plan and the holders of Claims in those subclasses are not entitled to vote on the Plan. Each of Classes 2, 3, 4, and 5 is impaired under the Plan and the holders of Allowed Claims (and holders of Claims that have been temporarily allowed for voting purposes only under Bankruptcy Rule 3018(a)) in those Classes are entitled to vote on the Plan.

         6.2      NONCONSENSUAL CONFIRMATION

         In view of the deemed rejection of the Plan by Classes 6, 7, 8, and 9, Fruit of the Loom will request that the Court confirm the Plan in accordance with Bankruptcy Code section 1129(b) by finding that the Plan does not unfairly discriminate against, and provides fair and equitable treatment to, all impaired Classes of Claims and Equity Interests voting to reject the Plan or deemed to have rejected the Plan. If any of Classes 2, 3, 4A, 4B, 4C or 5 fails to accept the Plan, Fruit of the Loom reserves its rights to (a) modify' the Plan in accordance with Section 15.2, and (b) request that the Court confirm the Plan (whether or not it is modified) in accordance with Bankruptcy Code section 1129(b), notwithstanding such lack of acceptance.

         6.3      REVOCATION OF THE PLAN

         Subject to Section 16.7, Fruit of the Loom may revoke and withdraw the Plan at any time prior to entry of the Confirmation Order. If the Plan is so revoked or withdrawn, it shall be deemed null and void.

                                  SECTION VII
                       MEANS OF IMPLEMENTATION OF THE PLAN

         7.1      SUBSTANTIVE CONSOLIDATION

                  7.1.1 Substantive Consolidation of Certain Members of Fruit of
                        the Loom

         Subject to the proviso to Section 7.1.1(e) and Section 7.1.2, on the Effective Date and pursuant to Bankruptcy Code section 105(a), the Estates of the Consolidating Debtors will be substantively consolidated for all purposes related to the Plan (but only for those purposes), including voting, confirmation, Distributions, and Claim determinations. The Estate of NWI shall not be consolidated into the Consolidated Estate, and all assets of, Claims against, and Equity interests in, NWI shall be treated as set forth in
Section 7.22. The substantive consolidation of the Estates of the Consolidating Debtors shall have the following effects:

         (a) All assets of the Estates of the Consolidating Debtors shall be treated as though they were assets of the single Consolidated Estate;

         (b) No Distributions shall be made under the Plan on account of intercompany Claims among the Consolidating Debtors;

         (c) No Distributions shall be made under the Plan on account of any Subsidiary Equity Interests except to the extent set forth in Sections 5.10 and 7.7 (and the other sections referred to therein);

         (d) All guaranties by any of the Consolidating Debtors of the obligations of any other Consolidating Debtor and any Liability (whether primary or secondary, or individual or joint and several) of the Consolidating Debtors with respect to members of the Fruit of the Loom Group shall be deemed to be one obligation of the Consolidated Estate; and

         (e) Subject to Section 7.1.2, each and every Claim filed, to be filed, or deemed to have been or to be filed in the Reorganization Cases against a Consolidating Debtor shall be deemed filed against the Consolidated Estate, and shall be deemed to be one Claim against, and the Liability of, the Consolidated Estate; provided, however, that NWI Claims asserted against FTL Inc. shall not constitute Claims against the Consolidated Estate.

The substantive consolidation provided for herein shall not, (a) other than for purposes related to the Plan and Distributions to be made hereunder, affect (i) the legal and corporate structures of Fruit of the Loom or Reorganized Fruit of the Loom, (ii) the Subsidiary Equity Interests, (iii) the obligations owed by any of the Nondebtor Affiliates to any members of Fruit of the Loom or any other Entity, or (iv) any obligations under any executory contract or unexpired leases assumed in the Plan or otherwise in the Reorganization Cases; or (b) affect the DIP Facility. Notwithstanding anything in the Plan or any other document to the contrary, (X) NWI Claims shall not constitute Claims against the Consolidated Estate, and (Y) neither NWI nor any of its assets or properties shall be included in the Consolidated Estate.

                  7.1.2 Effect of Substantive Consolidation on the Scheme of
                        Arrangement

         The substantive consolidation provided for in Section 7.1.1 is effective only as to the Reorganization Cases that are governed by the Bankruptcy Code and other applicable United States law, and not as to the Scheme of Arrangement or any rights, powers, duties, or obligations of FTL Cayman arising in the Cayman Proceeding pursuant to any applicable Cayman Islands law. Accordingly, all Claims against any member of Fruit of the Loom shall, for the purposes of the Reorganization Cases and as provided in Section 7.1.1, be deemed to be Claims against FTL Cayman in its Reorganization Case but, notwithstanding the substantive consolidation provided for herein, (a) no Scheme Claim or Scheme Priority Claim shall constitute an Allowed Claim against any member of Fruit of the Loom in the Reorganization Cases unless it is also filed as a

Claim against one or more members of Fruit of the Loom in the Reorganization Cases and Allowed in accordance with a Final Order of the Court or the applicable provisions of the Plan; and (b) Allowance of a Claim against any member of Fruit of the Loom in the Reorganization Cases shall neither constitute a deemed allowance of that Claim against FTL Cayman in the Cayman Proceeding nor shall it confer upon the holder thereof standing to assert a Claim against FTL Cayman in the Cayman Proceeding except to the extent that such standing would otherwise exist under Cayman Islands law in the absence of the substantive consolidation of FTL Cayman with the other Consolidating Debtors pursuant to the Plan.

                  7.1.3 Plan as Motion for Approval of Substantive Consolidation
                        Provided for Herein

         The filing of the Plan shall constitute a motion for an order of the Bankruptcy Court approving, and the Confirmation Order shall constitute Bankruptcy Court's approval of, the substantive consolidation of the Estates of the Consolidating Debtors as and to the extent set forth in this Section 7.1.

         7.2      TREATMENT OF INTERCOMPANY CLAIMS

         Consistent with the substantive consolidation of the Consolidating Debtors and to the extent necessary to avoid adverse tax consequences to the Consolidated Estate and Reorganized Fruit of the Loom, but subject to the final sentence of this section, (a) certain intercompany Claims between members of Fruit of the Loom may, at the option of Fruit of the Loom, be contributed by one member of Fruit of the Loom to one or more other members of Fruit of the Loom prior to substantive consolidation pursuant to Section 7.1.1; and (b) all intercompany Claims not so contributed shall be extinguished and no distribution shall be made under the Plan with respect to any such Claim. Claims of any member of Fruit of the Loom against any Nondebtor Affiliates and Claims of Nondebtor Affiliates against any member of Fruit of the Loom shall be set off against each other in accordance with Bankruptcy Code section 553 and any applicable nonbankruptcy law. If, after giving effect to such setoff, a Nondebtor Affiliate has any remaining intercompany Claim against any member of Fruit of the Loom, that Claim shall be contributed by or on account of the Nondebtor Affiliate to the appropriate member of Fruit of the Loom. If, after giving effect to such setoff, a member of Fruit of the Loom has any remaining intercompany Claim against any Nondebtor Affiliate, that Claim shall remain outstanding and be unaffected by confirmation of the Plan. Notwithstanding anything herein, however, there will be no treatment of intercompany Claims or any other intercompany obligations that is inconsistent with or would violate the APA or the APA Schedule.

         7.3      SALE OF FRUIT OF THE LOOM'S APPAREL BUSINESS TO THE PURCHASER

                  7.3.1 Sale of the Apparel Business

         Entry of the Confirmation Order shall constitute the Court's approval of the APA and the transactions to be entered into, and actions to be taken, thereunder pursuant to Bankruptcy Code sections 363, 1123, and 1129. The Sellers shall sell the Apparel Business to the Purchaser in accordance with the APA. The Adjusted Apparel Business Sale Proceeds resulting therefrom, along with the Liquidation Proceeds, shall be used by the Plan Entities to fund all Distributions to be made under the Plan.

                  7.3.2 Creation of Newco

         Pursuant to APA section 1.03, there will be formed, prior to the Closing, a single-member Delaware limited liability company ("Newco") to which Union Underwear shall transfer all of its Apparel Business assets (other than any equity interests in the Directly Transferred Subsidiaries), as those assets shall exist on the Closing Date, that are owned, leased, or held by Union Underwear on the Closing Date prior to the consummation of the transactions contemplated by the APA. Newco will be a Delaware limited liability company wholly owned by Union Underwear. Under the APA, Newco will be a Directly Transferred Subsidiary and 100% of its membership interests shall be transferred to the Purchaser pursuant to APA section 1.01(a)(i).

         7.4      OBLIGATIONS UNDER THE PLAN

         On and after the Effective Date, the Plan Entities will perform the obligations of Fruit of the Loom under the Plan. On and after the Effective Date, Reorganized Fruit of the Loom will have no obligations under the Plan other than those specifically set forth in the APA and in Sections 3.1.2 and 7.15.

         7.5      CONTINUATION OF BUSINESS

         On and after the Effective Date, Reorganized Fruit of the Loom shall continue to engage in business.

         7.6      CHARTER AND BYLAWS

         The Amended Bylaws and Amended Certificates of Incorporation shall be filed as part of the Plan Supplement and shall contain (a) such provisions as are necessary to satisfy the provisions of the Plan, and (b) to the extent necessary, provisions to prohibit the issuance of nonvoting equity securities (other than any warrants) as required by Bankruptcy Code section 1123(a)(6), all subject to the limitations of the APA and to further amendment thereof after the Effective Date as permitted by applicable law.

         7.7 TREATMENT OF EXISTING EQUITY INTERESTS AND ISSUANCE OF NEW COMMON STOCK

                  7.7.1 General Provisions Relating to Cancellation of Existing
                        Equity Interests

         On, or one Business Day after if so required by the APA, the Effective Date, all existing Equity Interests other than Equity Interests in FTL Cayman, Union Underwear, the Liquidating Debtors, and FTL Inc. shall, without any further action, be canceled, annulled, and extinguished and any certificates representing such canceled, annulled, and extinguished Equity Interests shall be null and void. Although Equity Interests in FTL Cayman will not be extinguished, FTL Cayman will be dissolved pursuant to a dissolution proceeding provided for in the Scheme of Arrangement and will thereafter cease to exist as a corporate entity. Equity Interests in Union Underwear and FTL Inc. shall be treated as set forth in Sections 7.7.2 and 7.8, respectively. Equity Interests in Liquidating Debtors shall be treated as set forth in Sections 7.22 and 7.25.

                  7.7.2 Union Underwear and the Transferred Subsidiaries

         On the Effective Date, New Common Stock of each of the Transferred Subsidiaries that is a Debtor will be issued. The New Common Stock of the Directly Transferred Subsidiaries that are Debtors will be issued to Union Underwear, which will at the Closing transfer such New Common Stock to the Purchaser. New Common Stock of each of the Indirectly Transferred Subsidiaries that is a Debtor will be issued to the Purchaser or one of the Directly or Indirectly Transferred Subsidiaries, as designated by the Purchaser. As soon as practicable after the completion of the foregoing, but no earlier than one Business Day after the Effective Date, all Equity Interests in Union Underwear will be cancelled.

         7.8      TREATMENT OF FTL INC.

         Notwithstanding anything in the Plan to the contrary, the assets and liabilities of, and Equity Interests in, FTL Inc. shall be treated as follows:
All assets of FTL Inc. other than (a) its equity interests in NWI, (b) its rights, claims or interests under the Illinois Insurance Policies and the AIG cost cap policy and related insurance policies, and (c) its assets that are part of the Apparel Business will be deemed foreclosed on by the Prepetition Secured Lenders one Business Day after the Effective Date and immediately contributed by them to FOL Liquidation Trust as a part of the settlements embodied in the Plan. On or before the Effective Date, FTL Inc. shall execute such documents as may be necessary to effectuate the assignment of its equity interests in NWI to NWI Successor. The stock of FTL Inc. will be cancelled not sooner than one Business Day after the Effective Date and new stock will vest in NWI Successor.

         7.9      BOARDS OF DIRECTORS OF REORGANIZED FRUIT OF THE LOOM

         On the Effective Date, the existing board of directors of each member of Fruit of the Loom shall be deemed to have resigned. Purchaser shall designate the initial board of directors for each of the Reorganized Fruit of the Loom entities and Newco.

         7.10 OPERATIONS OF FRUIT OF THE LOOM BETWEEN THE CONFIRMATION DATE AND THE EFFECTIVE DATE

         Fruit of the Loom shall continue to operate as Debtors in Possession during the period from the Confirmation Date through and until the Effective Date.

         7.11     EXCLUSIVITY PERIOD

         Subject to further order of the Court, Fruit of the Loom shall, pursuant to Bankruptcy Code section 1121, retain the exclusive right to amend the Plan (subject to the receipt of any necessary Consents as set forth in Section 15.2) and solicit acceptances thereof until the Effective Date (or until the date on which the Effective Date cannot occur pursuant to Section 12.4).

         7.12     REVESTING OF ASSETS

         Pursuant to Bankruptcy Code section 1141(b), the assets and property of the Consolidated Estate and of Fruit of the Loom shall vest or revest, such that: (a) on the Effective

Date, all such assets and property that are to be transferred as the Apparel Business to the Purchaser under the APA shall vest or revest in Reorganized Fruit of the Loom and, as applicable, shall be transferred to the Purchaser or Newco in accordance with the APA; (b) on the Effective Date, all assets and property that are to be retained or acquired by Reorganized Fruit of the Loom under the APA shall vest or revest in Reorganized Fruit of the Loom and shall be retained or acquired by Reorganized Fruit of the Loom in accordance with the APA; and (c) one Business Day after the Effective Date, the Non-Core Assets shall be transferred to the applicable Plan Entities. The assets and property of FTL Cayman that are to be transferred to the Purchaser under the APA shall be transferred to the Purchaser in accordance with the APA, and one Business Day thereafter, the remaining assets and property of FTL Cayman shall be treated in the manner set forth in the Scheme of Arrangement. The assets and liabilities of FTL Inc. shall be treated as set forth in Section 7.8. In accordance with the APA, all assets and property used in, of, or related to the Apparel Business, as that property exists on the Effective Date, if then owned, leased, or held by any Fruit of the Loom member that is not part of Reorganized Fruit of the Loom immediately before the Closing, shall on the Effective Date be vested in and become owned, leased, or held by the Purchaser or a Reorganized Fruit of the Loom member, as the Purchaser directs. As of the Effective Date, all assets and property of Fruit of the Loom and Reorganized Fruit of the Loom, and all assets and property dealt with by the Plan, shall be free and clear of all Claims, Liens, and interests except (i) in the case of Reorganized Fruit of the Loom, for "Permitted Liens" (as defined in the APA), or (ii) in the case of any other Entity, as otherwise specifically provided in the Plan or in the Confirmation Order. Any property of any Nondebtor Affiliates, and any Claims and Liens against any Nondebtor Affiliates or their respective properties shall not be affected or impaired by the operation of the Plan, the Confirmation Order, or otherwise except as specifically provided herein.

         7.13     CREDITORS' COMMITTEE

         As of the Effective Date, the duties of the Creditors' Committee shall terminate, except with respect to (a) any requests for modification of the Plan,
(b) any appeal of orders entered in the Reorganization Cases, (c) with respect to steps necessary to dismiss Committee Avoidance Action with prejudice, and (d) with respect to any applications for interim or final award of compensation and reimbursement of expenses to the members of the Creditors' Committee, professionals retained by the Creditors' Committee in the Reorganization Cases, and any other professionals retained in the Reorganization Cases.

         7.14     EFFECTUATING DOCUMENTS; FURTHER TRANSACTIONS

         The Chairman of the Board of Directors, the President, the Chief Operating Officer, the Chief Executive Officer, the Chief Administrative Officer, the Chief Financial Officer, and any other appropriate officer of each of the members of Fruit of the Loom or Reorganized Fruit of the Loom and each of the Plan Entities, as the case may be, shall be, and hereby are, authorized and directed to execute, deliver, file, and record such contracts, instruments, releases, indentures, certificates, and other agreements or documents, and take such actions as they may deem to be reasonably necessary or appropriate, to effectuate and further evidence the terms and conditions of the Plan without the need for further action by the boards of directors or stockholders of any member of Fruit of the Loom or Reorganized Fruit of the Loom; provided, however, that nothing in the foregoing authorizes any act or inaction that is inconsistent with or would violate the APA and that officers and other employees or representatives of the Plan Entities shall act only in accordance with the provisions of the applicable Liquidation Agent Agreement or Unsecured Creditors Trust Agreement. The Secretary or Assistant Secretary of Fruit of the Loom or Reorganized Fruit of the Loom, or any appropriate agent of any Plan Entity authorized to do so by the applicable Plan Entity (as the case may be) shall be authorized to certify or attest to any of the foregoing, if necessary.

         7.15     ASSUMPTION OF OBLIGATIONS UNDER THE PLAN

         On the Effective Date, the obligations to make the Distributions required by the Plan shall be assumed, as applicable, by the Plan Entities and FTL Cayman, all of which shall have the liability for, and obligation to make, all Distributions of Cash and other property to be issued or distributed under the Plan or under the Scheme of Arrangement and to perform other obligations under the Plan or under the Scheme of Arrangement, in each case as set forth in the Scheme of Arrangement, the applicable Liquidation Agent Agreement, or the Unsecured Creditors Trust Agreement. FOL Liquidation Trust shall also assume the obligation to pay any reasonable and necessary expenses of Fruit of the Loom in consummating the Plan and in performing its duties set forth in the Plan except with respect to obligations under the Plan that are to be assumed and performed by the Purchaser or Reorganized Fruit of the Loom in accordance with the APA or by the Unsecured Creditors Trust or the NWI Liquidation Agents. The Purchaser and Reorganized Fruit of the Loom shall have the liability for and obligation to satisfy the obligations of the Apparel Business that the Purchaser or Reorganized Fruit of the Loom assumes in accordance with the APA, but only those obligations. Notwithstanding Section 3.1.2, Reorganized Fruit of the Loom shall not assume any non-current liabilities relating to the Apparel Business of a nature required by "GAAP" (for the purposes of this Section only, as defined in the APA) to be accrued, disclosed or reserved against in the Quarterly Financial Statements (as defined in the APA) other than those non-current liabilities identified (by category, not amount) in section 1.03(c)(iv) of the APA.

         7.16     DISTRIBUTIONS UNDER THE PLAN

         On the Initial Distribution Date or as soon thereafter as is reasonably practicable, each of the Plan Entities shall make, or shall make adequate reserve for, the Distributions required to be made under the Plan. All Distributions reserved pursuant to this Section shall be held by the foregoing entities in trust for the benefit of the holders of Claims entitled to receive those Distributions. Each entity holding Distributions reserved under the Plan shall place the Distributions in one segregated account for each Class with respect to which those Distributions are reserved hereunder.

         7.17     CLAIMS AGAINST FARLEY AND THE FARLEY CLAIMS

                  7.17.1 Settlement of Claims Against Farley by FOL Liquidation
                         Trust

         For a period commencing on the Effective Date and continuing until 60 days after the Effective Date (the "Farley Settlement Period"), FOL Liquidation Trust, with the approval of the FOL Liquidation Trust Advisory Committee, shall have the authority to consummate a settlement with Farley, without further approval or order of the Court, provided that such settlement falls within the following settlement parameters (the "Farley Settlement"): (a) Farley shall pay, on the settlement consummation date, $10 million in Cash; (b) Farley shall agree to pay, on or before a date to be agreed upon by the parties, $2 million in Cash plus interest from and after that date (the "New Farley Note Obligations"); (c) Farley shall agree to repay all draws made in connection with a presently outstanding letter of credit, and any replacements and substitutions for such letter of credit, in the approximate amount of $2.2 million, together with letter of credit fees (the "Farley Reimbursement Obligations"), and the Farley Lenders agree that letter of credit shall be extended for a time period to be agreed upon by the Farley Lenders; (d) the New Farley Note Obligations and the Farley Reimbursement Obligations shall be secured by collateral acceptable to FOL Liquidation Trust and to the Farley Lenders (the "Farley Collateral"); (e) Farley shall release Fruit of the Loom, Reorganized Fruit of the Loom, the Plan Entities, and the Farley Lenders from any and all claims and dismiss all litigation against Fruit of the Loom, such release to be in form and substance acceptable to FOL Liquidation Trust and the Farley Lenders; provided, however, that upon consummation of the Farley Settlement (and only then), Farley shall then be entitled, mutatis mutandis, to the benefits (and any limitations thereon) provided to persons who were directors of Fruit of the Loom prior to the Petition Date and set forth in Sections 10.1, 11.4, 14.2, and 14.5; and (f) Fruit of the Loom shall release Farley from all claims arising out of or related to the repayment of obligations owed by Farley to the Farley Lenders under the Farley Credit Agreement, and the Farley Lenders shall covenant not to sue Farley in connection with the loans made by them to Farley, and each shall dismiss related litigation against Farley, except for the obligations of Farley arising out of the settlement agreement.

                  7.17.2 Assignment of Certain Claims Against Farley to FOL
                         Liquidation Trust

         On the Effective Date, all Avoidance Actions against Farley and all other Causes of Action of Fruit of the Loom against Farley (other than the UCT Claims) shall vest in FOL Liquidation Trust; the UCT Claims against Farley shall vest in the Unsecured Creditors Trust. Also on the Effective Date, the Farley Lenders shall be deemed to have assigned to FOL Liquidation Trust their Claims against Farley arising out of the Farley Credit Agreement (without making any representations or warranties and without recourse) and their interests in any property of Farley securing the loans made to him under the Farley Credit Agreement; provided, however, that the claims so assigned shall not include the Claims of the Farley Lenders under the Farley Guaranty, which claims are part of the Prepetition Secured Creditor Claims that are Allowed by Section 5.4.1.

                  7.17.3 Resolution of Disputed Farley Claims

         From and after the Effective Date, FOL Liquidation Trust will be responsible for the resolution of the Farley Claims which are Disputed, even if such Claims are Class 4A Claims; provided, however, that FOL Liquidation Trust and the Unsecured Creditors Trust, by mutual agreement, may assign to the Unsecured Creditors Trust the resolution of any Disputed Farley Claims which are Class 4A Claims. FOL Liquidation Trust will consult with the Unsecured Creditor Trust regarding the allowance or disallowance of any Farley Claim that is a Class 4A

Claim and will not consent or agree to the Allowance of any Farley Claim that is a Class 4A Claim without the prior consent of the Unsecured Creditors Trust which consent shall not be unreasonably withheld. If a Farley Claim, or any portion thereof, is Allowed as a Class 4A Claim and the Unsecured Creditors Trust determines that the Plan and attendant documents require that it make a distribution to Farley on account of the Farley Claim, then FOL Liquidation Trust shall distribute to the Unsecured Creditors Trust a portion of the Farley Gross-up Reserve in an amount equal to 5.42 cents per $1.00 of the Allowed Farley Claim, up to the maximum amount available in the Farley Gross-Up Reserve. When (a) all Farley Claims have been either (i) Allowed or Disallowed by Final Order, or (ii) released or withdrawn, and (b) all amounts payable to the Unsecured Creditors Trust on account of the Allowed Farley Claims have been made in accordance with the preceding sentence of this Section, then the remaining balance of the Farley Gross-up Reserve shall be distributed by FOL Liquidating Trust as follows: to the holders of the Allowed Class 2 Claims (as a part of the Base Distributions) and to Purchaser on a pro rata basis commensurate with the source of the funds remaining in the Farley Gross-up Reserve.

                  7.17.4 Treatment of Farley Collateral by FOL Liquidation
                         Trust; Amendment of Plan Relating to Farley Settlement

         FOL Liquidation Trust shall also have the authority to release or subordinate its Liens upon assets that presently secure Farley's obligations to Fruit of the Loom, but only in connection with transactions whereby the net Cash proceeds generated therefrom will remain subject to the Liens of FOL Liquidation Trust. Notwithstanding any other provision of this Section 7.17, Fruit of the Loom has the right, without further solicitation (but subject to obtaining the consent thereto of the Farley Lenders, such consent not to be unreasonably withheld), to amend the Plan at any time before the conclusion of the Confirmation Hearing, to delete the authority granted to consummate the Farley Settlement without further Court approval, if Fruit of the Loom determines that such deletion will aid confirmation of the Plan.

                  7.17.5 Settlement of Other Farley Matters

         Pursuant to the above-described settlement proposal, if it is implemented, the three adversary proceedings involving Fruit of the Loom and Farley will also be dismissed with prejudice. Farley will release all claims to the Rabbi Trust and its assets and will also dismiss with prejudice the Remedies Proceeding and an adversary proceeding pending with respect to the Rabbi Trust. With respect to the Artwork Litigation, Farley and FOL Liquidation Trust will exchange certain disputed artwork.

         7.18     SUBSTANTIAL CONSUMMATION

         Substantial consummation of the Plan under Bankruptcy Code section 1101(2) shall be deemed to occur on the Effective Date.

         7.19     PRESERVATION OF CERTAIN CAUSES OF ACTION AND DEFENSES

         Except as set forth in Section 14.4 or otherwise provided in the Plan or the APA and except for any Claims, rights, and Causes of Action that become the property of Reorganized Fruit of the Loom, in accordance with Bankruptcy Code section 1123(b), the Plan Entities, in their capacity as representatives of the Estates of Fruit of the Loom appointed pursuant to Bankruptcy Code section 1123(b)(3)(B), shall retain and may enforce all Claims, rights, and

Causes of Action that are property of Fruit of the Loom and its Estates, and the Plan Entities shall retain and enforce all defenses and counterclaims to all Claims asserted against Fruit of the Loom or any member thereof, including setoff, recoupment, and any rights under Bankruptcy Code section 502(d) (collectively, the "Excluded Claims and Defenses"). Subject to Section 14.4, the Plan Entities may pursue, or otherwise assert in any manner, any of the Excluded Claims and Defenses as appropriate and in accordance with their best interests, as determined by each of them. Notwithstanding anything herein to the contrary, however, only the Creditors' Committee or (on and after the Effective Date) the Unsecured Creditors Trust may file, prosecute, or settle or otherwise resolve the Creditors' Committee Action.

         7.20     CANCELLATION OF EXISTING SECURITIES

         Except as otherwise provided in the Plan, one Business Day after the Effective Date: (a) all existing securities, equity interests, notes, bonds, indentures, and other instruments or documents evidencing or creating any indebtedness, equity interest, or obligation of any member of Fruit of the Loom (except such notes or other instruments evidencing indebtedness or obligations of any member of Fruit of the Loom that are (i) reinstated under the Plan, (ii) unaffected by the Plan, or (iii) obligations of any member of Fruit of the Loom under an executory contract or unexpired lease that is assumed in the Plan or otherwise) shall, if not extinguished and cancelled by another provision of the Plan, be extinguished and canceled, provided, however, that the Senior Notes and the 8 7/8% Notes shall remain valid solely to the extent necessary to establish ownership for purposes of the Distributions provided for under this Plan, and the Indentures and the 8 7/8% Notes indenture will remain valid and in effect solely to the extent necessary for the respective trustees thereunder to facilitate the making of Distributions under the Plan; and (b) the obligations of members of Fruit of the Loom under any existing agreements, indentures, or certificates of designation governing any securities, equity interests, notes, bonds, indentures, and other instruments or documents evidencing or creating any indebtedness, equity interest, or obligation of the members of Fruit of the Loom (except notes or other instruments evidencing indebtedness or obligations of the members of Fruit of the Loom of the kind described in clause (a)(i) and (ii) of this Section 7.20), as the case may be, shall, if not discharged by another provision of the Plan, be discharged; provided, however, that notwithstanding any such cancellation, provisions of the Indentures and the 8 7/8% Notes indenture governing the relationships of the respective Indenture Trustees and the 8 7/8% Notes Trustee and their respective noteholders, including those provisions relating to distributions, the rights of the Indenture Trustees and the 8 7/8% Notes Trustee to certain payments and (to the extent applicable) indemnity from the applicable noteholders, and liens on property to be distributed to any noteholders to secure the payment of the fees and expenses of the Indenture Trustees and the 8 7/8% Notes Trustee shall not be affected by confirmation of the Plan; and provided further, that nothing in the preceding proviso shall create, or shall be construed as creating, (a) any lien in favor of Indenture Trustees or the 8 7/8% Notes Trustee on any property to be transferred to Newco, the Purchaser, or Reorganized Fruit of the Loom under the Plan, or (b) any claim in favor of Indenture Trustees or the 8 7/8% Notes Trustee against Newco, the Purchaser, or Reorganized Fruit of the Loom.

         7.21     SCHEME OF ARRANGEMENT

         The terms of the Plan (with respect to FTL Cayman only and not with respect to any other member of Fruit of the Loom) will be incorporated into the Scheme of Arrangement.

         7.22     TREATMENT OF NWI AND NWI CLAIMS

         Notwithstanding anything to the contrary contained in the Plan, NWI and its properties, and all NWI Claims and Equity Interests in NWI shall be treated as provided in this Section 7.22.

                  7.22.1 Property of NWI

         On and after the Effective Date, the real property of NWI shall be operated (and may, if appropriate, be liquidated) by the Custodial Trust in the manner set forth in the EPA Settlement Agreement. All other property of NWI shall be managed (and may, if appropriate, be liquidated) by NWI Successor, with the net proceeds of any such liquidation to be distributed on account of Class 4B Claims in the order and as set forth in this Section 7.22.

                  7.22.2 Cancellation of Equity Interests in NWI

         One Business Day after the Effective Date, all Equity Interests in NWI shall automatically be cancelled and extinguished without the need for any further action by the Court or any Entity.

                  7.22.3 NWI Successor

         NWI Successor will implement the EPA Settlement Agreement by receiving and distributing the assets held by it as set forth therein to provide funding to the Custodial Trust and the making of Distributions to holders of NWI Claims. Assets of NWI Successor shall be held in trust for this purpose and may not be used for any purpose other than as expressly provided in the EPA Settlement Agreement. Beneficial interests in NWI Successor shall be held by the Governmental Parties, the Custodial Trust, and holders of Allowed NWI Claims in accordance with their respective interests as set forth in the EPA Settlement Agreement. NWI Successor shall succeed only to the obligations, rights, and benefits of NWI and FTL Inc. that are contemplated in the EPA Settlement Agreement.

                  7.22.4 The Custodial Trust

         The Custodial Trust will own the Seven Properties, carry out administrative functions related to the Seven Properties as set forth in the EPA Settlement Agreement, manage and/or fund implementation of response actions selected and approved by the Governmental Parties with respect to the facilities located on the Seven Properties in order to facilitate response action at those facilities, and ultimately sell the Seven Properties, if possible. The Custodial Trust will be funded as specified in the EPA Settlement Agreement. Contributions and accretions to the Custodial Trust shall include: (a) the Seven Properties and proceeds of any lease, sale, or other disposition thereof, (b) payments from NWI Successor of amounts received by NWI Successor and payable to the Custodial Trust under the terms of the EPA Settlement Agreement, and (c) any interest earned on funds held by the Custodial Trust.

                  7.22.5 Treatment of NWI Claims

         For voting purposes, each NWI Claim shall be placed into a subclass of the Class into which the Claim would have been placed had it been asserted as a Claim against the Consolidated Estate. The Claims of the Prepetition Secured Creditors against NWI are secured by Liens on all of the assets of NWI and are Allowed in the amounts indicated on Schedule 1. The Prepetition Secured Creditors have waived the right to assert their status as Secured Creditors of NWI but have not waived their Unsecured Deficiency Claims against NWI. Holders of NWI Claims other than parties to the EPA Settlement Agreement shall have no rights against NWI Successor or the Custodial Trust other than as set forth herein.

         (a) The Governmental Parties will be granted an Administrative Expense Claim against FTL Inc. that will be Allowed in the amount of $4,450,000, subject to reduction as set forth in the EPA Settlement Agreement (the "Allowed NWI Administrative Expense Claim"). The Governmental Parties' respective rights to the Allowed NWI Administrative Expense Claim shall be strictly in accordance with the terms of the EPA Settlement Agreement. FTL Inc. shall pay the sum of the Allowed Administrative Expense Claim to NWI Successor, except for $50,000 thereof, which shall be paid to the Custodial Trustee in accordance with the EPA Settlement Agreement.

         (b) In addition to the Allowed NWI Administrative Expense Claim, the Governmental Parties shall have Allowed Unsecured NWI Claims in the amounts set forth in the EPA Settlement Agreement.

         (c) NWI Successor shall deposit all of the first $25,000,000 from the net proceeds of the preferred stock of True Specialty Corp. to the "Trust Accounts" described in the EPA Settlement Agreement. With respect to any amounts over $25,000,000 received by NWI Successor, the first $4,450,000 will be distributed to FOL Liquidation Trust for Distribution, on a pro-rata basis, to the holders of Allowed Prepetition Secured Creditor Claims against NWI (the "NWI Reimbursement Amount"); thereafter, 50% will be distributed to the holders of Allowed Class 4B Claims; 25% will be distributed to the Trust Accounts; and 25% will be distributed to the "Velsicol Environmental Trust Fund" (as defined in the EPA Settlement Agreement). The payments set forth herein shall be in full satisfaction, settlement, release and discharge of, and in exchange for, all NWI Claims. Fruit of the Loom cannot predict the Distributions, if any, that Class 4B will receive under the Plan.

         (d) NWI Successor shall not be required to file objections to Class 4B Claims unless and until the NWI Successor determines that there are likely to be assets available for distribution to holders of Allowed Class 4B Claims, and the time to bring such objections shall not be deemed to expire prior to that date.

         (e) Claims for indemnification or contribution against FTL Inc. or NWI which would have been Class 4B Claims if liquidated on or before the Effective Date, which become liquidated after the Effective Date shall be treated as Class 4B Claims.

                  7.22.6 Effect of Failure to Obtain Necessary Approvals to EPA
                         Settlement

         Notwithstanding anything herein to the contrary, if, as of the Effective Date, the EPA Settlement has not received Bankruptcy Court or other necessary approvals, if any, of the Governmental Parties or other parties, then
(a) as to all provisions of the Plan applicable to the Consolidated Estate and to the sale of the Apparel Business to the Purchaser pursuant to the APA, the Plan shall be effective as of the Effective Date and shall be binding on all Entities as of the Confirmation Date, and (b) the Effective Date of the Plan as to all provisions of the Plan applicable to NWI and the NWI Claims (the "NWI Effective Date") shall occur on the date on which the last necessary approval of the EPA Settlement is obtained. Subject to the foregoing sentence, unless and until the NWI Effective Date occurs, neither FTL Inc. nor any other Entity shall have any obligation to make the $4.45 million payment established in the EPA Settlement Agreement (the "NWI Successor Funding Payment"), but shall reserve the full amount thereof.

         7.23     FOL LIQUIDATION TRUST AND THE UNSECURED CREDITORS TRUST

                  7.23.1 FOL Liquidation Trust

         On the Effective Date, the FOL Liquidation Trust shall be established pursuant to Liquidation Agent Agreement, for the purpose of liquidating the Non-Core Assets (other than property of NWI, the insurance assets, rights, and claims retained by FTL Inc., and the UCT Claims), resolving all disputed Administrative, Priority, Other Secured, Farley and Class 5 Claims, and distributing the Distributions to be made under the Plan to the holders of Allowed Claims (or in the case of (x) Allowed Class 4A Claims, to the Unsecured Creditors Trust and (y) Allowed Class 4C Claims, to the 8 7/8% Notes Trustee) in accordance with the terms of the Plan. The beneficiaries of the FOL Liquidation Trust shall be the holders of Allowed Class 2 Claims, the 8 7/8% Notes Trustee on behalf of holders of Allowed Class 4C Claims, and the Unsecured Creditors Trust on behalf of holders of Allowed Class 4A Claims. On the Effective Date, by operation of the Plan, each holder of an Allowed Class 2 Claim shall (a) become a beneficiary of the FOL Liquidation Trust, (b) be bound by the Liquidation Agent Agreement applicable to FOL Liquidation Trust, and (c) receive an uncertificated beneficial interest in 92.5% of the beneficial interests of the FOL Liquidation Trust, in proportion to its pro rata share of Allowed Class 2 Claims. On the Effective Date, by operation of the Plan, the Unsecured Creditors Trust shall (i) become a beneficiary of FOL Liquidation Trust, (ii) be bound by the Liquidation Agent Agreement applicable to FOL Liquidation Trust, and (iii) receive an uncertificated 190/445 of a 7.5% beneficial interest in FOL Liquidation Trust. On the Effective Date, by operation of the Plan, the 8 7/8% Notes Trustee shall (i) become a beneficiary of FOL Liquidation Trust, (ii) be bound by the Liquidation Agent Agreement applicable to FOL Liquidation Trust, and (iii) receive an uncertificated 255/445 of a 7.5% beneficial interest in FOL Liquidation Trust.

         The trustee of the FOL Liquidation Trust shall be designated by the Prepetition Secured Creditors on or before the Confirmation Date. If the Prepetition Secured Creditors fail to designate a trustee on or before the Confirmation Date, then Fruit of the Loom shall designate the trustee on the Confirmation Date. The trustee shall be the exclusive trustee of the assets of the FOL Liquidation Trust for purposes of 31 U.S.C. ss. 3713(b) and 26 U.S.C. ss. 6012(b)(3), as well as the representative of the Consolidated Estate appointed pursuant to Section 1123(b)(3)(B) of the Bankruptcy Code. The powers, rights, and responsibilities of the trustee shall be specified in the Liquidation Agent Agreement applicable to FOL Liquidation Trust and shall include the authority and responsibility to: (a) receive, manage, invest, supervise, and protect trust assets; (b) pay taxes or other obligations incurred by the trust; (c) retain and compensate, without further order of the Bankruptcy Court, the services of professionals to advise and assist in the administration, prosecution and distribution of trust assets;
(d) calculate and implement distributions of trust assets; (e) prosecute, compromise, and settle, in accordance with the specific terms of that agreement, all Disputed Administrative, Priority, Other Secured, Farley, and Class 5 Claims and all claims and Causes of Action vested in FOL Liquidation Trust; and (f) pay Professional Fees of professionals retained in the Reorganization Cases and allowed pursuant to any order of the Court, whether such Professional Fees were incurred before or after the Effective Date. Other rights and duties of the trustee and the beneficiaries shall be set forth in the Liquidation Agent Agreement applicable to FOL Liquidation Trust. All Non-Core Assets (except for property expressly vested in a different Plan Agent or retained by FTL Inc. under the Plan) shall, as of one Business Day after the Effective Date, be transferred to FOL Liquidation Trust. FOL Liquidation Trust shall liquidate the Non-Core Assets in accordance with the provisions of the applicable Liquidation Agent Agreement and shall distribute the FTL Liquidation Proceeds received by it to the Prepetition Secured Creditors and the Unsecured Creditors Trust and the 8 7/8% Notes Trustee as provided herein.

                  7.23.2 The Unsecured Creditors Trust

         There shall be established, pursuant to the Unsecured Creditors Trust Agreement, the Unsecured Creditors Trust. The beneficiaries of the Unsecured Creditors Trust shall be the holders of Allowed Claims in Class 4A. On the Effective Date, each holder of an Allowed Unsecured Claim in Class 4A shall, by operation of the Plan, (i) become a beneficiary of the Unsecured Creditors Trust, (ii) be bound by the Unsecured Creditors Trust Agreement, and (iii) receive an uncertificated beneficial interest in the Unsecured Creditors Trust in proportion to its pro rata share of Allowed Class 4A Claims.

         The trustee of the Unsecured Creditors Trust shall be designated by the Creditors' Committee on or before the Confirmation Date. If the Creditors' Committee fails to designate a trustee on or before the Confirmation Date, Fruit of the Loom shall designate a trustee on the Confirmation Date. The trustee shall be the exclusive trustee of the assets of the Unsecured Creditors Trust for purposes of 31 U.S.C. ss. 3713(b) and 26 U.S.C. ss. 6012(b)(3), as well as the representative of the Consolidated Estate appointed pursuant to Bankruptcy Code section 1123(b)(3)(B). The powers, rights, duties, and responsibilities of the trustee shall be specified in the Unsecured Creditors Trust Agreement and shall include the authority and responsibility to: (a) receive, manage, invest, supervise, and protect trust assets; (b) pay taxes or other obligations incurred by the trust; (c) retain and compensate, without further order of the Bankruptcy Court, the services of professionals to advise and assist in the administration, prosecution, and distribution of trust assets; (d) calculate and implement distributions of trust assets; and (e) prosecute, compromise, and settle, in accordance with the terms of the Unsecured Creditors Trust Agreement, Disputed Class 4A Claims, and all claims and Causes of Action vested in the Unsecured Creditors Trust. Other rights and duties of the trustee and the beneficiaries shall be as set forth in the Unsecured Creditors Trust Agreement. The following property shall be transferred to the Unsecured Creditors Trust: (a) beneficial interests in FOL




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

Liquidation Trust to permit it to make the Distributions provided for in Section 5.6.2, and (b) the UCT Claims (and any proceeds thereof or recoveries therefrom). The Unsecured Creditors Trust shall have standing to prosecute, compromise and settle the UCT Claims.

                  7.23.3 Advisory Committee to FOL Liquidation Trust

         On or before the Effective Date, there shall be formed an advisory committee to oversee the activities of FOL Liquidation Trust (the "FOL Liquidation Trust Advisory Committee"). This committee shall consist of not less than three nor more than five members to be appointed by the Bank Steering Committee and the Noteholders Steering Committee. FOL Liquidation Trust shall make regular reports to the FOL Liquidation Trust Advisory Committee and carry out that committee's instructions with respect to the liquidation of the Non-Core Assets, objections to Claims (other than Class 4 Unsecured Claims and NWI Claims), and such other matters as may be set forth in the Liquidation Agent Agreement applicable to FOL Liquidation Trust. If, as of the Confirmation Date, the Bank Steering Committee and the Noteholders Steering Committee have not appointed at least three members of the FOL Liquidation Trust Advisory Committee, until at least three members are so appointed, FOL Liquidation Trust may carry out its duties under the Plan in accordance with its terms and the terms of the applicable Liquidation Agent Agreement without consulting with or taking instructions from the FOL Liquidation Trust Advisory Committee. The FOL Liquidation Trust Advisory Committee may employ, without further order of the Court, professionals to assist it in carrying out its functions, and may compensate and reimburse the expenses of these professionals without further order of the Court.

                  7.23.4 Advisory Committee to Unsecured Creditors Trust

         On or before the Effective Date, there shall be formed an advisory committee to oversee the activities of the Unsecured Creditors Trust (the "Unsecured Creditors Trust Advisory Committee"). This committee shall consist of not less than three nor more than five members to be appointed by the Creditors' Committee. The Unsecured Creditors Trust shall make regular reports to the Unsecured Creditors Trust Advisory Committee and carry out that committee's instructions with respect to the making of Distributions to holders of Allowed Unsecured Claims, objections to Class 4A Claims, and such other matters as may be set forth in the Unsecured Creditors Trust Agreement. If, as of the Confirmation Date, the Creditors' Committee has not appointed at least three members of the Unsecured Creditors Trust Advisory Committee, until at least three members are so appointed, the Unsecured Creditors Trust may carry out its duties under the Plan in accordance with its terms and the terms of the Unsecured Creditors Trust Agreement without consulting with or taking instructions from the Unsecured Creditors Trust Advisory Committee. The Unsecured Creditors Trust Advisory Committee may employ, without further order of the Court, professionals to assist it in carrying out its duties, including any professionals retained in these Reorganization Cases, and may compensate and reimburse the expenses of these professionals without further order of the Court; provided, however, that any such compensation and reimbursement may be made only out of the funds Distributed to the Unsecured Creditors Trust pursuant to the Plan.


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

                  7.23.5 Funding of the FOL Liquidation Trust and the Unsecured Creditors Trust

         On, or as soon as practicable after, the Effective Date, a lump sum aggregate amount of $5,405,000, to fund the initial operations of the FOL Liquidation Trust and the Unsecured Creditors Trust, shall be deducted from the proceeds of the sale of the Apparel Business by Fruit of the Loom and delivered in the amount of $2,700,000 to the FOL Liquidation Trust and $2,705,000 to the Unsecured Creditors Trust. Any additional funding needs of the FOL Liquidation Trust and the Unsecured Creditors Trust shall be met by the use (in accordance with the applicable Plan Entity Agreement) of Cash or other property (or the proceeds thereof) to be distributed to them hereunder. Distributions to the Unsecured Creditors Trust and the 8 7/8% Notes Trustee on account of their respective beneficial interest in the FOL Liquidation Trust shall be made by the FOL Liquidation Trust concurrently with any Distributions made to the Prepetition Secured Creditors.

         7.24     THE PLAN ENTITIES

                  7.24.1 Rights and Powers of the Plan Entities

         Subject to and to the extent set forth in Section 7.23 and any other applicable provision of the Plan, the Confirmation Order, any applicable Plan Entity Agreement, or other agreement (or any other order of the Court entered pursuant to or in furtherance hereof), the Plan Entities shall be empowered to
(i) effect all actions and execute all agreements, instruments and other documents necessary to implement the Plan, (ii) make Distributions contemplated hereby, (iii) establish and administer any necessary Disputed Reserves with respect to Disputed Claims, (iv) comply herewith and with its obligations hereunder, (v) object to Claims, and resolve such objections as set forth in
Section 9.2, (v) employ professionals to represent it with respect to its responsibilities, and (vi) exercise such other powers as may be vested in each of them or as deemed by each of them to be necessary and proper to implement the provisions thereof. The Liquidation Agents shall be empowered to liquidate property as required to make Distributions contemplated hereby. Each Plan Entity shall be a "representative of the estate" under Bankruptcy Code section 1123(b)(3)(B).

                  7.24.2 Fees and Expenses of the Plan Entities

         Except as otherwise ordered by the Court or specifically provided for in the Plan, the amount of any fees and expenses incurred by any Plan Entity on or after the Effective Date (including, without limitation, taxes) and any compensation and expense reimbursement claims (including, without limitation, reasonable fees and expenses of counsel) of the Plan Entities arising out of the liquidation of the Non-Core Assets, the Liquidating Debtors, and NWI, the making of Distributions under the Plan, and the performance of any other duties given to them shall be paid in accordance with the applicable Liquidation Agent Agreements (or, in the case of the Unsecured Creditors Trust, the Unsecured Creditors Trust Agreement). Without limiting the generality of the foregoing, the Plan Entities may employ, without further order of the Court, professionals to assist them in carrying out their duties hereunder and may pay professional fees without further order of the Court; provided, however, that any such payment may be made only out of funds or the proceeds of other property distributed to the Plan Entities pursuant to the Plan and shall be subject to
Section 14.5.4.

                  7.24.3 Reports to Be Filed by the Plan Entities

         Each Plan Entity shall file with the Court (and provide to any other party entitled to receive any such report pursuant to the applicable Liquidation Agent Agreement) quarterly reports regarding the liquidation or other administration of property subject to its ownership or control pursuant to the Plan, Distributions made by it, and other matters required to be included in such report.

                  7.24.4 Expenses of the Plan Entities

         The Plan Entities may employ, without further order of the Court, professionals to assist it in carrying out its duties hereunder and may compensate and reimburse the expenses of those professionals without further order of the Court; provided, however, that any such compensation and reimbursement may be made only out of funds distributed to the Plan Entities pursuant to the Plan.

         7.25     LIQUIDATION OF THE LIQUIDATING DEBTORS

         (a) Provided that the actions set forth in subsection (b) of this
Section 7.25 have been consummated, all Liquidating Debtors shall be deemed to have been liquidated as of one Business Day after the Effective Date and all Equity Interests in any Liquidating Debtor shall automatically be canceled and extinguished as of one Business Day after the Effective Date without the need for any further action by the Court or any Entity. The Liquidating Debtors other than NWI are part of the Consolidated Estate pursuant to Section 7.1 and all Allowed Claims against them shall be satisfied by the making of Distributions under the Plan to the holders thereof. Without limiting the generality of any applicable provision of Section XIV, all Claims against any member of Fruit of the Loom that is not a Liquidating Debtor and that arise out of or are in any way based on or related to any Claim asserted against any Liquidating Debtor shall be discharged and released to the fullest extent provided for in Sections XIV and XV.

         (b) Following, but within one Business Day after, the Effective Date, each Liquidating Debtor shall assign, transfer, and distribute any remaining assets, properties, or interests held or owned by each Liquidating Debtor to Union Underwear, FOL Liquidation Trust, or NWI Successor or the Custodial Trust, as applicable.

         (c) Provided that the actions set forth in subsection (b) of this
Section 7.25 have been consummated, following (but no earlier than one Business Day after) the Effective Date, each of the Liquidating Debtors shall: (i) file its certificate of dissolution, together with all other necessary corporate documents, to effect its dissolution under the applicable laws of its state of incorporation; (ii) transfer and assign to the Purchaser (if the Purchaser consents) or the appropriate Liquidation Agent full title to, and the Purchaser (if the Purchaser consents) and each Liquidation Agent shall be authorized to take possession of, all of the books and records of each Liquidating Debtor; and
(iii) subject to any applicable provisions of the APA, complete and file within 180 days after the Effective Date (or such longer period as may be authorized by the Court) its final federal, state, and local tax returns, and pursuant to 11 U.S.C. ss. 505(b), request an expedited determination of any unpaid tax liability of such Liquidating Debtor or its estate for any tax incurred during the administration of such Liquidating Debtor's bankruptcy case, as determined under applicable tax laws. Such actions shall be taken by each Liquidating Debtor as soon as practical following the Effective Date upon its completion of the actions required by the Plan. The filing by each Liquidating Debtor of its certificate of dissolution shall be authorized and approved in all respects without further action under applicable law, regulation, order or rule, including, without express or implied limitation, any action by the stockholders or the board of directors of each such Liquidating Debtor. For purposes of this section, books and records include computer generated or computer maintained books and records and computer data, as well as electronically generated or maintained books and records or data, along with books and records of any Liquidating Debtor maintained by or in the possession of third parties, wherever located.

         7.26     ADEQUATE PROTECTION PAYMENTS PRIOR TO THE EFFECTIVE DATE

         Fruit of the Loom shall continue to make Adequate Protection Payments and payments of professional fees pursuant to the Adequate Protection Order for the period up to (but not including) the Effective Date, as of which date the obligation to make Adequate Protection Payments and payments in respect of professional fees on behalf of the Prepetition Secured Creditors shall terminate. No Adequate Protection Payments or payment of such professional fees shall be due from Fruit of the Loom or any of the Plan Entities on or after the Effective Date except as specifically set forth in this section. The Purchaser, Newco, and Reorganized Fruit of the Loom shall in no event be liable for the making of any Adequate Protection Payments or the payment of such professional fees. If all Adequate Protection Payments and reimbursements of professional fees required to be paid under the Adequate Protection Order or hereunder have not already been paid on the day immediately prior to the Effective Date, the amount not paid shall be added to the Secured Creditor Payment to be made by FOL Liquidation Trust pursuant to Section 5.4.1 hereof.

         7.27     EMPLOYEE RETENTION AND EXECUTIVE SEVERANCE PROGRAM

         Except with respect to the satisfaction of severance payment obligations to Fruit of the Loom employees (other than the Designated Executives), which shall be assumed by the Purchaser in accordance with the APA, Fruit of the Loom or FOL Liquidation Trust shall pay all amounts due under the Retention Program and the Executive Severance Program, and all Emergence Bonuses. If these amounts are not to be paid before the Effective Date, Fruit of the Loom shall segregate on the Effective Date, hold in trust, and transfer to the FOL Liquidation Trust, all amounts it is obligated to pay pursuant to this
Section 7.27. None of the Purchaser, Newco, or Reorganized Fruit of the Loom shall be obligated to make any payments that are the obligation of Fruit of the Loom or FOL Liquidation Trust hereunder. The list of Designated Executives and the amounts of the severance and related payments to be made to them will be included in the Plan Supplement.



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

                                  SECTION VIII
                          DISTRIBUTIONS UNDER THE PLAN

     8.1  TIMING OF DISTRIBUTIONS

     Any Distribution that is not made on the Effective Date or on any other date specified herein because the Claim that would have been entitled to receive that Distribution is not an Allowed Claim on such date shall be held by the applicable Plan Entity in a Disputed Reserve pursuant to Section 8.6 and distributed on the first Quarterly Distribution Date after the Claim is Allowed. No interest shall accrue or be paid on the unpaid amount of any Distribution paid on a Quarterly Distribution Date in accordance with this Section. If any payment or act under the Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, but shall be deemed to have been completed as of the required date.

     8.2  RECORD DATE FOR DISTRIBUTIONS

     Except as otherwise provided in a Final Order of the Court, the transferees of Claims that are transferred pursuant to Bankruptcy Rule 3001 on or prior to the Record Date will be treated as the holders of those Claims for all purposes, notwithstanding that any period provided by Bankruptcy Rule 3001 for objecting to the transfer may not have expired by the Record Date. Fruit of the Loom and each of the Plan Entities, the Prepetition Agent, the Prepetition Collateral Agent, the Farley Agent, the Synthetic Lease Agent, the 8 7/8% Notes Trustee, and the Indenture Trustees (and their respective agents and services) shall have no obligation to recognize any transfer of any Claim occurring after the Record Date. In making any Distribution with respect to any Claim, each of the foregoing Entities shall be entitled instead to recognize and deal for all purposes hereunder only with the Entity who is listed on the proof of Claim filed with respect thereto or on Fruit of the Loom's Schedules as the holder thereof as of the close of business on the Record Date and upon such other evidence or record of transfer or assignment known by such Persons as of the Record Date.

     8.3  DELIVERY OF DISTRIBUTIONS

          8.3.1 General Provisions; Undeliverable Distributions

     Subject to Bankruptcy Rule 9010 and except as otherwise provided herein, Distributions to holders of Allowed Claims shall be made by the Plan Entities at
(a) the address of each holder as set forth in the Schedules filed with the Court unless superseded by the address set forth on proofs of Claim filed by such holder, or (b) the last known address of such holder if no proof of Claim is filed or if the Debtors have been notified in writing of a change of address; provided, however, that with respect to Distributions of Cash or any other property (i) to the members of Class 2, the Distributions shall be made to (W) the Prepetition Agent, (X) the Farley Agent, (Y) each Indenture Trustee acting as such with respect to the applicable Senior Notes, and (Z) the Synthetic Lease Agent; (b) to the holders of the 8 7/8% Notes, Distributions shall be made to the 8 7/8% Notes Trustee; (c) to the Governmental Parties that are holders of NWI Claims, Distributions shall be made to the Custodial Trust; and (d) to the holders of Allowed Unsecured Claims in Class 4A, Distributions shall be made to the Unsecured Creditors Trust for

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

redistribution to those holders. If any Distribution is returned as undeliverable, any Entity authorized to make Distributions hereunder may, in its discretion, make such efforts to determine the current address of the holder of the Claim with respect to which the Distribution was made as that Entity deems appropriate, but no Distribution to any holder shall be made unless and until that Entity has determined the then-current address of the holder, at which time the Distribution to such holder shall be made to the holder without interest. Amounts in respect of any undeliverable Distributions made through or by any Entity authorized to make Distributions hereunder shall be returned to, and held in trust by, that Entity until the Distributions are claimed or are deemed to be unclaimed property under Bankruptcy Code section 347(b) as set forth below in this Section. Any Entity making Distributions hereunder shall have the discretion to determine how to make those Distributions in the most efficient and cost-effective manner possible; provided, however, that its discretion may not be exercised in a manner inconsistent with any express requirements of the Plan, any contract or other agreement governing that Entity's actions, or the Bankruptcy Code or any law made applicable to the Plan thereby.

          8.3.2 Undeliverable Distributions as Unclaimed Property

     Except with respect to property not distributed because it is being held in a Disputed Reserve, Distributions that are not claimed by the expiration of one year from the Effective Date shall be deemed to be unclaimed property under Bankruptcy Code section 347(b) and shall vest or revest in the applicable Plan Entity, and the Claims with respect to which those Distributions are made shall be automatically canceled and extinguished by the applicable Plan Entity. After the expiration of that one-year period, the claim of any Entity to those Distributions shall be discharged and forever barred. Nothing contained in the Plan shall require Fruit of the Loom, any Plan Entity, or any other Entity making Distributions under the Plan to attempt to locate any holder of an Allowed Claim. All funds or other property that vests or revests in a Plan Entity pursuant to this Section shall be distributed by that Entity to the other creditors of the Class of which the creditor to whom the Distribution was originally made is a member in accordance with the provisions of the Plan applicable to Distributions to that Class.

          8.3.3 Minimum Distributions

     Notwithstanding anything herein to the contrary, if a Distribution to be made to a holder of an Allowed Claim on or after the Effective Date or any subsequent date for Distributions would be $10.00 or less in the aggregate, no such distribution will be made to that holder unless a request therefor is made in writing to the applicable Plan Entity no later than twenty (20) days after the Effective Date. Any unclaimed Distributions hereunder shall be treated as unclaimed property under Bankruptcy Code section 347 and retained by the respective Plan Entity for distribution pursuant to the terms of the Plan.

          8.3.4 Abandonment of Certain Property by the Plan Entities

     Each Plan Entity may abandon in any commercially reasonable manner (including abandonment or donation to a charitable organization of the respective Plan Entity's choice) any property that the Plan Entity reasonably concludes is of no benefit to its respective distributees and beneficiaries or that it reasonably determines, at the conclusion of distributions or dissolution of the Plan Entity, to be too impractical to distribute.

     8.4  MANNER OF CASH PAYMENTS UNDER THE PLAN

     Cash payments made pursuant to the Plan shall be in United States dollars by checks drawn on a domestic bank selected by the applicable Plan Entity making the payment or by wire transfer from a domestic bank, at the option of the applicable Plan Entity.

     8.5  TIME BAR TO CASH PAYMENTS BY CHECK

     Checks issued by any Plan Entity on account of Allowed Claims shall be null and void if not negotiated within 90 days after the date of issuance thereof. Requests for the reissuance of any check that becomes null and void pursuant to this Section 8.5 shall be made directly to the issuer thereof by the holder of the Allowed Claim to whom the check was originally issued. Any claim in respect of such a voided check shall be made in writing on or before the later of the first anniversary of the Effective Date or the first anniversary of the date on which the Claim at issue became an Allowed Claim. After that date, all Claims in respect of void checks shall be discharged and forever barred and the proceeds of those checks shall revest in and become the property of the Entity that issued the check as unclaimed property in accordance with Bankruptcy Code section 347(b).

     8.6  DISPUTED RESERVES

     On the Initial Distribution Date (or on any earlier date on which Distributions for any particular Class of Claims are made pursuant to the Plan), and after making all Distributions required to be made on any such date under the Plan, each Plan Entity shall, to the extent required by the Plan, establish a separate Disputed Reserve for each of the Classes, each of which Disputed Reserves shall be administered by the Plan Entity that establishes it. The Plan Entities, as applicable, shall reserve the Ratable Proportion of all Cash or other property allocated for Distribution on account of each Disputed Claim based upon the asserted amount of each such Disputed Claim, or such amount as may be agreed to by the holder of the Claim and the Plan Entity or Fruit of the Loom, as applicable, or as may otherwise be determined by order of the Court. All Cash or other property allocable to the relevant Class hereunder shall be distributed by each Plan Entity to the relevant Disputed Reserve on the Initial Distribution Date (or such earlier date on which Distributions for any particular Class of Claims are made pursuant to the Plan). To the extent that the property placed in a Disputed Reserve consists of Cash, that Cash shall be deposited in an interest-bearing account. Each Disputed Reserve shall be closed and extinguished by the applicable Plan Entity that establishes it when all Distributions and other dispositions of Cash or other property required to be made hereunder have been made in accordance with the terms of the Plan. Upon closure of a Disputed Reserve, all Cash (including any Cash Investment Yield) or other property held in that Disputed Reserve shall revest in and become the property of the Plan Entity that established it. All funds or other property that vest or revest in a Plan Entity pursuant to this Section shall be (a) used to pay the fees and expenses of the Plan Entity as and to the extent set forth in the applicable Plan Entity Agreement, and (b) thereafter distributed by that Entity to the creditors of the Class in accordance with the provisions of the Plan applicable to Distributions to that Class.

     8.7  LIMITATIONS ON FUNDING OF DISPUTED RESERVES

     Except as expressly set forth in the Plan, neither Fruit of the Loom nor any Plan Entity shall have any duty to fund the Disputed Reserves. Reorganized Fruit of the Loom shall have no duty hereunder or otherwise to fund the Disputed Reserves.

     8.8  TAX REQUIREMENTS FOR INCOME GENERATED BY DISPUTED RESERVES

     The Plan Entities shall pay, or cause to be paid, out of the funds held in a particular Disputed Reserve, any tax imposed by any federal, state, or local taxing authority on the income generated by the funds or property held in the Disputed Reserve. The Plan Entities shall file, or cause to be filed, any tax or information return related to a Disputed Reserve that is required by any federal, state, or local taxing authority.

     8.9  ESTIMATION OF CLAIMS

     Fruit of the Loom or any of the Plan Entities may, at any time, request that the Court estimate any contingent or unliquidated Claim on which any of them is or may be liable under the Plan (including any Claim for taxes) to the extent permitted by Bankruptcy Code section 502(c) regardless of whether Fruit of the Loom or any Plan Entity has previously objected to the Claim or whether the Court has ruled on any such objection, and the Court will retain jurisdiction to estimate any Claim at any time during litigation concerning any objection to any Claim, including during the pendency of any appeal relating to any such objection. If the Court estimates any contingent or unliquidated Claim, that estimated amount shall constitute either the Allowed amount of such Claim or a maximum limitation on the Claim, as determined by the Court. If the estimated amount constitutes a maximum limitation on the Claim, Fruit of the Loom or the Plan Entities may elect to pursue supplemental proceedings to object to the ultimate allowance of the Claim. All of the aforementioned Claims objection, estimation, and resolution procedures are cumulative and not exclusive of one another. Claims may be estimated and subsequently compromised, settled, withdrawn, or resolved by any mechanism approved by the Court.

     8.10 DISTRIBUTIONS AFTER EFFECTIVE DATE

     Distributions made after the Effective Date to holders of Claims that are not Allowed Claims as of the Effective Date but that later become Allowed Claims shall be deemed to have been made on the Effective Date or, if no Distribution with respect to such Claim is required to be made on the Effective Date, such other date as may be applicable to the Distribution.

     8.11 NO PAYMENTS OF FRACTIONAL CENTS

     Notwithstanding any other provision of the Plan to the contrary, no payment of fractional cents shall be made pursuant to the Plan. Whenever any payment of a fraction of a cent under the Plan would otherwise be required, the actual Distribution made shall reflect a rounding of such fraction to the nearest whole penny (up or down), with halfpennies or less being rounded down and fractions in excess of half of a penny being rounded up.

     8.12 INTEREST ON CLAIMS

     Except as specifically provided for in the Plan or the Confirmation Order, interest shall not accrue on Claims and no holder of a Claim shall be entitled to interest accruing on or after the Petition Date on any Claim. Interest shall not accrue or be paid on any Disputed Claim in respect of the period from the Petition Date to the date a final Distribution is made thereon if and after that Disputed Claim becomes an Allowed Claim. Except as expressly provided herein or in a Final Order of the Court, no prepetition Claim shall be Allowed to the extent that it is for postpetition interest or other similar charges.

     8.13 NO DISTRIBUTION IN EXCESS OF ALLOWED AMOUNT OF CLAIM

     Notwithstanding anything to the contrary contained in the Plan, no holder of an Allowed Claim shall receive in respect of that Claim any Distribution (of a value set forth herein or in the Disclosure Statement or determined (as of the Effective Date) by a Final Order of the Court) in excess of the Allowed amount of that Claim.

     8.14 ORDINARY COURSE LIABILITIES

     Holders of Claims described in Section 3.1.2 shall not be required to file any request for payment of such Claims and will receive payment as described in
Section 3.1.2.

     8.15 SETOFF AND RECOUPMENT

     Except as otherwise provided in the Plan, Fruit of the Loom and the Plan Entities (as the case may be) may, but shall not be required to, set off against, or recoup from, any Claim and the Distributions to be made pursuant to the Plan in respect thereof, any claims or defenses of any nature whatsoever that Fruit of the Loom or the Plan Entities may have against the holder of the Claim, but neither the failure to do so nor the allowance of any Claim under the Plan shall constitute a waiver or release by Fruit of the Loom or any Plan Entity of any right of setoff or recoupment that any of them may have against the holder of any Claim.

     8.16 PAYMENT OF TAXES ON DISTRIBUTIONS RECEIVED PURSUANT TO THE PLAN

     All Entities that receive Distributions under the Plan shall be responsible for reporting and paying, as applicable, taxes on account of their Distributions; provided, however, that (a) the Indenture Trustees and the 8 7/8% Notes Trustee, which are acting as mere conduits for the Distributions made under the Plan to the holders of the Senior Notes and the 8 7/8% Notes, respectively, and (b) the Prepetition Agent, the Farley Bank Agent, and the Synthetic Lease Agent, which are acting as mere conduits for the Distributions made under the Plan to the holders of the Prepetition Bank Lender Claims, shall not liable for the payment of any taxes payable in respect of Distributions to be made under the Plan. Each of the Indenture Trustees and the 8 7/8% Notes Trustee are authorized to make such withholdings as may be required by law in connection with their delivery of Distributions to the respective holders of the Senior Notes and the 8 7/8% Notes; and each of the Prepetition Agent, the Farley Bank Agent and the Synthetic Lease Agent are authorized to make such withholdings as may be required by law in connection with their delivery of Distributions to the respective holders of the Prepetition Bank Lender Claims.

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     8.17 SURRENDER OF SENIOR NOTES AND 8 7/8% NOTES

          8.17.1 General Requirement of Surrender

     As a condition precedent to receiving any Distribution pursuant to the Plan from FOL Liquidation Trust on account of any of the Senior Notes, the holder of the applicable note shall deliver it to the applicable Indenture Trustee, as the case may be, pursuant to a letter of transmittal (each one, a "Letter of Transmittal") furnished by Fruit of the Loom or FOL Liquidation Trust (as the case may be) either directly or through the applicable Indenture Trustee. Each Letter of Transmittal (the form of which shall be contained in the Plan Supplement) shall be accompanied by instructions for the proper completion, execution, and delivery thereof and shall specify that delivery of any Senior Note will be effected, and the risk of loss and title thereto will pass, only upon the proper delivery of that Note and the Letter of Transmittal in accordance with those instructions. Each Letter of Transmittal shall include, among other provisions, customary provisions with respect to the authority of the holder of the applicable Senior Note to act and the authenticity of any signatures required on the Letter of Transmittal. Each surrendered Senior Note shall be marked as cancelled and delivered to the applicable Indenture Trustee; provided, however, that the cancellation of the Senior Notes shall not affect any rights of the Indenture Trustees assertable against any Senior Noteholder pursuant to the Indentures, including with respect to the amounts described in
Section 8.17.3 below.

          8.17.2 Lost, Stolen, Mutilated, or Destroyed Notes

     In addition to any requirements imposed by any applicable indenture, any holder of an Allowed Claim evidenced by a Senior Note that has been lost, stolen, mutilated, or destroyed shall, in lieu of surrendering such note, deliver to the applicable Indenture Trustee, (i) an affidavit of loss and indemnity or such other evidence reasonably satisfactory to the applicable Indenture Trustee, as the case may be, of the loss, theft, mutilation, or destruction; and (ii) such security or indemnity as may reasonably be required by the applicable Indenture Trustee, to hold it and its agents harmless from any damages, liabilities, or costs incurred in treating such Entity as the holder of the note. Upon compliance with this paragraph by a holder of a Claim evidenced by a Senior Note, that holder shall, for all purposes of this Plan, be deemed to have surrendered such note in accordance with the provisions of this Section 8.17.

          8.17.3 Termination of Indentures

     The Indentures and the indenture for the 8 7/8% Notes shall terminate as of the Effective Date except as necessary to administer the rights, Claims, Liens, and interests of the Indenture Trustees or the 8 7/8% Notes Trustee, as applicable, and except that the Indentures and the indenture for the 8?% Notes shall continue in effect to the extent necessary to allow the applicable Indenture Trustees and the 8 7/8% Notes Trustee, as the case may be, to receive Distributions pursuant to the Plan and to redistribute them under the applicable Indenture or the indenture for the 8 7/8% Notes, as the case may be. Each of the Indenture Trustees and the 8 7/8% Notes Trustee shall be relieved of all further duties and responsibilities related to the applicable Indentures and the indenture for the 8 7/8% Notes, except with respect to the payments required to be made to the applicable Indenture Trustees or the 8 7/8% Notes Trustee, as the case may be, under the Plan or with respect to such other rights of the Indenture Trustees or the 8 7/8% Notes

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Trustee, as the case may be, that, pursuant to the terms of the applicable
Indenture or the indenture for the 8 7/8% Notes, as the case may be, survive the termination of the Indentures and the indenture for the 8 7/8% Notes. Termination of the Indentures and the indenture for the 8 7/8% Notes shall not impair the rights of the Indenture Trustees or the 8 7/8% Notes Trustee, as the case may be, to enforce their charging liens, created in law or pursuant to the applicable Indenture or the indenture for the 8 7/8% Notes, against property that would otherwise be distributed to holders of the 7% Debentures, 6 1/2% Notes, 7 3/8% Debentures or the 8 7/8% Notes, as the case may be. Subsequent to the performance by an applicable Indenture Trustee or the 8 7/8% Notes Trustee of its obligations pursuant to the Plan, the applicable Indenture Trustee or 8 7/8% Notes Trustee, and its agents, shall be relieved of all further duties and responsibilities related to the applicable Indenture or the indenture for the 8 7/8% Notes.

     8.18 PAYMENT OF INDENTURE TRUSTEE AND AGENT FEES

     On the Effective Date, the Prepetition Collateral Agent shall distribute from the Russell Hosiery Collateral Proceeds funds to pay all accrued and unpaid fees and expenses of the Indenture Trustees and the Prepetition Agent, the Farley Agent, and the Synthetic Lease Agent and the Prepetition Collateral Agent that are payable by Fruit of the Loom under the applicable Indenture or any other applicable prepetition agreement (collectively, the "Indenture Trustee and Agent Fees"). The Bank Steering Committee and the Noteholders Steering Committee shall, at least one Business Day before the Effective Date, provide to Fruit of the Loom and the Creditors' Committee the amount of the Trustee and Agent Fees and the method(s) used to calculate them. To the extent that the amount of the Russell Hosiery Collateral Proceeds are insufficient to pay the aggregate Indenture Trustee and Agent Fees, then the Prepetition Collateral Agent shall make a pro rata distribution of such funds in respect of the Indenture Trustee and Agent Fees. If, on the Effective Date, Fruit of the Loom or the Prepetition Collateral Agent has not paid all of the Indenture Trustee and Agent Fees from the Russell Hosiery Collateral Proceeds, or if the amount of the Russell Hosiery Collateral Proceeds is insufficient to pay in full the Indenture Trustee and Agent Fees, the amount of those fees not paid as of that date shall be added to the Secured Creditor Payment to be made by FOL Liquidation Trust pursuant to
Section 5.4.1 hereof. The Purchaser, Newco, and Reorganized Fruit of the Loom shall in no event be liable for the payment of any Indenture Trustee and Agent Fees.

                                   SECTION IX
                                 DISPUTED CLAIMS

     9.1  OBJECTION DEADLINE

     Except as the NWI Claims, which shall be governed by Section 7.22.5, as soon as practicable, but in no event later than six months after the Effective Date unless otherwise ordered by the Court, objections to Claims shall be filed with the Court and served upon the holders of each Claim to which an objection is made.

     9.2  PROSECUTION OF OBJECTIONS AFTER THE EFFECTIVE DATE

     On and after the Effective Date, except as to applications for allowances of Professional Fees or as otherwise ordered by the Court, responsibility for the filing, litigation, settlement, or

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withdrawal of all objections to Claims, including pending objections, shall be undertaken as follows: (i) as to Claims against FTL Cayman filed solely in the Cayman Proceeding, by the JPLs; (ii) as to NWI Claims, by the Custodial Trust and NWI Successor, as applicable; (iii) as to Class 4A Unsecured Claims against the Consolidated Estate and FTL Inc., by the Unsecured Creditors Trust; and (iv) as to all other Claims, by FOL Liquidation Trust. Prior to the Effective Date, the filing, litigation, settlement, or withdrawal of all objections to all Claims shall be the responsibility of Fruit of the Loom. Nothing herein is intended to, or shall, modify or limit the statutory duties, rights, and powers of the JPLs under Cayman Islands law.

     9.3  NO DISTRIBUTIONS PENDING ALLOWANCE

     Notwithstanding any other provision hereof, if any portion of a Claim is a Disputed Claim, no payment or Distribution provided hereunder shall be made on account of the portion of the Claim that is Disputed unless and until the Disputed portion of the Claim is Allowed.

     9.4  WITHHOLDING OF ALLOCATED DISTRIBUTIONS

     Each Plan Entity shall, as necessary, withhold from the property to be distributed on the Initial Distribution Date (or such earlier date on which Distributions for any particular Class of Claims are made) under the Plan an amount sufficient to be distributed on account of Disputed Claims, which amount shall be deposited in the applicable Disputed Reserve.

     9.5  DISTRIBUTIONS WHEN A DISPUTED CLAIM BECOMES AN ALLOWED CLAIM

     Distributions to each holder of a Disputed Claim, to the extent that the Disputed Claim ultimately becomes an Allowed Claim (and to the extent that the holder of the Disputed Claim has not received prior Distributions on account of that Claim), shall be made in accordance with the provisions of the Plan governing the Class of Claims in which the Claim is classified. On each Quarterly Distribution Date, each applicable Plan Entity shall make Ratable Proportion Distributions (or other Distributions in accordance with the provisions of the Plan) of Cash or other property reserved for any Disputed Claim that has become an Allowed Claim during the preceding quarterly period to the holder of such Allowed Claim, but only to the extent that the holder of any such Claim has not received prior distributions on account thereof

                                   SECTION X
                                SECURITIES CLAIMS

     10.1 RELEASE BY FRUIT OF THE LOOM OF ITS DIRECTORS, OFFICERS, AND EMPLOYEES FROM ALL CLASS ACTION CLAIMS

     Subject to Section 14.5.2, on the Effective Date, Fruit of the Loom shall be deemed to have released its present and former directors, officers, and employees other than Farley (except as provided in Section 7.17) from any and all Class Action Claims that are property of Fruit of the Loom or any member thereof, the Consolidated Estate, or the Estate of NWI (including derivative claims and claims that Fruit of the Loom or any member thereof otherwise has legal authority to assert, compromise, or settle in connection with the Reorganization Cases), and any and all such released Class Action Claims shall be deemed waived and extinguished as of the

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Effective Date. Nothing in the Plan will, or will be deemed to, (a) satisfy, release, or discharge the Class Action Claims asserted by the plaintiffs in the Securities Class Actions against any defendants in the Securities Class Actions that are not Debtors, or (b) enjoin the prosecution of the Class Action Claims against non-Debtor defendants in accordance with applicable non-Bankruptcy Law.

     10.2 RELEASE AND DISCHARGE OF ALL SECURITIES CLAIMS AGAINST FRUIT OF THE
LOOM

     In accordance with their classification and treatment as Class 6 Creditors' Securities Fraud Claims or Class 9 Other Equity Interests and pursuant to Bankruptcy Code section 510(b), all Securities Claims against Fruit of the Loom or any member thereof, whether held by the Securities Class Action Plaintiffs, the holders of any of the Senior Notes or the 8 7/8% Notes (including any Entity acting as a trustee or other agent with respect thereto), or any other Entity, will be discharged on the Effective Date, and Fruit of the Loom and Reorganized Fruit of the Loom will be released from all such Claims to the fullest extent permitted by Bankruptcy Code section 1141, which discharge and release will be effective and binding on the effective Date.

                                   SECTION XI
                             EXECUTORY CONTRACTS AND
                         UNEXPIRED LEASES UNDER THE PLAN

     11.1 GENERAL TREATMENT

     [This section has been intentionally omitted.]

     11.2 GENERAL TREATMENT; THE ASSUMPTION AND ASSIGNMENT SCHEDULE

     Except as otherwise provided herein or pursuant to a Final Order of the Court, (a) effective as of the Effective Date, (i) all executory contracts and unexpired leases of any Debtor that are listed on Section 1.09 of the APA Schedule and specifically listed on the Assumption and Assignment Schedule as executory contracts and unexpired leases to be assumed and assigned hereunder shall be deemed to be assumed by the Debtor that is a party thereto and assigned to (as applicable) the Purchaser, Newco, or Reorganized Fruit of the Loom, and
(ii) all executory contracts and unexpired leases of NWI (and of FTL Inc. to the extent they relate in any manner to NWI) that are expressly set forth in the EPA Settlement Agreement as executory contracts and unexpired leases that are to be assumed and assigned shall be deemed to be assumed by NWI or FTL Inc., as applicable, and assigned to NWI Successor; and (b) effective as of the Petition Date, all other executory contracts and unexpired leases of Fruit of the Loom, except for any executory contracts and unexpired leases dealt with by a Final Order of the Court entered on or before the Effective Date or that are the subject of a motion to reject, assume, or assume and assign that is pending before the Court on the Effective Date, shall be deemed to be rejected. The Confirmation Order shall constitute an order of the Court approving all such assumptions and assignments and rejections pursuant to Bankruptcy Code section
365. With the consent of the Purchaser, Fruit of the Loom may at any time on or before the Confirmation Date amend the Assumption and Assignment Schedule to delete therefrom or add thereto any executory contract or unexpired lease, in which event such executory contract or unexpired lease shall be deemed to be rejected or assumed and assigned, as the case may be.

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Fruit of the Loom shall provide notice of any amendments to the Assumption and
Assignment Schedule to the parties to the executory contracts or unexpired leases affected thereby, counsel to the Creditors' Committee, the Purchaser, and parties who have requested notice pursuant to Bankruptcy Rule 2002. The fact that any contract or lease is listed on the Assumption and Assignment Schedule shall not constitute or be construed to constitute an admission that the contract or lease is an executory contract or unexpired lease within the meaning of Bankruptcy Code section 365 or 502 or that Fruit of the Loom or any successor in interest (including Reorganized Fruit of the Loom), Newco, the Purchaser, or any Plan Entity has any liability thereunder. Fruit of the Loom, and not Reorganized Fruit of the Loom, shall be responsible for paying on or prior to the Closing under the APA any Cure costs associated with the assumption and assignment of any executory contract or unexpired lease assumed and assigned to the Purchaser, Newco, or Reorganized Fruit of the Loom, whether pursuant to the Plan or pursuant to any other order of the Court. Each assumed (and, as applicable, assigned) executory contract and unexpired lease of Fruit of the Loom that relates to the use or occupancy of real property shall include (i) all modifications, amendments, supplements, restatements, or other agreements made directly or indirectly by any agreement, instrument, or other document that in any manner affects such executory contract or unexpired lease, and (ii) all executory contracts or unexpired leases appurtenant to the premises, including all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, powers, uses, usufructs, reciprocal easement agreements, vaults, tunnel or bridge agreements, or franchises, and any other interests in real estate or rights in rem related to such premises.

     11.3 CONTRACTS AND LEASES ASSUMED DURING THE PENDENCY OF THE REORGANIZATION CASES

     All executory contracts and unexpired leases assumed during the pendency of the Reorganization Cases and listed on the Schedule of Already Assumed Obligations in the APA Schedule or assumed in accordance with Section 1.09 of the APA shall be assigned to the Purchaser, Newco, or Reorganized Fruit of the Loom, as applicable, and the Confirmation Order shall provide for such assignment and find and conclude, and order, that Purchaser's undertaking to perform thereunder (together with Berkshire's guarantee of Purchaser's obligation) shall constitute "adequate assurance of future performance," as required by Bankruptcy Code section 365(f)(2)(B).

     11.4 PAYMENTS RELATED TO ASSUMPTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

     Any monetary amounts by which each executory contract and unexpired lease to be assumed under the Plan may be in default shall be satisfied by Cure pursuant to Bankruptcy Code section 365(b)( 1). If there is a dispute regarding
(a) the nature or the amount of any Cure, (b) the ability of Fruit of the Loom, Reorganized Fruit of the Loom, or any Liquidation Agent (and, as applicable, any assignee thereof) to provide "adequate assurance of future performance" (within the meaning of Bankruptcy Code section 365) under the contract or lease to be assumed, or (c) any other matter pertaining to assumption or assignment, Cure shall occur following the entry of a Final Order resolving the dispute and shall be made in accordance with the applicable Final Order.

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     11.5 BAR DATE FOR REJECTION DAMAGES

     If the rejection by Fruit of the Loom, pursuant to the Plan and not pursuant to a prior order of the Court, of an executory contract or unexpired lease results in a Claim, that Claim shall be discharged and barred forever and shall not be enforceable against Fruit of the Loom, any Plan Entity, or any of their respective properties unless a proof of Claim or proof of Administrative Expense Claim is filed with the clerk of the Court and served upon counsel to Fruit of the Loom within thirty days after the Confirmation Date, and in all events shall be discharged and barred forever. In no event shall any such Claim be enforceable against Reorganized Fruit of the Loom, the Purchaser, or Newco.

     11.6 COMPENSATION AND BENEFIT PROGRAMS

     Except as to NWI and except for the (i) Fruit of the Loom, Inc. Supplemental Executive Retirement Plan, dated January 1, 1995, (ii) Fruit of the Loom, Inc. Senior Executive Officer Deferred Compensation Trust, dated March 17, 1997, by and between FTL Inc. and Wachovia, as trustee, and (iii) Fruit of the Loom, Inc. Senior Executive Officer Deferred Compensation Plan, dated March 17, 1997, or as otherwise provided in Sections 11.2 and 11.3 of the Plan, all "Benefit Plans" as defined in the APA shall be treated as executory contracts under the Plan and shall be assumed pursuant to sections 365(a) and 1123(b)(2) of the Bankruptcy Code by operation of the Plan and assigned to (as necessary) the Purchaser, Newco, or one or more of the members of Reorganized Fruit of the Loom.

     11.7 RETIREE BENEFITS

     Payments, if any, due to any Entity for the purpose of providing or reimbursing payments for retired employees and their spouses and dependents for medical, surgical, or hospital care benefits, or benefits in the event of sickness, accident, disability, or death under any plan, fund, or program (through the purchase of insurance or otherwise) maintained or established in whole or in part by Fruit of the Loom prior to the Petition Date shall be continued for the duration of the period Fruit of the Loom is obligated to provide those benefits. To the extent necessary to effectuate the foregoing, any plan or program that is a "Benefit Plan" as defined in the APA and pursuant to which such benefits are provided shall be treated as an executory contract under the Plan and shall be assumed pursuant to sections 365(a) and 1123(b)(2) of the Bankruptcy Code by operation of the Plan and assigned to (as necessary) the Purchaser, Newco, or one or more of the members of Reorganized Fruit of the Loom. The appropriate Liquidation Agent shall pay or provide for payment of any amounts payable pursuant to a plan or program that is not a "Benefit Plan" (as defined in the APA) that is required to be paid under Section 1129(a)(13) of the Bankruptcy Code.

     11.8 SYNTHETIC LEASE

     Pursuant to the settlement reached with the Synthetic Lease Lenders that is embodied herein, for purposes of Distributions under the Plan and the Scheme of Arrangement, the Synthetic Lease is receiving the Distributions it would receive if it were a financing transaction, not a true lease. In the absence of this settlement, if the Synthetic Lease were treated as a true lease, a cash payment of not less than $87 million would have to be made to the Synthetic Lease

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Lenders in order to assume the Synthetic Lease. The Distributions to the
Synthetic Lease Lenders as the Holder of an Allowed Class 2 Claim shall be payment of consideration for settling all disputes over the treatment of the Synthetic Lease and the rights to Distributions of the Synthetic Lease Lenders, and shall constitute neither an admission that the Synthetic Lease is a financing transaction nor a Distribution on account of the Synthetic Lease as a financing transaction.

                                  SECTION XII
                      CONDITIONS PRECEDENT TO CONFIRMATION
                       OF THE PLAN AND THE EFFECTIVE DATE

     12.1 CONDITIONS PRECEDENT TO THE CONFIRMATION OF THE PLAN

     Unless this condition is waived in accordance with Section 12.3, the Confirmation Order must be in form and substance acceptable to Fruit of the Loom and the Purchaser and Acceptable to the Prepetition Secured Creditors, the Ad Hoc Committee of 8 7/8% Noteholders (only to the extent that the Confirmation Order relates to treatment of or Distributions on account of Class 4C or on account of Class 2 Claims held by members of, or funds or accounts advised by members of, the Ad Hoc Committee of 8 7/8% Noteholders), and the Creditors' Committee and shall, among other things:

     (a) Order, find and decree that (i) the Apparel Business, including all of its assets and properties shall be transferred to or vested or revested in Reorganized Fruit of the Loom, (ii) the Non-Core Assets (other than assets and property of NWI and the insurance related assets, claims, and rights retained by FTL Inc.) shall be transferred to or vested or revested in the applicable Plan Entities (not including the NWI Liquidation Agents), and (iii) the Non-Core Assets that are assets and property of NWI shall be transferred to or vested or revested in the applicable NWI Liquidation Agents, in each case free and clear of all Claims, Liens, encumbrances, and interests of any Entity except (i) in the case of Reorganized Fruit of the Loom, for "Permitted Liens" (as defined in the APA), and (ii) in the case of any other Entity, as otherwise specifically provided for in the Plan or Confirmation Order;

     (b) Order, find, and decree that the APA, including the APA Schedule, and all other documents necessary to consummate the sale of the Apparel Business to the Purchaser are approved in all respects and that all parties thereto are authorized and directed to perform all of their obligations thereunder;

     (c) Order, find, and decree that the sale of the Apparel Business to the Purchaser pursuant to the Plan is approved pursuant to Bankruptcy Code sections 363, 1123, and 1129, and that the Purchaser has acted in good faith for the purposes of Bankruptcy Code section 363(m);

     (d) Order, find and decree that the Confirmation Order shall supersede any orders of the Court issued prior to the Confirmation Date to the extent that those prior orders may be inconsistent with the Confirmation Order;

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     (e)  Order, find and decree that, except with respect to (X) obligations specifically contemplated by the Plan, and (Y) Administrative Expense Claims to be satisfied as provided in Section 3.1, each member of Fruit of the Loom (including Reorganized Fruit of the Loom) that is not a Liquidating Debtor is discharged effective as of the Effective Date as set forth and to the full extent described in Section 13.2.1;

     (f) Liens, encumbrances and interests in or against such properties in favor of any Entity, except (i) in the case of Reorganized Fruit of the Loom, for "Permitted Liens" (as defined in the APA), and (ii) in the case of any other Entity, as otherwise specifically provided for in the Plan or Confirmation Order;

     (g) Order and decree that the Estates of the Consolidating Debtors shall be substantively consolidated as and to the extent set forth in
          Section 7.1;

     (h)  Authorize the implementation of the Plan in accordance with its terms;

     (i) Provide that any transfers effected or mortgages or other security documents entered into or to be effected or entered into under the Plan shall be and are exempt from any state, city, or other municipality transfer taxes, mortgage recording taxes, and any other stamp or similar taxes pursuant to Bankruptcy Code section 1146(c);

     (j) Provide that the registration exemption of Bankruptcy Code section 1145 applies to all securities issued and distributed pursuant to the Plan;

     (k) Approve in all respects the other settlements, transactions, and agreements to be effected pursuant to the Plan;

     (l) Provide that all executory contracts or unexpired leases assumed by Fruit of the Loom and assigned during the Reorganization Cases or under the Plan shall remain in full force and effect for the benefit of the assignee thereof notwithstanding any provision in any contract or lease (including provisions of the kinds described in Bankruptcy Code section 365(b)(2) and (f)) that prohibit assignment or transfer thereof or that enable or require termination or modification of such contract or lease upon assignment thereof);

     (m) Provide that (i) (A) all executory contracts and unexpired leases of any Debtor that are listed on Section 1.09 of the APA Schedule and specifically listed on the Assumption and Assignment Schedule as executory contracts and unexpired leases to be assumed and assigned hereunder shall be deemed to be assumed by the Debtor that is a party thereto and assigned to (as applicable) the Purchaser, Newco, or Reorganized Fruit of the Loom, and (B) to the extent expressly provided in or required by the EPA Settlement Agreement, all executory contracts and unexpired leases of NWI (and of FTL Inc. to the extent they relate in any manner to NWI), shall be deemed to be assumed and assigned to NWI Successor; and (ii) effective as of the Petition Date, all other executory contracts and unexpired leases of Fruit of the Loom, except for any executory contracts and

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

          unexpired leases dealt with by a Final Order of the Court entered on or before the Effective Date or that are the subject of a motion to reject, assume, or assume and assign that is pending before the Court on the Effective Date, shall be deemed to be rejected;

     (n) Provide that with respect to all assumptions and all assignments described or authorized in the preceding paragraph (1), all such contracts or leases shall remain in full force and effect for the benefit of the Purchaser, Newco, Reorganized Fruit of the Loom, or NWI Successor, as applicable, notwithstanding any provision in any contract or lease (including provisions of the kinds described in Bankruptcy Code section 365(b)(2) and (f)) that prohibit assignment or transfer thereof or that enable or require termination or modification of such contract or lease upon assignment thereof;

     (o) Provide that the transfers of property by Fruit of the Loom to Reorganized Fruit of the Loom, Newco, the Purchaser or any Plan
          Entity: (A) are or shall be legal, valid, and effective transfers of property, (B) vest or shall vest the transferee with good title to such property free and clear of all Liens, Claims, encumbrances, and interests, except as expressly provided in the Plan or Confirmation Order, (C) do not and shall not constitute avoidable transfers under the Bankruptcy Code or under applicable bankruptcy or nonbankruptcy law, and (D) do not and shall not subject the Purchaser, Newco, Reorganized Fruit of the Loom, or any Plan Entity to any liability by reason of such transfer under the Bankruptcy Code or under applicable nonbankruptcy law, including any laws affecting successor or transferee liability;

     (p) Find that confirmation of the Plan is not likely to be followed by the liquidation of Reorganized Fruit of the Loom or the need for further financial reorganization, except as specifically provided in the Plan;

     (q) Determine that any objection to the adequacy of the information contained in the Disclosure Statement that has not previously been withdrawn or settled is overruled, and that the information contained in the Disclosure Statement was adequate for the purpose of soliciting votes for acceptance of the Plan;

     (r) Provide that all obligations of any member of Fruit of the Loom under the Adequate Protection Order are terminated as of the Effective Date;

     (s) Provide for the payment to the financial advisors to the Bank Steering Committee and the Noteholder Steering Committee of their base fees ($1,000,000 each) plus additional performance fees based upon the total recovery value under the Plan, such that for values under $900 million, no additional fee will be paid, but for values of $900 million to $1 billion, a fee of $500,000 will be paid to each; for $1 billion to $1.1 billion, the fee increases to $1 million each; and for all values over $1.1 billion, the fee is $1.5 million each;

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     (t)  Find that the Plan complies with all applicable provisions of the
          Bankruptcy Code, including that the Plan was proposed in good faith and that the Confirmation Order was not procured by fraud;

     (u) Decree that the Plan effects a settlement of the Committee Avoidance Action and that the Committee Avoidance Action is dismissed with prejudice as of the later of the Effective Date or the Closing under the APA; and

     (v) Except as expressly provided in the Plan, provide that all Equity Interests shall be extinguished and canceled effective upon the Effective Date.

     12.2 CONDITIONS PRECEDENT TO THE EFFECTIVE DATE OF THE PLAN

     The Plan shall not become effective and the Effective Date shall not occur unless and until the following conditions shall have been satisfied or waived in accordance with Section 12.3:

     (w) Plan. After the entry of the Confirmation Order, no modifications shall have been made to the Plan except in accordance with its provisions with respect to its modification.

     (x) Confirmation Order. The Confirmation Date shall have occurred and the Confirmation Order, in form and substance acceptable to Fruit of the Loom and the Purchaser and Acceptable to the Prepetition Secured Creditors, the Ad Hoc Committee of 8 7/8% Noteholders (only to the extent that the Confirmation Order relates to treatment of or Distributions on account of Class 4C or on account of Class 2 Claims held by members of, or funds or accounts advised by members of, the Ad Hoc Committee of 8 7/8% Noteholders), and the Creditors' Committee, and in a form providing for the effectuation of all of the transactions contemplated by the APA and any operative agreements entered in connection therewith in accordance with the terms and provisions thereof, and consistent with Section 12.1, shall have been signed by the judge presiding over the Reorganization Cases and shall have become a Final Order.

     (y) Scheme of Arrangement. All conditions to the effectiveness of the Scheme of Arrangement (other than the effectiveness of the Plan) shall have been satisfied or waived in accordance with the terms of the Scheme of Arrangement.

     (z) Conditions to the Confirmation of the Plan Remain Satisfied. All conditions precedent to the Confirmation of the Plan shall have been satisfied and shall continue to be satisfied.

     (aa) Completion and Execution of Documents. All actions, documents, and agreements necessary to implement the provisions of the Plan to be effectuated on or prior to the Effective Date shall be reasonably satisfactory to Fruit of the Loom and (to the extent required by the APA) the Purchaser, and shall be Acceptable to the Prepetition Secured Creditors and such actions, documents, and agreements shall have been effected or executed and delivered. All documents to be

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          contained in the Plan Supplement shall be completed and in final form and, as applicable, executed by the parties thereto and all conditions precedent contained in any of the foregoing shall have been satisfied or waived.

     (bb) Amended Charter Documents. The Amended Certificates of Incorporation and Amended Bylaws shall have been adopted, to be effective upon the occurrence of the Effective Date, by the members of Reorganized Fruit of the Loom.

     (cc) Selection of New Boards of Directors. The new boards of directors for Reorganized Fruit of the Loom shall have been selected as set forth herein.

     (dd) APA. All conditions to the Closing under the APA shall have been satisfied or waived in accordance therewith, and the Closing is prepared to occur on the Effective Date.

     (ee) Designation of the Plan Entities. The Plan Entities (other than the
          JPLs) shall have been formed in accordance with the EPA Settlement Agreement, the applicable Plan Entity Agreements, and the Plan.

     12.3 WAIVER OF CONDITIONS PRECEDENT

     Each of the conditions precedent in Sections 12.1 and 12.2 (other than Section 12.2(h)) may be waived or modified, in whole or in part, by Fruit of the Loom, upon the receipt of (a) the written consent of the Purchaser (if the condition to be waived or modified directly relates to the APA or the transactions contemplated thereby), and (b) the written Consent of the Prepetition Secured Creditors, and the Creditors' Committee (which Consents shall not be unreasonably withheld). The condition precedent in Section 12.2 (h) may be waived or modified, in whole or in part, by Fruit of the Loom, upon the receipt of (a) the written consent of the Purchaser (if the condition to be waived or modified directly relates to the APA or the transactions contemplated thereby), and (b) the written Consent of the Prepetition Secured Creditors, the Ad Hoc Committee of 8 7/8% Noteholders (whose Consent is required only to the extent that the such waiver or modification adversely affects Distributions to Class 4C or Materially Adversely Affects the Distributions to Class 2 Claims held by members of the Ad Hoc Committee of 8 7/8% Noteholders), and the Creditors' Committee. Subject to the preceding sentences, any waiver or modification of a condition precedent in Sections 12.1 and 12.2 may be effected at any time, without notice (other than to the Ad Hoc Committee of 8 7/8% Noteholders and the Creditors' Committee), without leave or order of the Court, and without any other formal action.

     12.4 EFFECT OF FAILURE OR ABSENCE OF WAIVER OF CONDITIONS PRECEDENT TO THE EFFECTIVE DATE OF THE PLAN

     If one or more of the conditions specified in Section 12.2 shall not have occurred or been waived on or before 60 days after the Confirmation Date, Fruit of the Loom may extend the period during which those conditions may be satisfied or waived for an additional 30 days. If all of the conditions specified in
Section 12.2 shall not have occurred or been waived at the expiration of the additional 30-day period, upon notification submitted by Fruit of the Loom to the Court, the United States Trustee, the Purchaser, and counsel for the Prepetition Secured Creditors, counsel to the Ad Hoc Committee of 8 7/8% Noteholders and counsel to the Creditors'

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Committee, then: (a) the Confirmation Order shall be vacated and shall be of no further force or effect, (b) no Distributions under the Plan shall be made, (c) Fruit of the Loom and all holders of Claims and Equity Interests shall be restored to the status quo ante as of the day immediately preceding the Confirmation Date as though the Confirmation Date never occurred, and (d) Fruit of the Loom's obligations with respect to Claims and Equity Interests shall remain unchanged and nothing contained herein shall constitute or be deemed to be a waiver or release of any Causes of Action or any other claims of or against Fruit of the Loom or any other Entity or to prejudice in any manner the rights of Fruit of the Loom or any Entity in any further proceedings involving Fruit of the Loom.

                                  SECTION XIII
                             EFFECT OF CONFIRMATION

     13.1 JURISDICTION OVER FRUIT OF THE LOOM AND THE PLAN ENTITIES

     Until the Effective Date, the Court shall retain custody and jurisdiction of Fruit of the Loom and their properties, interests in property, and operations. On and after the Effective Date, Reorganized Fruit of the Loom and their properties, interests in property, and operations shall be released from the custody and jurisdiction of the Court, except as provided in Section 15.1. In addition, except as set forth in Section 15.1, the Plan Entities, and their properties, interests in property, and operations shall not be subject to the custody and jurisdiction of the Court; provided, however, that the Cash and other property to be distributed pursuant to the Plan and which, to the extent not distributed by the Plan Entities, is to be held in trust by the applicable Plan Entity, shall remain subject to the jurisdiction of the Court until they are distributed or become unclaimed property pursuant to Sections 8.2, 8.3, 8.5, and 8.6 and Bankruptcy Code section 347(b).

     13.2 DISCHARGE OF FRUIT OF THE LOOM

          13.2.1 Scope

     Except as otherwise provided in the Plan or the Confirmation Order and in accordance with Bankruptcy Code section 1141(d)(1), entry of the Confirmation Order shall discharge Fruit of the Loom and Reorganized Fruit of the Loom, effective as of the Effective Date, from all debts of, Claims against, Liens on the property of, and Equity Interests or any other interests in Fruit of the Loom (and each member thereof) and their assets and properties (collectively, the "Discharged Claims and Interests" and individually, a "Discharged Claim or interest") that arose at any time before the entry of the Confirmation Order (including, without limiting the generality of the foregoing, all Claims that have been, may be, or could have been asserted against NWI and on which any other member of Fruit of the Loom or Reorganized Fruit of the Loom is or may be liable in any amount and for any reason) to the fullest extent permitted by law. Without limiting the generality of the foregoing, entry of the Confirmation Order shall discharge any liability of a Transferred Debtor Subsidiary for the taxes of any other person under Internal Revenue Code Treasury Regulation
Section 1.1502-6 or any similar provision of state, local or foreign law, as a transferee or successor, by contract, or otherwise. The discharge of Fruit of the Loom and Reorganized Fruit of the Loom shall be effective as to each and all Discharged Claims

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and Interests, regardless of whether a proof of Claim or Equity Interest therefor was filed, whether the holder thereof votes to accept the Plan, or whether the holder of any Discharged Claim or Interest receives any distribution under the Plan. On and after the Effective Date, as to all Discharged Claims and Interests, any holder thereof shall be precluded from asserting against Fruit of the Loom, Reorganized Fruit of the Loom, each member of either of the foregoing, and each Plan Entity, the successors or assigns of any of the foregoing, or any of their assets or properties, any other or further debt, Claim, Lien, Equity Interest, or other interest based upon any document, instrument, act, omission, transaction, or other action or inaction of any kind or nature that occurred before the Effective Date.

          13.2.2 Injunction

     Except as otherwise provided in the Plan, the Scheme of Arrangement (with respect to FTL Cayman only), or the Confirmation Order or a separate order of the Court, as of the Effective Date, all entities that have held, currently hold, or may hold a Discharged Claim or Interest or other right of an equity security holder that is terminated or canceled pursuant to the terms of the Plan, are permanently enjoined from taking any of the following actions on account of any Discharged Claim or Equity Interest: (a) commencing or continuing in any manner any action or other proceeding against any member of Fruit of the Loom, Reorganized Fruit of the Loom, the Consolidated Estate, the Estate of any member of Fruit of the Loom, the Estates of Reorganized Fruit of the Loom or any member thereof, any Plan Entity, or any properties and interests in properties of any of the foregoing; (b) enforcing, attaching, collecting, or recovering in any manner any judgment, award, decree, or order against any member of Fruit of the Loom, any member of Reorganized Fruit of the Loom, the Consolidated Estate, the Estate of any member of Fruit of the Loom, any Plan Entity, or any properties and interests in properties of any of the foregoing; (c) creating, perfecting, or enforcing any Lien or other encumbrance against any member of Fruit of the Loom, any member of Reorganized Fruit of the Loom, the Consolidated Estate, the Estate of any member of Fruit of the Loom, any Plan Entity, or any properties and interests in properties of any of the foregoing; (d) asserting a setoff, right of subrogation, or recoupment of any kind against any member of Fruit of the Loom, Reorganized Fruit of the Loom, the Consolidated Estate, the Estate of any member of Fruit of the Loom, any Plan Entity, or any properties and interests in properties of any of the foregoing; and (e) commencing or continuing any action, in any manner or in any place, that does not comply with or is inconsistent with the provisions of the Plan, the Scheme of Arrangement, or the Confirmation Order.

          13.2.3 Release of Collateral

     Unless a particular Secured Claim is Reinstated: (a) each holder of a Secured Claim or a DIP Facility Claim or a Claim that is purportedly a Secured Claim or DIP Facility Claim shall (i) turn over and release to the relevant member of Fruit of the Loom, Reorganized Fruit of the Loom, or any applicable Plan Entity, as the case may be, any and all property of the relevant member of Fruit of the Loom or Reorganized Fruit of the Loom that secures or purportedly secures its Claim, and (ii) execute such documents and instruments as any member of Fruit of the Loom or Reorganized Fruit of the Loom or any Plan Entity may reasonably require to evidence the holder's release of such property; and (b) on the Effective Date, all claims, right, title, and interest in that property shall be transferred to, or vest or revest in, the relevant member of

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Reorganized Fruit of the Loom or vest in the Purchaser, Newco, any applicable
Plan Entity, or any other successor to any of the foregoing, as the case may be, free and clear of all Claims and Equity Interests, including Liens, charges, pledges, interests, encumbrances, security interests, and any other interests of any kind. The reasonable costs and expenses incurred by the holder of any such Secured Claim (including the Prepetition Collateral Agent) in releasing its liens and security interests shall be reimbursed by the FOL Liquidation Trust upon demand.

     13.3 TERM OF INJUNCTIONS OR STAYS

     Unless otherwise provided herein, in the Confirmation Order, or in any order providing for a stay or injunction, all injunctions or stays provided for in the Reorganization Cases pursuant to Bankruptcy Code section 105 or 362 or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date.

                                  SECTION XIV
                   RELEASES, INJUNCTION, AND WAIVER OF CLAIMS

     14.1 RELEASE OF FRUIT OF THE LOOM AND REORGANIZED FRUIT OF THE LOOM

     Except as otherwise expressly and specifically provided for herein, on and after the Effective Date, Fruit of the Loom and Reorganized Fruit of the Loom are released from all Liabilities from the beginning of time.

     14.2 EXCULPATION AND LIMITED RELEASE WITH RESPECT TO POSTPETITION ACTIONS

     Except as otherwise specifically provided for by the Plan (and without limiting the generality of section 14.1 as to Fruit of the Loom and Reorganized Fruit of the Loom), on the Effective Date, all Entities shall be conclusively presumed to have released the following parties (but solely to the extent set forth below): (a) Fruit of the Loom and Reorganized Fruit of the Loom, (b) the Creditors' Committee and the present and former members thereof (including ex officio members), (c) the Bank Steering Committee and the present and former members thereof, (d) the Noteholders Steering Committee and the present and former members thereof, (e) the Indenture Trustees, (f) the DIP Agent and the DIP Lenders, (g) the Prepetition Secured Creditors, (h) the Prepetition Agent, the Prepetition Collateral Agent, the Synthetic Lease Agent, and the Farley Agent, (i) the JPLs, (j) the Purchaser, Berkshire, and Newco, (k) the Ad Hoc Committee of 8 7/8% Noteholders and the members thereof, and (l) all directors, officers, agents, attorneys, affiliates, employees, accountants, advisors, financial advisors of any of the foregoing (other than Farley, except as provided in Section 7.17) (each of the foregoing, a "Released Party"), from any Claim or Cause of Action based on, arising from, or in any way connected with,
(A) the Reorganization Cases and the Cayman Proceeding (including, without limitation, any actions taken and/or not taken with respect to the administration of any Estate or the operation of the business of any member of the Fruit of the Loom Group), (B) the Plan or the Scheme of Arrangement or the Distributions received thereunder, (C) the negotiation, formulation, and preparation of the Plan, the Scheme of Arrangement, the Postpetition Credit Agreement, or the APA (including any of the terms, settlements, and compromises reflected in any of the foregoing and any orders of the Court related thereto), except to the extent any such claim or Cause of Action against any Released Party arises solely as a direct result of that Released Party's fraud or

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willful misconduct and except that nothing in this Section 14.2 shall impair the right of the Purchaser to enforce any covenant or agreement that, under the APA, is to be performed in whole or in part by any party thereto or any Plan Entity after the Closing. In all respects, each of the Released Parties shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

     14.3 COVENANTS NOT TO SUE WITH RESPECT TO NWI CLAIMS

          14.3.1 Governmental Parties' Covenants Not to Sue

     Under the EPA Settlement Agreement (and except as otherwise set forth therein), the Governmental Parties each covenant not to bring a civil action against FTL Inc., NWI, NWI Successor, and the "FTL Entities" under applicable federal and state environmental protection laws specified therein with respect to the facilities located on the Seven Properties. For the purposes of this Section, "FTL Entities" shall be defined as (a) all Debtors other than NWI and FTL Inc., (b) all direct or indirect subsidiaries of any of the Debtors, expressly including direct or indirect subsidiaries of FTL Inc., (c) all entities created pursuant to the Plan, whether as a successor to a Debtor or otherwise, and (d) each of the Debtors as they may be reorganized pursuant to the Plan. The Governmental Parties reserve the right to bring a civil action against NWI Successor for the sole purpose of securing the recovery of insurance proceeds under the insurance policies described in the EPA Settlement Agreement; provided, however, that (i) nothing in this sentence shall be deemed to impair the intended liquidation and dissolution of NWI and FTL Inc. hereunder, and (ii) the costs of defense of any such suit will be borne by NWI Successor. The foregoing covenants not to sue and exceptions thereto shall also apply to any successor, assign, employee, officer, or director, of FTL Inc., NWI, or any of the FTL Entities, but only to the extent that the alleged liability of the successor, assign, employee, officer, or director arises with respect to any matter covered by the EPA Settlement Agreement, and is based upon its respective status as a successor, assign, employee, officer or director, but not to the extent that the alleged liability arose independently of the alleged liability of FTL Inc., NWI or the FTL Entities; provided, however, that an alleged liability of an employee, officer or director of NWI, FTL Inc., or any of the FTL Entities that arises solely from events arising during such employee's, officer's or director's employment by FTL Inc., NWI, or any of the FTL Entities (whether or not the alleged liability also has an independent basis) shall not be deemed to be an independent liability and shall be covered by the covenants set forth in this Section.

          14.3.2 Velsicol's Covenants Not to Sue

     Under the EPA Settlement Agreement (and except as otherwise set forth therein), Velsicol releases and waives all Claims or Causes of Action against NWI, FTL Inc., NWI Successor, the Custodial Trust, the FTL Entities, and their successors, assigns, employees, officers, and directors and shall be deemed to have withdrawn with prejudice any proofs of claim filed by it, all of which shall be expunged as expressly set forth in the EPA Settlement Agreement.

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          14.3.3 The FTL Entities', NWI Successor's, and Custodial Trust's
                 Covenants Not to Sue

     Under the EPA Settlement Agreement (and except as otherwise set forth therein), (a) NWI, FTL Inc., NWI Successor, and the Custodial Trust will release and waive all Claims or Causes of Action against Velsicol, NWI Successor, and the Custodial Trust, and their successors, assigns, employees, officers, directors, agents and contractors; and (b) the FTL Entities covenant not to sue the Governmental Parties, NWI Successor, Custodial Trustee, and Velsicol for contribution or response costs or natural resource damages, or reimbursement from the Fund with respect to the "Seven Facilities and the A&I Facilities" (as defined in the EPA Settlement Agreement), or any claims arising out of response activities at the Seven Facilities or the A&I Facilities.

     14.4 AVOIDANCE AND RECOVERY ACTIONS

     All Avoidance Actions against holders of Class 4A, 4C or Class 5 Claims (other than Farley Claims) shall be deemed waived and released, whether or not any such Avoidance Actions had been actually commenced as of the Effective Date (and, to the extent commenced as of the Effective Date, shall be dismissed with prejudice), by Fruit of the Loom and each of the Plan Entities (other than the NWI Liquidation Agents), except that FOL Liquidation Trust reserves the right to assert Avoidance Actions against a holder of a Class 4A, 4C or Class 5 Claim to the fullest extent permitted by law as a defense or offset to a proof of an Administrative Priority Claim, other Priority Claim, or Other Secured Claim asserted by any such holder and an Avoidance Action against Farley may be prosecuted affirmatively against Farley by FOL Liquidation Trust or asserted by any of the Plan Entities to the fullest extent permitted by law as a defense or offset against any Farley Claim. Notwithstanding the foregoing, no Avoidance Action may be asserted as a claim, defense, offset, recoupment, or otherwise against any Claim of any Prepetition Secured Creditor or against any Administrative Expense Claim by any members of, or funds or accounts advised by members of, the Ad Hoc Committee of 8 7/8% Noteholders or any professional retained by them, under section 503(b) of the Bankruptcy Code. All other rights of Fruit of the Loom, Reorganized Fruit of the Loom, or any Plan Entity to bring Avoidance Actions against any other Entity are hereby preserved in accordance with Section 7.19. NWI Successor will retain the right to bring, prosecute, and settle all Avoidance Actions of NWI. On the Effective Date, Fruit of the Loom shall assign to the Unsecured Creditors Trust all of Fruit of the Loom's interest in any Avoidance Action then pending against any holder of a Class 4A Claim (other than the Farley Claims) with respect to that Claim and to FOL Liquidation Trust all of Fruit of the Loom's interest in any Avoidance Action then pending against any holder of a Class 5 Claim with respect to that Claim or against Farley. FOL Liquidation Trust and the Unsecured Creditors Trust, as applicable, shall take the steps necessary to dismiss the pending actions against holders of Class 4A Claims (other than the Farley Claims) and Class 5 Claims.

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     14.5 RELEASE OF RELEASED PARTIES BY FRUIT OF THE LOOM

          14.5.1 General Provisions

     Without limiting any other applicable provisions of Section XII or XIV, as of the Effective Date, Fruit of the Loom and Reorganized Fruit of the Loom, on behalf of themselves, the estates of Fruit of the Loom, and their respective successors, assigns, and any and all Entities who may purport to claim by, through, for, or because of, them, will release and be permanently enjoined from any prosecution or attempted prosecution of any and all Causes of Action that they have, may have, or claim to have, that are property of, assertable on behalf of, or derivative of Fruit of the Loom, against the Released Parties (but solely in their capacity as Released Parties). Nothing in this Section 14.5.1 shall impair the right of the Purchaser to enforce any covenant or agreement that, under the APA, is to be performed in whole or in part by any party thereto or any Plan Entity after the Closing or impair any rights acquired by Reorganized Fruit of the Loom as assets or property of the Apparel Business under the APA.

          14.5.2 Limitations on Release

     Notwithstanding the foregoing or anything else contained in the Plan, this release shall not apply to (i) individual Released Parties who were officers or directors of any of the Debtors before December 1, 1999 and on or after December 1, 1997, in their capacity as directors or officers of any Debtor (in which capacity they shall be the subject of a covenant not to execute described more fully below), (ii) any Claim for contribution, indemnification, or any other theory of joint liability or right over, by an individual Released Party against any other Released Party, and (iii) any Claim by an individual Released Party for reimbursement (to give effect to the covenant not to execute) against the entity asserting a Claim under clause (i) hereof, if the issuer of a D&O Insurance Policy seeks to recover any amount from the individual Released Party; provided, however, that with respect to clauses (i) and (ii) above, if no such Claim is asserted against an individual Released Party on or before the date that is 180 days after consummation of the Plan, then this release shall apply to Claims thereafter asserted against such individual Released Party.

     Nothing in the Plan shall limit the right, if any, of any party to bring an action against or name as a defendant, a person or entity who is not a Released Party or enforce a claim or judgment against an Entity that is not a Released Party (or the property of that Entity). Nothing in the Plan nor the provision of the covenant not to execute in favor of an individual Released Party shall preclude, limit, or otherwise restrict an individual from defending against or opposing any Claim brought against that individual under this Section. Fruit of the Loom and Reorganized Fruit of the Loom (on behalf of themselves, the estates of Fruit of the Loom, and their respective successors, assigns, and any and all Entities that may purport to claim by, through, under, for, or because of, them) shall not name any individual Released Party who is or was an officer or director of any Debtor as a defendant in any action or otherwise assert a Claim against such individual, unless that party, acting in good faith, has first determined upon written advice of counsel that the individual Released Party is a necessary party to such action or Claim.

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          14.5.3 Covenant not to Execute

     Fruit of the Loom and Reorganized Fruit of the Loom, on behalf of themselves, the Estates of Fruit of the Loom (and their respective successors, assigns, and any and all Entities that may purport to claim by, through, under, for, or because of, them) shall covenant not to execute as against any individual Released Party that is or was an officer or director of any Debtor and agree that no claim or judgment shall be enforced against, nor shall any amount be collected from, any individual Released Party (or any property of an individual Released Party). Instead, such execution, enforcement, or collection shall be undertaken only against the proceeds of any applicable D&O Insurance Policy (if any) and individual Released Parties (and their assets and property) shall be liable for any Claim only to the extent of the D&O Insurance Policy proceeds. Nothing in this Section 14.5.3 shall impair the right of the Purchaser to enforce any covenant or agreement that, under the APA, is to be performed in whole or in part by any party thereto or any Plan Entity after the Closing

          14.5.4 Costs of Asserting Claims Against Released Parties

     None of Fruit of the Loom, Reorganized Fruit of the Loom, Newco, the Purchaser, and the Liquidation Agents, and none of their successors or assigns, shall fund or be obligated to fund (whether directly or indirectly) the costs of pursuing against any of the Released Parties a Claim or Cause of Action that is released by the Plan or the UCT Claims; provided, however, that the Unsecured Creditors Trust may use the Distributions it receives on account of UCT Beneficial Interest in the FOL Liquidation Trust to fund the Creditors' Committee Action and the UCT Claims.

     14.6 INDEMNITY WITH RESPECT TO CLAIMS ASSERTED BY FARLEY

     In addition to the releases and exculpations set forth above, the Released Parties shall also be entitled to indemnification by FOL Liquidation Trust for claims made against any of them by Farley, such indemnification to include costs of defense arising out of, related to, resulting from, or in connection with or in response to the claims made against Farley that are part of the Non-Core Assets and to be paid upon the incurrence thereof in accordance with the Liquidation Agent Agreement applicable to FOL Liquidation Trust; provided, however, that FOL Liquidation Trust shall have no indemnification obligation under this Section to the extent that it is judicially determined that any claim of Farley against any Released Party arises solely as a direct result of that Released Party's fraud or willful misconduct. The indemnification obligations on FOL Liquidation Trust established by this Section shall include the reimbursement of the costs of defense (including attorneys' fees) and shall be paid as incurred by the indemnified party in accordance with the Liquidation Agent Agreement applicable to FOL Liquidation Trust.

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                                   SECTION XV
                            RETENTION OF JURISDICTION

         15.1     RETENTION OF JURISDICTION

         The Court may retain jurisdiction and, if the Court exercises its retained jurisdiction, shall have exclusive jurisdiction, of all matters arising out of or relating to the Reorganization Cases and the Plan pursuant to, and for the purposes of, Bankruptcy Code sections 105(a) and 1142 and for, among other things, the following purposes:

         (a) To hear and determine pending motions (if any) for the assumption or rejection of executory contracts or unexpired leases, whether filed pursuant to the Plan or otherwise, and the allowance of Claims resulting therefrom;

         (b) To determine any and all adversary proceedings, applications, and contested matters, whether pending as of the Effective Date or brought thereafter in accordance with the terms hereof;

         (c) To consider and rule on the compromise and settlement of any Claim against or Cause of Action on behalf of Fruit of the Loom or its Estates (but not Reorganized Fruit of the Loom except to the extent that the Claim or Cause of Action relates to the Reorganization Cases, not to the Apparel Business), including the Creditors Committee Action;

         (d) To ensure that Distributions to holders of Allowed Claims are accomplished as provided herein;

         (e) To hear and determine any timely objections to Administrative Expense Claims or to proofs of Claim and Equity Interests filed at any time, including any objections to the classification of any Claim or Equity Interest, and to Allow or Disallow any Disputed Claim or Disputed Equity Interest in whole or in part;

         (f) To hear and determine any and all applications for the allowance of Professional Fees other than those of the Plan Entities that are to be paid in accordance with the applicable Plan Entity Agreement;

         (g) To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified, or vacated;

         (h) To issue orders in aid of execution of the Plan in accordance with Bankruptcy Code section 1142;

         (i) To consider any modifications of the Plan, to cure any defect or omission, or reconcile any inconsistency, in the Plan or in any order of the Court as may be necessary to carry out the purposes and intent of the Plan and to implement and effectuate the Plan;



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         (j)      To hear and determine all applications for awards of
                  compensation for services rendered and reimbursement of expenses relating to implementation and effectuation of the Plan other than those of the Plan Entities that are to be paid in accordance with the applicable Plan Entity Agreement;

         (k) To hear and determine disputes arising in connection with the interpretation, implementation, or enforcement of the Plan, including, but not limited to, disputes relating to the Plan Transactions;

         (l) To hear and determine matters concerning state, local, and federal taxes in accordance with Bankruptcy Code sections 346, 505, and 1146;

         (m) To compel the conveyance of property and other performance contemplated under the Plan and the documents executed in connection herewith;

         (n)      To enforce remedies upon any default under the Plan;

         (o) To enforce, interpret, and determine any disputes arising in connection with any orders, stipulations, judgments, and rulings entered in connection with the Reorganization Cases (whether or not the Reorganization Cases have been closed);

         (p) To resolve any cases, controversies, suits, or disputes that may arise in connection with the consummation, interpretation, or enforcement of the Plan, or any Entity's obligations incurred in connection herewith;

         (q) To determine any other matters that may arise in connection with or relate to the Plan, the Disclosure Statement, the Confirmation Order, or any contract, instrument, release, indenture, or other agreement or document created in connection with the Plan or the Disclosure Statement;

         (r) To issue injunctions, enter and implement other orders, or take such other actions as may be necessary or appropriate to aid in confirmation or to facilitate consummation of the Plan, including such as may be necessary to restrain interference by any Entity with the occurrence of the Effective Date, the consummation of the Plan, or the enforcement of any rights, remedies, or obligations created under the Plan;

         (s) To determine such other matters as may be provided for in the Confirmation Order or other orders of the Court as may be authorized under the provisions of the Bankruptcy Code or any other applicable law;

         (t) To hear and determine (A) all motions, applications, adversary proceedings, and contested and litigated matters pending on the Effective Date, and (B) all claims by or against any member of Fruit of the Loom arising under the Bankruptcy Code or nonbankruptcy law if made applicable by the Bankruptcy Code, whether such claims arose before or after the Effective Date;


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


         (u) To hear any other matter arising out of or related to the liquidation of NWI or the enforcement of the EPA Settlement Agreement;

         (v) To hear any other matter if the Court's exercise of jurisdiction there over is not inconsistent with the Bankruptcy Code or title 28 of the United States Code;

         (w) To hear and determine issues relating to discharge, injunctions, covenants not to sue, and other waivers and protections provided under or relating to the Plan; and

         (x)      To enter a final decree closing the Reorganization Cases.

         Nothing in this Section 15.1 shall be construed as a limitation on the jurisdiction of the Cayman Court over the Cayman Proceeding.

         15.2     MODIFICATION OF THE PLAN

                  15.2.1 Modification Before the Confirmation Date

         Subject to Section 6.3 and to the terms of the APA, Fruit of the Loom may alter, amend, or modify the Plan or any provision or portion thereof under section 1127(a) of the Bankruptcy Code at any time prior to the Confirmation Date; provided, however, that Fruit of the Loom shall make no Material modification to the Plan without the Consent of the Prepetition Secured Creditors; and provided further that Fruit of the Loom shall make no modification to the Plan (a) that adversely affects the treatment of Claims in Classes 4A or 5 without the Consent of the Creditors' Committee, (b) that adversely affects the treatment of Claims in Class 4C without the Consent of the Ad Hoc Committee of 8 7/8% Noteholders, or (c) that Materially Adversely Affects the distribution to and treatment of Class 2 Claims held by members of the Ad Hoc Committee of 8 7/8% Noteholders absent Consent of the Ad Hoc Committee of
8 7/8% Noteholders, which Consent shall not be unreasonably withheld. Fruit of the Loom shall provide parties in interest with notice of such amendments or modifications as may be required by the Bankruptcy Rules or any order of the Court and shall, in any event, provide such notice to counsel for the Creditors' Committee and the Prepetition Secured Creditors. A holder of a Claim that has accepted the Plan shall be deemed to have accepted the Plan as altered, amended, modified, or clarified, unless the proposed alteration, amendment, modification, or clarification adversely changes the treatment of the Claim of such holder.

                  15.2.2 Modification After the Confirmation Date and Before
                         Substantial Consummation

         After the Confirmation Date and prior to "substantial consummation" (as that term is defined in Bankruptcy Code section 1101(2)) of the Plan, Fruit of the Loom or Reorganized Fruit of the Loom, as the case may be, may, under section 1127(b) of the Bankruptcy Code, institute proceedings in the Court to remedy any defect or omission or to reconcile any inconsistencies in the Plan, the Disclosure Statement, or the Confirmation Order, and otherwise provide for such matters as may be necessary to carry out the purpose and effect of the Plan, as long as the proceedings do not adversely affect the treatment of holders of Claims or Equity Interests under the Plan; provided, however, that, to the extent required by the Bankruptcy Rules or an order of the Court, prior notice of any such proceedings shall be served in accordance therewith; and, provided further, that neither Fruit of the Loom nor Reorganized Fruit of the Loom shall seek any Material modification to the Plan without (a) with respect to any change which would affect the transactions under the APA, the consent of the Purchaser, (b) the Consent of the Prepetition Secured Creditors, (c) to the extent that any such modification to the Plan would adversely affect the treatment of Claims in Classes 4A or 5, the Consent of the Creditors' Committee,
(d) to the extent that any such modification to the Plan would adversely affect the treatment of Claims in Class 4C, the Consent of the Ad Hoc Committee of 8 7/8% Noteholders, and (e) to the extent that any such modification to the Plan would Materially Adversely Affect the distribution to and treatment of Class 2 Claims held by members of the Ad Hoc Committee of 8 7/8% Noteholders, the Consent of the Ad Hoc Committee of 8 7/8% Noteholders, which Consent shall not be unreasonably withheld. A holder of a Claim or Equity Interest that has accepted the Plan shall be deemed to have accepted the Plan, as altered, amended, modified, or clarified, if the proposed alteration, amendment, modification, or clarification does not adversely change the treatment of the Claim of such holder.

                                  SECTION XVI
                            MISCELLANEOUS PROVISIONS

         16.1     PAYMENT OF STATUTORY FEES

         All fees payable pursuant to section 1930, title 28, United States Code, shall be paid on the Effective Date.

         16.2     GOVERNING LAW

         Except to the extent that the Bankruptcy Code or other federal law is applicable, or to the extent a schedule or exhibit hereto or instrument, agreement or other document executed under the Plan provides otherwise, the rights, duties and obligations arising under the Plan, and the instruments, agreements, and other documents executed in connection with the Plan, shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York, without giving effect to any choice of law provisions that would require the application of the law of any other jurisdiction.

         16.3     NOTICES

         To be effective, all notices, requests, and demands must be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:




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

         To Fruit of the Loom or Reorganized Fruit of the Loom:

                  Fruit of the Loom, Inc.
                  One Fruit of the Loom Dr.
                  Bowling Green, KY 42103
                  Attn:   John J. Ray, III, Esq.
                          David Whitaker, Esq.
                  Phone:  270-781-6400
                  Fax:    270-438-1596 (Mr. Ray) and 270-438-1332 (Mr. Whitaker)

              with a copy to:

                  Milbank, Tweed, Hadley & McCloy LLP
                  1 Chase Manhattan Plaza
                  New York, NY 10005-1413
                  Attn:   Luc A. Despins, Esq.
                          Dennis F. Dunne, Esq.
                  Phone:  (212) 530-5000
                  Fax:    (212) 530-5219

         To counsel for the Prepetition Secured Creditors:

                  Wachtell, Lipton, Rosen & Katz
                  51 West 52nd Street
                  New York, NY 10019
                  Attn:   Richard D. Feintuch, Esq.
                  Phone:  (212) 403-1000
                  Fax:    (212) 403-2000

                  And to:

                  Akin, Gump, Strauss, Hauer & Feld, L.L.P
                  590 Madison Avenue, 20th Floor
                  New York, NY 10022
                  Attn:   Fred S. Hodara, Esq.
                  Phone:  (212) 872-1000
                  Fax:    (212) 872-1002

                  And to:

                  Moore & Van Allen LLC
                  100 North Tryon Street, 47th Floor
                  Charlotte, NC 28202
                  Attn:   David S. Walls, Esq.
                  Phone:  (704) 331-1000
                  Fax:    (704) 378-2058

         To counsel for the Creditors' Committee:

                  Otterbourg, Steindler, Houston & Rosen, P.C.
                  230 Park Ave., 30th Floor
                  New York, NY 10169
                  Attn:   Scott L. Hazan, Esq.
                  Phone:  (212) 661-9100
                  Fax:    (212) 682-6104

         To counsel for the Purchaser:

                  Munger, Tolles & Olson LLP
                  355 South Grand Avenue, 35th Floor
                  Los Angeles, CA 90071-1560
                  Attn:   Robert E. Denham, Esq.
                  Phone:  (213) 683-9100
                  Fax:    (213) 687-3702

         To counsel for the Ad Hoc Committee of 8 7/8% Noteholders:

                  Hennigan, Bennett & Dorman
                  601 South Figueroa Street, Suite 3300
                  Los Angeles, CA  90017
                  Attn: Bruce Bennett, Esq.
                          Sidney P. Levinson, Esq.
                  Phone:  (213) 694-1200
                  Fax:    (213) 694-1234

         16.4     FURTHER DOCUMENTS AND ACTIONS

         Fruit of the Loom, Reorganized Fruit of the Loom, and each of the Plan Entities shall execute, and are authorized to file with the Court and deliver, such agreements and other documents or information, and to take or cause to be taken such actions, as may be necessary or appropriate to effect and further evidence the terms and conditions of the Plan and to consummate the transactions and transfers contemplated by the Plan. Fruit of the Loom, Reorganized Fruit of the Loom, and all other necessary or appropriate parties shall execute any and all documents and instruments that must be executed under or in connection with the Plan in order to implement the terms of the Plan or to effectuate the Distributions under the Plan, provided that such documents and instruments are reasonably acceptable to such party or parties.

         16.5     PLAN SUPPLEMENT

         Except as otherwise provided in the Plan, forms of the following documents shall be contained in the Plan Supplement and filed with the Clerk of the Court at least ten days prior to the Voting Deadline: the Assumption and Assignment Schedule, the Amended Certificates of Incorporation, the Amended Bylaws, the APA and schedules and documents related thereto (to the extent not filed under seal), each of the Plan Entity Agreements, the EPA Settlement

Agreement, the Letter of Transmittal, Schedule 1, the True-Up, and the list of Designated Executives and the severance payments due to them. Upon its filing with the Court, the Plan Supplement may be inspected in the office of the Clerk of the Court during normal Court hours. Holders of Claims may obtain a copy of the Plan Supplement, at their own expense unless otherwise required by the Bankruptcy Code or the Bankruptcy Rules or ordered by the Court, upon written request to Milbank, Tweed, Hadley & McCloy LLP, 1 Chase Manhattan Plaza, New York, New York 10005, Attn: Rena Strappazon, Legal Assistant, Facsimile No.
(212) 530-5219.

         16.6     RELATIONSHIP AMONG THE PLAN, THE APA, AND CERTAIN OTHER
                  DOCUMENTS

         To the extent that the Plan is inconsistent with the Disclosure Statement or the Scheme of Arrangement, the provisions of the Plan shall be controlling. To the extent that the Plan implements the APA and the transactions contemplated thereby, the APA (which is made a part of the Plan by its filing in the Plan Supplement and shall be attached along with the Plan to the Confirmation Order) shall be controlling in the event of any inconsistency between the Plan and the APA. The Plan shall be controlling if there is any inconsistency between the APA and any aspect of the Plan other than implementing the APA and the transactions contemplated thereby.

         16.7     RESERVATION OF RIGHTS

         If the Plan is not confirmed by a Final Order, or if the Plan is confirmed and does not become effective, the rights of all parties in interest in the Reorganization Cases are and will be reserved in full. Any concessions or settlements reflected herein (if any), are made for purposes of the Plan only, and if the Plan does not become effective, no party in interest in the Reorganization Cases shall be bound or deemed prejudiced by any such concession or settlement.

         16.8     INJUNCTION REGARDING WORTHLESS STOCK DEDUCTION

         At the Confirmation Hearing, the Debtors may request that the Court include in the Confirmation Order a provision enjoining any "50-percent shareholder" of FTL Cayman, within the meaning of section 382(g)(4)(D) of the Internal Revenue Code of 1986, as amended, from claiming a worthless stock deduction with respect to Old Capital Stock for any taxable year of such shareholder ending prior to the Effective Date.

         16.9     TAX REPORTING AND COMPLIANCE

         In connection with the Plan and all instruments issued in connection therewith and Distributions thereon, Fruit of the Loom and the Plan Entities shall comply with all withholding and reporting requirements imposed by any federal, state, local or foreign taxing authority and all Distributions hereunder shall be subject to any such withholding and reporting requirements. No holder of an Allowed Claim against Fruit of the Loom shall effectuate any withholding with respect to the cancellation or satisfaction of such Allowed Claim under the Plan. The Liquidation Agents are hereby authorized to request an expedited determination of taxes under Bankruptcy Code section 505(b) for all taxable periods of Fruit of the Loom through and including the first Business Day after the Effective Date (when the Fruit of the Loom consolidated group shall end).



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

         16.10    BINDING EFFECT

         The rights, benefits, and obligations of any Entity named or referred to in the Plan, or whose actions may be required to effectuate the terms of the Plan shall be binding on, and shall inure to the benefit of, any heir, executor, administrator, successor, or assign of such Entity (including, but not limited to, any trustee appointed for Fruit of the Loom under Chapter 7 or 11 of the Bankruptcy Code). The Confirmation Order shall provide that the terms and provisions of the Plan and the Confirmation Order shall survive and remain effective after entry of any order which may be entered converting any of Fruit of the Loom's Reorganization Cases to a case under Chapter 7 of the Bankruptcy Code, and the terms and provisions of the Plan shall continue to be effective in this or any superseding case under the Bankruptcy Code.


                                  [END OF TEXT]

         IN WITNESS WHEREOF, each of the undersigned has duly executed the Plan as of the date first above written.


                                     FRUIT OF THE LOOM, LTD.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     FRUIT OF THE LOOM, INC.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                      UNION UNDERWEAR COMPANY, INC.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     ALICEVILLE COTTON MILL, INC.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     FRUIT OF THE LOOM ARKANSAS, INC.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     NWI LAND MANAGEMENT CORP.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer

                                     THE B.V.D. LICENSING CORP.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     FOL CARIBBEAN CORP.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     FAYETTE COTTON MILL, INC.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     FRUIT OF THE LOOM, TEXAS, INC.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     FRUIT OF THE LOOM CARIBBEAN, INC.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     FTL SALES COMPANY, INC.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer

                                     UNION YARN MILLS, INC.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     GREENVILLE MANUFACTURING, INC.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     WINFIELD COTTON MILL, INC.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     MARTIN MILLS, INC.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     LEESBURG KNITTING MILLS, INC.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     SALEM SPORTSWEAR CORPORATION

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer

                                     RABUN APPAREL, INC.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     WHITMIRE MANUFACTURING, INC.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     FRUIT OF THE LOOM, INC.
                                     (New York corporation)

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     PRO PLAYER, INC.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     GITANO FASHIONS LTD.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     FOL R&D, INC.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer

                                     UNION SALES, INC.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     ARTEX MANUFACTURING CO., INC.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     FTL INVESTMENTS, INC.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     FTL REGIONAL SALES CO., INC.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     LEESBURG YARN MILLS, INC.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     SALEM SPORTSWEAR, INC.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer

                                     FRUIT OF THE LOOM TRADING COMPANY

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     DEKALB KNITTING CORP.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     FTL SYSTEMS, INC.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer


                                     SHERMAN WAREHOUSE CORP.

                                     By: /s/ John J. Ray
                                        ----------------------------------------
                                        Name:  John J. Ray III
                                        Title: Chief Administrative Officer